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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6352
                                  ---------------------------------------------

                             ING Series Fund, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

 The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                   ----------------------------

Date of fiscal year end: March 31
                        --------------------------
Date of reporting period: March 31, 2004
                         -------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

[GRAPHIC]

ANNUAL REPORT

MARCH 31, 2004

CLASSES A, B, C, I AND O

FIXED INCOME FUNDS

ING BOND FUND
ING GOVERNMENT FUND
ING AELTUS MONEY MARKET FUND


[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                                               1
Market Perspective                                                               2
Portfolio Managers' Reports                                                      4
Report of Independent Registered Public Accounting Firm                          9
Statements of Assets and Liabilities                                            10
Statements of Operations                                                        12
Statements of Changes in Net Assets                                             13
Financial Highlights                                                            16
Notes to Financial Statements                                                   23
Portfolios of Investments                                                       33
Tax Information                                                                 44
Director and Officer Information                                                45

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

The past six months have been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption on goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reversed the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Service at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy

James M. Hennessy
President
ING Funds
May 7, 2004

MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2004

OVERVIEW

In our semi-annual report we discussed strong markets in risky asset classes as investors grew increasingly confident of an economic recovery. Thus among U.S. FIXED INCOME classes, high yield bonds provided double digit returns over the six months ended September 30, 2003, while on average, U.S. Treasuries had not even covered their coupons, in very volatile conditions. The last six months started like the first but in the end, the period proved to be much more subdued. The last calendar quarter of 2003 saw stock prices soar, and the surprise was that bond prices did not suffer that badly. Most commentators attributed this to the apparent absence of inflationary pressures and the belief that until they appear, the Federal Reserve Board ("Fed") will not raise interest rates.

FIXED INCOME MARKET

For the quarter ended December 31, 2003, the Lehman Brothers Aggregate Bond Index(1) returned 0.32%, less than the average coupon. Within this the Lehman Brothers Corporate Index(2) ("Corporate Index") component returned 0.58% for the quarter and the Lehman Brothers Treasury Bond Index(3) ("Treasury Index") component lost 0.53%. There was a steepening of the yield curve as the ten-year Treasury Bill yields rose from 3.94% to 4.26% while the 90-day Treasury Bill yield fell two basis points to 91 basis points at the quarter end. High yield bonds, on the other hand, continued to surge: the Lehman Brothers U.S. Corporate High Yield Bond Index(4) rose 5.91% for the quarter ended December 31, 2003. U.S. fixed income classes started 2004 as they had ended 2003, with risk takers in terms of credit quality and duration being rewarded the most. But the trend changed course in early February as disappointing employment reports continued to show weak job creation, together with stubbornly high new unemployment claims, made even modest Treasury yields look more attractive, especially at the longer end.

Buoyant foreign central bank purchases of U.S. Treasury and Agency bonds continued into 2004. The Fed reported that the value of its holdings of those securities for central banks increased to a record every week in 2004, ending the calendar quarter at $1.18 trillion. We believe demand was supporting investment grade bond prices more than strong economic data was undermining them. The change in the complexion of the bond market was most evident in high yield bonds, which are less sensitive to the interest rate environment than investment grade bonds and, therefore, would not be in such demand from central banks. There was also the growing feeling that some of the asset classes which had performed so strongly in 2003, including high yield bonds, had come very far, very fast. For the quarter ended March 31, 2004, the Lehman Brothers Aggregate Bond Index returned 2.66%. The Corporate Index component returned 3.27% and the Treasury Index component returned 3.06%. High yield bonds took an unfamiliar position below those two fixed income categories with a 2.34% return. The steepening of the yield curve that had taken place in the previous quarter was more than reversed as expectations for interest rate increases subsided. The ten-year Treasury yields fell by 42 basis points to 3.84% by the quarter end, while the 90-day Treasury Bill yields, which never spent a day above 1% in the entire six-month period, rose by a single basis point to 0.92%.

For the six months ended March 31, 2004, the Lehman Brothers Aggregate Bond Index returned 2.98%, with the Corporate Index component returning 3.88% and the Treasury Index component returning 2.51%. Despite the late lapse, high yield bonds were the best performers returning 8.39%.

For the year ended March 31, 2004, high yield bonds far exceeded other categories, providing a total return of 22.66%. The Lehman Brothers Aggregate Bond Index returned 5.41%, within which the Corporate Index returned 9.03% and the Treasury Index, 4.34%.

INTERNATIONAL EQUITY MARKET

In 2003, global equities secured the first positive return in three years with a very strong fourth quarter and advanced over all in the first quarter of 2004, though just one week before the quarter ended investors were in deficit year to date. For the six months ended March 31, 2004, global stocks returned 17.48% based on the Morgan Stanley Capital International (MSCI) World Index(5). Among currencies, the dollar occupied the financial spotlight for much of the period. Increasingly impressive economic reports from the U.S. could not banish fears about the trade and budget deficits. The currency was also kept under pressure by continued political instability in the Middle East and the lurking terrorist threat. The euro appreciated 8.3% against the dollar in the last calendar quarter of 2003 before giving back 2.6% as a sagging Euroland recovery raised the likelihood that the European Central Bank would finally lower interest rates. The Japanese yen appreciated in an orderly fashion during the last quarter of 2003, from about Y111 against the dollar to Y107.3, but became more volatile in the new year, rising to Y112.1 in early March on rumors that the Bank of Japan would aggressively spend billions not

                                  MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2004

just to arrest the yen's ascent, but to drive it lower. These rumors were not only quickly discounted, but officials let it be known that the Bank of Japan would soon stop supporting the dollar. The yen soared to a four-year high of less than Y104 by month end, but not before the Bank had bought around $144 billion during the quarter, not far short of the $180 billion total for all of 2003.

DOMESTIC EQUITY MARKET

The U.S. equities market returned 12.18% in the fourth quarter of 2003 and 1.69% in the first quarter of 2004, based on the Standard & Poor's 500 Index(6) including dividends. This implies a price to earnings level of just under eighteen times 2004 earnings. Many are worried about valuations after the tremendous twelve month rally. Much of the acceleration in gross domestic product ("GDP") and strength in consumer demand has come from the effect of large tax cuts, the mortgage refinancing boom and a decline in interest rates. Accommodative monetary policy by the Fed has kept real short-term interest rates negative, even with a very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only in the last weeks of 2003 did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Many commentators argue that these bullish forces are unsustainable. The bulls counter that this is just the "wall of worry" that markets tend to climb, that employment growth will ultimately reinvigorate demand and that major indices are still well off their all time highs. Recent economic and business news has been generally bright, but clouded by continuing worries over jobs. Manufacturing and service industry activity, as well as factory orders, rose to multi-year high levels in February and held on to most of the gains in March. Fourth quarter GDP growth was finalized at a strong 4.1%. Within this figure corporate earnings from current production were 29% above the corresponding earnings in 2002 and 7.2% above the third quarter. The equipment and software component of GDP growth was a healthy 14.9%. Productivity for all of 2003 was robust at 4.4%. And therein lies the lingering concern: the recovery still has a distinctly jobless look about it. In all, only 134,000 new jobs have been reported so far in 2004, less than the monthly amount needed to cover the natural increase in the workforce alone.

March ended with consumer confidence slipping and all eyes on the next employment report.

----------
(1) The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

(2) The LEHMAN BROTHERS CORPORATE INDEX is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(3) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is an unmanaged index composed of all treasury bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation or depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

(4) The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD BOND INDEX is an unmanaged index generally representative of corporate bonds rated below investment-grade.

(5) The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

(6) The STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED
CAPITALIZATION-WEIGHTED INDEX of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER OF ING FUNDS, STAN VYNER, ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

ING BOND FUND                                         Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of the Sub-Adviser's investment professionals led by James B. Kauffmann, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Bond Fund (the "Fund") seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

While the Fund invests in securities guaranteed by the U.S. Government as to timely payment of interest and principal, the Fund shares are not insured or guaranteed.

PERFORMANCE: For the year ended March 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 6.40% versus 5.41% for the Lehman Brothers Aggregate Bond Index.

PORTFOLIO SPECIFICS: The outperformance of the Fund during the year was largely due to an overweight in credit-sensitive sectors especially non-investment-grade categories, such as high yield and emerging market debt. Our emphasis on longer-dated corporate bonds also helped through the first nine months of the year. The Fund was positioned prematurely for a rise in interest rates when, in fact, rates declined in June, while an underweight in mortgages and an overall yield advantage to the benchmark helped during that quarter. August ushered in opportunities to add to both agency paper and mortgage-backed securities. Our investment tactics remained substantively the same during later part of 2003. The chief sources of outperformance continued to include an overweight in longer-dated and lower-quality credits. Long-duration credit and low-quality credit both outperformed shorter duration and high quality names. A renewed overweight to mortgage-backed securities also boosted returns. Finally, our short duration posture proved beneficial through December. The first quarter of 2004 proved less beneficial to our strategy as interest rates declined and riskier asset classes underperformed.

MARKET OUTLOOK: Mediocre economic releases have caused some Fed watchers to push a forecasted tightening further out in the calendar; some even see no Fed action until 2005. Employment remains soft as strong domestic productivity and international outsourcing have put a damper on job growth. However, the degree of softness is perplexing. We believe that the anemic employment picture will likely continue to influence the Federal Reserve and prevent a precipitous tightening for the early part of 2004. In our view, the near-term prospects for inflationary problems remain subdued as the U.S. imports disinflation from abroad; productivity is gaining, labor costs are contained; and pricing power is still transitory. Ultimately, we believe, job creation and income growth are the keys to a sustainable recovery.

Treasury yields do not yet, in our opinion, reflect the potential for a quickening pace of the economy. Trade imbalances with Asian economies have left some central banks awash in dollars. In order to prevent the dollar from devaluing versus their local currency, the Bank of Japan and the Chinese Central Bank recycle those dollars back into the U.S. debt markets, which, in turn, keeps our domestic short interest rates low.

Tactically, we are short in duration in the face of anticipated improving global economic fundamentals. We are underweight home mortgages and overweight in securitized sectors and longer-dated corporate bonds. Recently, we have overweighted financial institutions, which appear cheap on our relative value matrix. Valuations remain stretched in credit and mortgage markets; yet the modest underperformance of some credit sectors in the first three months of 2004 points to a more balanced market. While we are increasingly cautious about stretched valuations in the plus sectors as well, we will maintain an overweight in both the high yield and emerging markets for the near term.

Portfolio Managers' Report                                       ING BOND FUND

[CHART]

             ING BOND FUND CLASS I    LEHMAN BROTHERS AGGREGATE BOND INDEX
  3/31/94             $  1,000,000                            $  1,000,000
  3/31/95             $  1,033,500                            $  1,049,900
  3/31/96             $  1,141,700                            $  1,163,100
  3/31/97             $  1,199,000                            $  1,220,300
  3/31/98             $  1,316,600                            $  1,366,500
  3/31/99             $  1,400,600                            $  1,455,200
3/31/2000             $  1,410,000                            $  1,482,500
3/31/2001             $  1,576,500                            $  1,668,200
3/31/2002             $  1,644,700                            $  1,757,400
3/31/2003             $  1,828,300                            $  1,962,800
3/31/2004             $  1,950,100                            $  2,068,900

                                 AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2004
                                 -----------------------------------------------------------------
                                                   1 YEAR    5 YEAR    10 YEAR
                                                   ------    ------    -------
Including Sales Charge:
   Class A(1)                                       1.34%     5.53%        --
   Class B(2)                                       0.56%     5.42%        --
   Class C(3)                                       4.54%     5.75%        --
   Class I                                          6.66%     6.84%      6.90%
   Class O                                          6.41%       --         --
Excluding Sales Charge:
   Class A                                          6.40%     6.56%        --
   Class B                                          5.53%     5.74%        --
   Class C                                          5.53%     5.75%        --
   Class I                                          6.66%     6.84%      6.90%
   Class O                                          6.41%       --         --
Lehman Brothers Aggregate Bond
   Index(4)                                         5.41%     7.29%      7.54%

                                        AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2004
                                   ------------------------------------------------------------------------------
                                   SINCE INCEPTION       SINCE INCEPTION    SINCE INCEPTION       SINCE INCEPTION
                                     OF CLASS A             OF CLASS B        OF CLASS C            OF CLASS O
                                     04/15/1994             03/01/1999        06/30/1998            08/01/2001
                                     ----------             ----------        ----------            ----------
Including Sales Charge:
   Class A(1)                         6.02%                   --                 --                    --
   Class B(2)                           --                  5.69%                --                    --
   Class C(3)                           --                    --               5.59%                   --
   Class I                              --                    --                 --                    --
   Class O                              --                    --                 --                  6.99%
Excluding Sales Charge:
   Class A                            6.54%                   --                 --                    --
   Class B                              --                  5.85%                --                    --
   Class C                              --                    --               5.59%                   --
   Class I                              --                    --                 --                    --
   Class O                              --                    --                 --                  6.99%
Lehman Brothers Aggregate Bond
   Index(4)                           7.54%(5)              7.28%              7.05%(6)              7.29%

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Bond Fund against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset Backed Securities Index.

(5)  Since inception performance for index is shown from April 1, 1994.

(6)  Since inception performance for index is shown from July 1, 1998.

PRINCIPAL RISK FACTOR(S): The principal risks of investing in the Fund are those generally attributable to debt investing, including increases in interest rates and loss of principal. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that the issuer will default. High-yield bonds generally are more susceptible to the risk of default than higher rated bonds. International investing poses special risks, including currency fluctuation, economic and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. Because the Fund may invest in other investment companies, you may pay a proportionate share of the expenses of that other investment company.

ING GOVERNMENT FUND                                   Portfolio Managers' Report

PORTFOLIO MANAGEMENT: Managed by a team of fixed income specialists led by James
B. Kauffmann, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Government Fund (the "Fund") seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Securities of some agencies and organizations are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

PERFORMANCE: For the year ended March 31, 2004, the Fund's Class A shares, excluding sales charges, provided a total return of 2.74% versus 3.58% for the Lehman Brothers Intermediate Government Bond Index.

PORTFOLIO SPECIFICS: In the second quarter of 2003, the Fund underperformed the Lehman Brothers Intermediate Government Bond Index because the portfolio was primarily neutral duration with an off-index position in longer maturities. This hurt relative performance as longer maturity bonds did not rally as much as intermediate bonds. Moreover, the Fund was underweight Treasuries and agencies with an off-index overweight in mortgages. Approximately 10% of the total portfolio was invested in Treasury Inflation Protected Securities ("TIPS"), which hurt performance as the inflation-protected securities lagged more traditional Treasuries.

Challenged by the move higher in Treasury yields, the Lehman Brothers Intermediate Government Bond Index posted -0.13% of total return in the third quarter of 2003. Short rates were mostly unchanged, while longer maturities were more negatively impacted. In September the Fund was long duration with an emphasis on intermediate maturities, which performed the best, and interest rates fell significantly. We initiated an underweight in Treasuries and were neutral in agencies with an off-index position in mortgages. The allocation to mortgage-backed securities detracted slightly from relative performance as the sector posted negative excess returns in July.

Treasuries yields moved higher during the last three months of 2003, and the Lehman Brothers Intermediate Government Bond Index posted -0.20% of total return. The Fund was short duration and underweight the intermediate portion of the yield curve, which contributed positively to performance as rates were materially higher with the five-year sector leading the sell-off. The Fund was underweight Treasuries and overweight agencies with an off-index position in mortgages. The allocation to mortgage-backed securities enhanced relative performance as the sector posted positive excess returns.

Helped by the rally in Treasury yields, the Index returned 2.21% in the first quarter of 2004. Interest rates were 25 to 47 basis points lower between two- and 10-year maturities. The Fund underperformed the Index points because the portfolio was short duration and underweight the intermediate portion of the yield curve. Duration and yield curve positioning were the primary determinants of the Fund's underperformance as rates were lower with the five-year sector leading the rally. Relative to the index, the Fund was underweight Treasuries and overweight agencies. We believe that the overweight position in agencies enhanced performance as the Index posted 28 basis points of excess returns.

MARKET OUTLOOK: Mediocre economic releases have caused some Fed watchers to push a forecasted tightening further out in the calendar; some even see no Fed action until 2005. Employment remains soft as strong domestic productivity and international out-sourcing have put a damper on job growth; yet, the degree of softness is perplexing. We believe that the anemic employment picture will likely continue to influence the Federal Reserve and prevent a precipitous tightening for the early part of 2004. In our view, the near-term prospects for inflationary problems remain subdued as the U.S. imports disinflation from abroad, productivity is gaining, labor costs are contained, and pricing power is still transitory. Ultimately, we believe, job creation and income growth are the keys to a sustainable recovery.

Treasury yields do not yet, in our opinion, reflect the potential for a quickening pace of the economy. Trade imbalances with Asian economies have left some central banks awash in dollars. In order to prevent the dollar from devaluing versus their local currency, the Bank of Japan and the Chinese central bank recycle those dollars back into the U.S. debt markets, which, in turn, keeps our domestic short interest rates low.

Tactically, we are short in duration in the face of anticipated improving global economic fundamentals, and we have reduced our exposure to government-sponsored enterprises following more negative headlines for FNMA and FHLMC.

[CHART]

Portfolio Managers' Report                                  ING GOVERNMENT FUND

             ING GOVERNMENT FUND CLASS I    LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX
  3/31/94                   $  1,000,000                                          $  1,000,000
  3/31/95                   $  1,047,500                                          $  1,042,700
  3/31/96                   $  1,141,400                                          $  1,137,600
  3/31/97                   $  1,183,000                                          $  1,191,600
  3/31/98                   $  1,318,200                                          $  1,303,300
  3/31/99                   $  1,394,900                                          $  1,389,000
3/31/2000                   $  1,422,500                                          $  1,422,600
3/31/2001                   $  1,583,100                                          $  1,592,700
3/31/2002                   $  1,644,100                                          $  1,672,000
3/31/2003                   $  1,804,700                                          $  1,855,000
3/31/2004                   $  1,860,400                                          $  1,921,500

                                                       AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED MARCH 31, 2004
                                              -----------------------------------------------------------------------------------
                                                                              SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                                                OF CLASS A        OF CLASS B        OF CLASS C
                                               1 YEAR    5 YEAR     10 YEAR     04/15/1994        03/01/1999        06/30/1998
                                               ------    ------     -------     ----------        ----------        ----------
Including Sales Charge:
   Class A(1)                                 -2.14%     4.62%         --          5.50%               --                --
   Class B(2)                                 -2.82%     4.55%         --            --              4.77%               --
   Class C(3)                                  1.05%     4.90%         --            --                --              4.75%
   Class I                                     3.09%     5.92%       6.40%           --                --                --
Excluding Sales Charge:
   Class A                                     2.74%     5.64%         --          6.01%               --                --
   Class B                                     2.13%     4.88%         --            --              4.93%               --
   Class C                                     2.05%     4.90%         --            --                --              4.75%
   Class I                                     3.09%     5.92%       6.40%           --                --                --
Lehman Brothers Intermediate Government
   Bond Index(4)                               3.58%     6.71%       6.75%         6.75%(5)          6.73%             6.64%(6)

Based on a $1,000,000 initial investment, the graph and table above illustrate the total return of ING Government Fund against the Lehman Brothers Intermediate Government Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Adviser has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO www.ingfunds.com OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5%, 2% and 1%, respectively, for the 1 year, 5 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that includes those bonds found in the Lehman Brothers Goverment Bond Index that have a maturity of one to 9.99 years.

(5)  Since inception performance for index is shown from April 1, 1994.

(6)  Since inception performance for index is shown from July 1, 1998.

PRINCIPAL RISK FACTOR(S): Debt securities in which the Fund may invest face market and other risks, and their values may go up or down, sometimes rapidly and unpredictably. The value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall. Slower than expected principal repayment on a mortgage-backed security may extend the security's life and lock in below market interest rates. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. The Fund may experience a high portfolio turnover rate, which may have an adverse impact on performance.

ING AELTUS MONEY MARKET FUND                          Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of the Sub-Adviser's money market investment specialists led by Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The ING Aeltus Money Market Fund (the "Fund") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high quality money market instruments.

PORTFOLIO SPECIFICS: Looking back, the year ended March 31, 2004 was a very volatile and eventful year on a number of different fronts. We began the period with the economy and financial markets virtually paralyzed by the uncertainty associated with the impending War in Iraq. During the second quarter of 2003, the markets' focus shifted from geopolitical risks to the economy and the specter of deflation or a "substantial fall in inflation." In June, the Federal Reserve Board's Federal Open Market Committee (the "FOMC") responded to an economy that was failing to exhibit sustainable growth by lowering its Fed Funds target rate for the 13th time in this cycle from 1.25% to 1.0%.

The resulting highly accommodative monetary stance and fiscal stimulus provided by tax cuts finally began to work its way through the economy in the second half of 2003. The labor market began to show improvement and third-quarter GDP was reported to be an astounding 8.2%. Further improvement and strength was seen among consumers and began to filter through to the business sector by the end of 2003. The first quarter of 2004 validated earlier assessments that economic growth was well underway and likely to continue for the rest of the year. Despite the acceleration in economic activity, the lack of new hiring raised concerns about the sustainability of the recovery. Increased efficiencies and underutilized resources continued to spark discussion of a "resources gap" and served to keep a lid on inflationary expectations and a resulting increase in interest rates.

In the short-end of the market, the LIBOR yield curve, represented by the spread between one-month LIBOR and 12-month LIBOR, began the period inverted by 2 basis points and ended the year relatively flat at 26 basis points. However, much volatility was experienced throughout the year as the LIBOR yield curve varied between a low of -17 basis points in June, 2003 and a high of 63 basis points in December, 2003. For most of the year, the Fund utilized a barbell strategy purchasing long paper when 12-month rates were high or to hedge against the June Fed ease, and combining it with short-term commercial paper or floating rate notes. The Fund's weighted average maturity remained consistently longer than competitors using such strategy.

MARKET OUTLOOK: We believe the Fed will wait for repeated and strong signs of improvement in the labor markets, as well as the economy, before removing its highly accommodative monetary stance. Nevertheless, the markets will price in an increase in rates well before the Fed is inclined to move, particularly if labor markets improve dramatically or inflation increases significantly. As a result, the Fund will continue to utilize the barbell strategy as long as rates make sense given reasonable Fed Funds rate increase expectations.

PRINCIPAL RISK FACTOR(S): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

Fund holdings are subject to change daily.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
ING Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of ING Bond Fund, ING Government Fund, and ING Aeltus Money Market Fund, each a series of ING Series Fund, Inc., including the portfolios of investments, as of March 31, 2004, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended and the financial highlights for all years or periods ending prior to April 1, 2002. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and financial highlights for the year ended March 31, 2003 were audited by other independent auditors whose report thereon dated May 23, 2003 expressed an unqualified opinion on that financial statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights which were audited by us and referred to above, present fairly, in all material respects, the financial position of ING Bond Fund, ING Government Fund, and ING Aeltus Money Market Fund as of March 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.


    /s/ KPMG LLP
Boston, Massachusetts
May 21, 2004

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2004

                                                                                                                      ING
                                                                                ING                 ING              AELTUS
                                                                               BOND             GOVERNMENT        MONEY MARKET
                                                                               FUND                FUND               FUND
                                                                               ----                ----               ----
ASSETS:
Investments in securities at value+*                                     $    155,287,230    $     74,574,373   $             --
Short-term investments**                                                        1,501,176                  --        229,523,436
Repurchase agreement                                                            1,918,000           4,813,000         15,691,000
Cash                                                                              934,045             157,957              1,406
Cash collateral for futures                                                        85,567                  --                 --
Cash collateral for securities loaned                                          24,215,914          19,426,701                 --
Receivables:
     Investment securities sold                                                 8,322,465           1,010,356                 --
     Fund shares sold                                                                  52                  --                 --
     Interest                                                                   1,090,230             808,609            834,830
     Other                                                                          2,968                  --                 --
Prepaid expenses                                                                   20,619              19,968             24,397
Reimbursement due from manager                                                     18,277              10,619                 --
                                                                         ----------------    ----------------   ----------------
         Total assets                                                         193,396,543         100,821,583        246,075,069
                                                                         ----------------    ----------------   ----------------

LIABILITIES:
Payable for investment securities purchased                                     5,175,701           4,114,586          6,303,430
Payable for investment securities purchased
   on a when-issued basis                                                      22,421,006                  --                 --
Payable for futures variation margin                                               26,499                  --                 --
Payable upon return of securities loaned                                       24,215,914          19,426,701                 --
Payable for fund shares redeemed                                                       --              15,414             79,574
Income distribution payable                                                            --                  --              3,424
Payable to affiliates                                                              94,900              52,631             99,018
Payable for director fees                                                           1,503               1,239              6,028
Other accrued expenses and liabilities                                            112,835              58,911            357,661
                                                                         ----------------    ----------------   ----------------
         Total liabilities                                                     52,048,358          23,669,482          6,849,135
                                                                         ----------------    ----------------   ----------------
NET ASSETS                                                               $    141,348,185    $     77,152,101   $    239,225,934
                                                                         ================    ================   ================

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                                          $    136,653,851    $     75,302,255   $    239,749,821
Undistributed net investment income (loss)                                         (1,747)                 --            121,334
Accumulated net realized gain (loss) on investments,
   foreign currencies, futures and swaps                                        1,662,144             580,342           (645,221)
Net unrealized appreciation of investments and futures                          3,033,937           1,269,504                 --
                                                                         ----------------    ----------------   ----------------
NET ASSETS                                                               $    141,348,185    $     77,152,101   $    239,225,934
                                                                         ================    ================   ================
  +Including securities on loan at value                                 $     23,739,309    $     19,041,473   $             --
  *Cost of investments in securities                                     $    152,179,633    $     73,304,869   $             --
 **Cost of short-term investments                                        $      1,499,961    $             --   $    229,523,436

                 See Accompanying Notes to Financial Statements

            STATEMENTS OF ASSETS AND LIABILITIES as of March 31, 2004

                                                                                                                      ING
                                                                                ING                 ING              AELTUS
                                                                               BOND             GOVERNMENT        MONEY MARKET
                                                                               FUND                FUND               FUND
                                                                               ----                ----               ----
CLASS A:
Net Assets                                                               $     83,022,105    $     55,707,982   $    138,666,467
Shares authorized                                                             100,000,000         100,000,000        100,000,000
Par value                                                                $          0.001    $          0.001   $          0.001
Shares outstanding                                                              7,706,790           5,243,523        138,965,725
Net asset value and redemption price per share                           $          10.77    $          10.62   $           1.00
Maximum offering price per share                                         $          11.31(1) $          11.15(1)$           1.00

CLASS B:
Net Assets                                                               $      3,530,928    $      2,830,912   $      4,006,597
Shares authorized                                                             100,000,000         100,000,000        100,000,000
Par value                                                                $          0.001    $          0.001   $          0.001
Shares outstanding                                                                328,674             266,185          4,007,443
Net asset value and redemption price per share(2)                        $          10.74    $          10.64   $           1.00
Maximum offering price per share                                         $          10.74    $          10.64   $           1.00

CLASS C:
Net Assets                                                               $      2,305,596    $      1,131,334   $      5,614,801
Shares authorized                                                             100,000,000         100,000,000        100,000,000
Par value                                                                $          0.001    $          0.001   $          0.001
Shares outstanding                                                                214,913             106,442          5,627,766
Net asset value and redemption price per share(2)                        $          10.73    $          10.63   $           1.00
Maximum offering price per share                                         $          10.73    $          10.63   $           1.00

CLASS I:
Net Assets                                                               $     30,103,386    $     17,481,873   $     90,938,069
Shares authorized                                                             100,000,000         100,000,000        100,000,000
Par value                                                                $          0.001    $          0.001   $          0.001
Shares outstanding                                                              2,793,583           1,643,082         91,151,275
Net asset value and redemption price per share                           $          10.78    $          10.64   $           1.00
Maximum offering price per share                                         $          10.78    $          10.64   $           1.00

CLASS O:
Net Assets                                                               $     22,386,170                 n/a                n/a
Shares authorized                                                             100,000,000                 n/a                n/a
Par value                                                                $          0.001                 n/a                n/a
Shares outstanding                                                              2,078,659                 n/a                n/a
Net asset value and redemption price per share                           $          10.77                 n/a                n/a
Maximum offering price per share                                         $          10.77                 n/a                n/a

----------
(1) Maximum offering price (4.75%) is computed at 100/95.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF OPERATIONS for the year ended March 31, 2004

                                                                                                                      ING
                                                                                ING                 ING              AELTUS
                                                                               BOND             GOVERNMENT        MONEY MARKET
                                                                               FUND                FUND               FUND
                                                                               ----                ----               ----
INVESTMENT INCOME:
Interest                                                                 $      5,721,402    $      2,542,061   $      3,400,195
Dividends                                                                          52,424              45,884             64,368
Securities lending income                                                          24,707              12,246                 --
                                                                         ----------------    ----------------   ----------------
     Total investment income                                                    5,798,533           2,600,191          3,464,563
                                                                         ----------------    ----------------   ----------------

EXPENSES:
Investment management fees                                                        712,920             407,791          1,145,498
Distribution and service fees:
     Class A                                                                      214,887             143,739                 --
     Class B                                                                       38,923              37,606             49,880
     Class C                                                                       25,688              13,665                 --
     Class O                                                                       36,524                  --                 --
Transfer agent fees                                                               191,852              51,113            413,885
Administrative service fees                                                       114,095              65,262            229,100
Shareholder reporting expense                                                      60,841              24,665            106,127
Registration fees                                                                  61,178              49,848             59,214
Professional fees                                                                  31,609              28,318             43,347
Custody and accounting expense                                                     62,661              25,522             74,051
Director fees                                                                       4,776               3,550             17,165
Miscellaneous expense                                                               9,960               5,600             20,408
                                                                         ----------------    ----------------   ----------------
     Total expenses                                                             1,565,914             856,679          2,158,675
                                                                         ----------------    ----------------   ----------------

Less:
     Net waived and reimbursed fees                                               186,297              89,184             34,531
                                                                         ----------------    ----------------   ----------------
     Net expenses                                                               1,379,617             767,495          2,124,144
                                                                         ----------------    ----------------   ----------------
Net investment income                                                           4,418,916           1,832,696          1,340,419
                                                                         ----------------    ----------------   ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS, FOREIGN CURRENCIES, FUTURES AND SWAPS:
Net realized gain (loss) on:
     Investments                                                                3,652,587           1,381,357                (13)
     Foreign currencies                                                             6,359                 468                 --
     Futures and swap contracts                                                  (254,502)             31,735                 --
     Reimbursement by affiliate for investment transaction losses                      --                  --            469,704
                                                                         ----------------    ----------------   ----------------
         Net realized gain on investments, foreign currencies,
           futures and swaps                                                    3,404,444           1,413,560            469,691
                                                                         ----------------    ----------------   ----------------
Net change in unrealized appreciation or depreciation on:
     Investments                                                                  955,220          (1,099,270)                --
     Foreign currencies                                                               176                (619)                --
     Futures and swap contracts                                                  (346,449)                 --                 --
                                                                         ----------------    ----------------   ----------------
         Net change in unrealized appreciation or depreciation
           on investments, foreign currencies, futures and swaps                  608,947          (1,099,889)                --
                                                                         ----------------    ----------------   ----------------
Net realized and unrealized gain on
   investments, foreign currencies, futures and swaps                           4,013,391             313,671            469,691
                                                                         ----------------    ----------------   ----------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $      8,432,307    $      2,146,367   $      1,810,110
                                                                         ================    ================   ================

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   ING BOND FUND
                                                                                        ------------------------------------
                                                                                              YEAR                YEAR
                                                                                              ENDED               ENDED
                                                                                            MARCH 31,           MARCH 31,
                                                                                              2004                2003
                                                                                              ----                ----
FROM OPERATIONS:
Net investment income                                                                   $      4,418,916    $      3,916,955
Net realized gain on investments, foreign currencies, futures and swaps                        3,404,444           4,228,676
Net change in unrealized appreciation or depreciation of
   investments, foreign currencies, futures and swaps                                            608,947           3,778,279
                                                                                        ----------------    ----------------
Net increase in net assets resulting from operations                                           8,432,307          11,923,910
                                                                                        ----------------    ----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class A                                                                                  (3,676,867)         (2,240,850)
     Class B                                                                                    (141,161)            (52,595)
     Class C                                                                                     (94,989)            (40,478)
     Class I                                                                                  (1,604,545)         (1,272,656)
     Class O                                                                                    (664,374)           (161,066)
Net realized gains:
     Class A                                                                                  (2,080,273)           (418,890)
     Class B                                                                                     (95,081)            (13,347)
     Class C                                                                                     (75,017)            (10,449)
     Class I                                                                                    (861,754)           (216,175)
     Class O                                                                                    (382,132)            (29,934)
                                                                                        ----------------    ----------------
Total distributions                                                                           (9,676,193)         (4,456,440)
                                                                                        ----------------    ----------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              79,814,689         152,992,312
Dividends reinvested                                                                           9,328,499           4,117,253
                                                                                        ----------------    ----------------
                                                                                              89,143,188         157,109,565
Cost of shares redeemed                                                                      (89,634,355)       (113,489,711)
                                                                                        ----------------    ----------------
Net increase (decrease) in net assets resulting from capital share transactions                 (491,167)         43,619,854
                                                                                        ----------------    ----------------
Net increase (decrease) in net assets                                                         (1,735,053)         51,087,324
                                                                                        ----------------    ----------------

NET ASSETS:
Beginning of year                                                                            143,083,238          91,995,914
                                                                                        ----------------    ----------------
End of year                                                                             $    141,348,185    $    143,083,238
                                                                                        ================    ================

Undistributed net investment income (accumulated net investment loss)
   at end of year                                                                       $         (1,747)   $      1,014,446
                                                                                        ================    ================

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                ING GOVERNMENT FUND
                                                                                        ------------------------------------
                                                                                              YEAR                YEAR
                                                                                              ENDED               ENDED
                                                                                            MARCH 31,           MARCH 31,
                                                                                              2004                2003
                                                                                              ----                ----
FROM OPERATIONS:
Net investment income                                                                   $      1,832,696    $      1,808,089
Net realized gain on investments                                                               1,413,560             931,851
Net change in unrealized appreciation or depreciation of
   investments                                                                                (1,099,889)          2,541,579
                                                                                        ----------------    ----------------
Net increase in net assets resulting from operations                                           2,146,367           5,281,519
                                                                                        ----------------    ----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class A                                                                                  (1,420,325)         (1,199,364)
     Class B                                                                                     (60,784)            (53,366)
     Class C                                                                                     (21,583)            (30,804)
     Class I                                                                                    (511,138)           (527,019)
Net realized gains:
     Class A                                                                                    (681,800)           (388,235)
     Class B                                                                                     (39,023)            (24,683)
     Class C                                                                                     (12,606)            (14,329)
     Class I                                                                                    (228,405)           (129,824)
                                                                                        ----------------    ----------------
Total distributions                                                                           (2,975,664)         (2,367,624)
                                                                                        ----------------    ----------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                              33,657,412          83,269,366
Dividends reinvested                                                                           2,934,195           2,250,061
                                                                                        ----------------    ----------------
                                                                                              36,591,607          85,519,427
Cost of shares redeemed                                                                      (47,207,509)        (42,705,840)
                                                                                        ----------------    ----------------
Net increase (decrease) in net assets resulting from capital share transactions              (10,615,902)         42,813,587
                                                                                        ----------------    ----------------
Net increase (decrease) in net assets                                                        (11,445,199)         45,727,482
                                                                                        ----------------    ----------------

NET ASSETS:
Beginning of year                                                                             88,597,300          42,869,818
                                                                                        ----------------    ----------------
End of year                                                                             $     77,152,101    $     88,597,300
                                                                                        ================    ================
Undistributed net investment income at end of year                                      $             --    $         63,489
                                                                                        ================    ================

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            ING AELTUS MONEY MARKET FUND
                                                                                        ------------------------------------
                                                                                              YEAR                YEAR
                                                                                              ENDED               ENDED
                                                                                            MARCH 31,           MARCH 31,
                                                                                              2004                2003
                                                                                              ----                ----
FROM OPERATIONS:
Net investment income                                                                   $      1,340,419    $      4,199,892
Net change in unrealized appreciation or depreciation of investments                             469,691               9,196
                                                                                        ----------------    ----------------
Net increase in net assets resulting from operations                                           1,810,110           4,209,088
                                                                                        ----------------    ----------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
     Class A                                                                                    (747,567)         (2,057,320)
     Class B                                                                                      (8,313)             (9,575)
     Class C                                                                                     (33,796)           (102,929)
     Class I                                                                                    (550,743)         (1,974,761)
                                                                                        ----------------    ----------------
Total distributions                                                                           (1,340,419)         (4,144,585)
                                                                                        ----------------    ----------------

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                                             220,188,055         308,539,541
Dividends reinvested                                                                           1,288,589           4,034,031
                                                                                        ----------------    ----------------
                                                                                             221,476,644         312,573,572
Cost of shares redeemed                                                                     (316,819,388)       (404,493,953)
                                                                                        ----------------    ----------------
Net decrease in net assets resulting from capital share transactions                         (95,342,744)        (91,920,381)
                                                                                        ----------------    ----------------
Net decrease in net assets                                                                   (94,873,053)        (91,855,878)
                                                                                        ----------------    ----------------

NET ASSETS:
Beginning of year                                                                            334,098,987         425,954,865
                                                                                        ----------------    ----------------
End of year                                                                             $    239,225,934    $    334,098,987
                                                                                        ================    ================
Undistributed net investment income at end of year                                      $        121,334    $        117,915
                                                                                        ================    ================

                 See Accompanying Notes to Financial Statements

ING BOND FUND                                               FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                      ------------------------------------------------------------------------
                                                                              FIVE MONTHS
                                                      YEAR ENDED MARCH 31,       ENDED             YEAR ENDED OCTOBER 31,
                                                      --------------------      MARCH 31,     --------------------------------
                                                        2004        2003       2002(1)(2)       2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       10.84       10.14        10.75           9.93        9.98       10.37
 Income (loss) from investment operations:
 Net investment income                           $        0.33        0.33         0.15           0.50        0.55        0.54*
 Net realized and unrealized gain (loss)
 on investments                                  $        0.34        0.75        (0.35)          0.84       (0.10)      (0.39)
 Total from investment operations                $        0.67        1.08        (0.20)          1.34        0.45        0.15
 Less distributions from:
 Net investment income                           $        0.47        0.32         0.19           0.52        0.50        0.54
 Net realized gain on investments                $        0.27        0.06         0.22             --          --          --
 Total distributions                             $        0.74        0.38         0.41           0.52        0.50        0.54
 Net asset value, end of period                  $       10.77       10.84        10.14          10.75        9.93        9.98
 TOTAL RETURN(3)                                 %        6.40       10.79        (1.87)         13.84        4.62        1.43
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $      83,022      89,063       54,392         48,947      19,808      11,963
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)  %        1.00        1.00         1.00           1.00        1.00        1.00
 Gross expenses prior to expense
 reimbursement(4)                                %        1.13        1.12         1.09           1.07        1.09        1.18
 Net investment income after expense
 reimbursement(4)(5)                             %        3.06        3.23         3.47           4.84        5.75        5.27
 Portfolio turnover rate                         %         482         627+          51            235         362         174

                                                                                      CLASS B
                                                      ------------------------------------------------------------------------
                                                                              FIVE MONTHS                              MARCH 1,
                                                      YEAR ENDED MARCH 31,       ENDED       YEAR ENDED OCTOBER 31,  1999(6) TO
                                                      --------------------      MARCH 31,    ----------------------  OCTOBER 31,
                                                        2004        2003       2002(1)(2)       2001        2000        1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       10.82       10.12           10.74        9.92        9.98       10.29
 Income (loss) from investment operations:
 Net investment income                           $        0.22        0.24            0.11        0.43        0.47        0.31*
 Net realized and unrealized gain (loss)
 on investments                                  $        0.35        0.77           (0.35)       0.84       (0.11)      (0.32)
 Total from investment operations                $        0.57        1.01           (0.24)       1.27        0.36       (0.01)
 Less distributions from:
 Net investment income                           $        0.38        0.25            0.16        0.45        0.42        0.30
 Net realized gain on investments                $        0.27        0.06            0.22          --          --          --
 Total distributions                             $        0.65        0.31            0.38        0.45        0.42        0.30
 Net asset value, end of period                  $       10.74       10.82           10.12       10.74        9.92        9.98
 TOTAL RETURN(3)                                 %        5.53       10.02           (2.25)      13.07        3.76       (0.11)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $       3,531       3,401             985         806         345         195
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)  %        1.75        1.75            1.75        1.75        1.75        1.75
 Gross expenses prior to expense
 reimbursement(4)                                %        1.88        1.87            1.84        1.82        1.84        1.93
 Net investment income after expense
 reimbursement(4)(5)                             %        2.29        2.37            2.72        4.09        5.00        4.52
 Portfolio turnover rate                         %         482         627+             51         235         362         174

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management, Inc., was appointed as Sub-Adviser.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.
(6)  Commencement of operations of class.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
+ The high portfolio turnover rate shown above reflects active trading undertaken in response to volatile market conditions existing during the reporting period.

                 See Accompanying Notes to Financial Statements.

ING BOND FUND (CONTINUED)                                  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                                      ------------------------------------------------------------------------
                                                                              FIVE MONTHS
                                                      YEAR ENDED MARCH 31,       ENDED             YEAR ENDED OCTOBER 31,
                                                      --------------------      MARCH 31,     --------------------------------
                                                        2004        2003       2002(1)(2)       2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       10.81       10.11           10.73        9.91        9.97       10.37
 Income (loss) from investment operations:
 Net investment income                           $        0.21        0.26            0.11        0.42        0.50        0.46*
 Net realized and unrealized gain (loss)
 on investments                                  $        0.36        0.75           (0.35)       0.85       (0.14)      (0.39)
 Total from investment operations                $        0.57        1.01           (0.24)       1.27        0.36        0.07
 Less distributions from:
 Net investment income                           $        0.38        0.25            0.16        0.45        0.42        0.47
 Net realized gain on investments                $        0.27        0.06            0.22          --          --          --
 Total distributions                             $        0.65        0.31            0.38        0.45        0.42        0.47
 Net asset value, end of period                  $       10.73       10.81           10.11       10.73        9.91        9.97
 TOTAL RETURN(3)                                 %        5.53       10.06           (2.29)      13.08        3.76        0.66
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $       2,306       2,115             886         908         598       1,052
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)  %        1.75        1.75            1.75        1.75        1.75        1.75
 Gross expenses prior to expense
 reimbursement(4)                                %        1.88        1.87            1.84        1.82        1.84        1.93
 Net investment income after expense
 reimbursement(4)(5)                             %        2.29        2.43            2.72        4.09        5.00        4.52
 Portfolio turnover rate                         %         482         627+             51         235         362         174

                                                                                      CLASS I
                                                      ------------------------------------------------------------------------
                                                                              FIVE MONTHS
                                                      YEAR ENDED MARCH 31,       ENDED             YEAR ENDED OCTOBER 31,
                                                      --------------------      MARCH 31,     --------------------------------
                                                        2004        2003       2002(1)(2)       2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       10.85       10.14           10.76        9.93        9.98       10.38
 Income (loss) from investment operations:
 Net investment income                           $        0.36        0.37            0.16        0.52        0.59        0.57*
 Net realized and unrealized gain (loss)
 on investments                                  $        0.33        0.75           (0.36)       0.86       (0.12)      (0.41)
 Total from investment operations                $        0.69        1.12           (0.20)       1.38        0.47        0.16
 Less distributions from:
 Net investment income                           $        0.49        0.35            0.20        0.55        0.52        0.56
 Net realized gain on investments                $        0.27        0.06            0.22          --          --          --
 Total distributions                             $        0.76        0.41            0.42        0.55        0.52        0.56
 Net asset value, end of period                  $       10.78       10.85           10.14       10.76        9.93        9.98
 TOTAL RETURN(3)                                 %        6.66       11.16           (1.85)      14.20        4.88        1.56
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $      30,103      38,197          34,899      38,716      31,000      34,268
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)  %        0.75        0.75            0.75        0.75        0.75        0.75
 Gross expenses prior to expense
 reimbursement(4)                                %        0.88        0.87            0.84        0.82        0.84        0.93
 Net investment income after expense
 reimbursement(4)(5)                             %        3.31        3.51            3.72        5.09        6.00        5.52
 Portfolio turnover rate                         %         482         627+             51         235         362         174

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management, Inc., was appointed as Sub-Adviser.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
+ The high portfolio turnover rate shown above reflects active trading undertaken in response to volatile market conditions existing during the reporting period.

                 See Accompanying Notes to Financial Statements.

ING BOND FUND (CONTINUED)                                  FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS O
                                                                  -----------------------------------------------------
                                                                                          FIVE MONTHS      AUGUST 1,
                                                                  YEAR ENDED MARCH 31,       ENDED        2001(3) TO
                                                                  --------------------      MARCH 31,     OCTOBER 31,
                                                                    2004        2003       2002(1)(2)        2001
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                         $      10.84     10.14         10.76           10.49
 Income (loss) from investment operations:
 Net investment income                                        $       0.32      0.32          0.17            0.40
 Net realized and unrealized gain (loss) on investments       $       0.35      0.77         (0.38)          (0.03)
 Total from investment operations                             $       0.67      1.09         (0.21)           0.37
 Less distributions from:
 Net investment income                                        $       0.47      0.33          0.19            0.10
 Net realized gain on investments                             $       0.27      0.06          0.22              --
 Total distributions                                          $       0.74      0.39          0.41            0.10
 Net asset value, end of period                               $      10.77     10.84         10.14           10.76
 TOTAL RETURN(4)                                              %       6.41     10.81         (1.93)           3.55
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $     22,386    10,307           835              17
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)               %       1.00      1.00          1.00            1.00
 Gross expenses prior to expense reimbursement(5)             %       1.13      1.12          1.09            1.07
 Net investment income after expense reimbursement(5)(6)      %       3.06      3.10          3.47            4.84
 Portfolio turnover rate                                      %        482       627+           51             235

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management Inc., was appointed as Sub-Adviser.
(3)  Commencement of operations of class.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.
+ The high portfolio turnover rate shown above reflects active trading undertaken in response to volatile market conditions existing during the reporting period.

                 See Accompanying Notes to Financial Statements.

ING GOVERNMENT FUND                                         FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                      ------------------------------------------------------------------------
                                                      YEAR ENDED MARCH 31,    FIVE MONTHS          YEAR ENDED OCTOBER 31,
                                                      --------------------   ENDED MARCH 31,  --------------------------------
                                                        2004        2003       2002(1)(2)       2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       10.73       10.13           10.70        9.94        9.86       10.29
 Income (loss) from investment operations:
 Net investment income                           $        0.24        0.27            0.13        0.46        0.55        0.48*
 Net realized and unrealized gain (loss)
 on investments                                  $        0.05        0.68           (0.41)       0.74        0.08       (0.45)
 Total from investment operations                $        0.29        0.95           (0.28)       1.20        0.63        0.03
 Less distributions from:
 Net investment income                           $        0.27        0.28            0.15        0.44        0.55        0.46
 Net realized gain on investments                $        0.13        0.07            0.14          --          --          --
 Total distributions                             $        0.40        0.35            0.29        0.44        0.55        0.46
 Net asset value, end of period                  $       10.62       10.73           10.13       10.70        9.94        9.86
 TOTAL RETURN(3)                                 %        2.74        9.52           (2.60)      12.35        6.65        0.34
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $      55,708      60,616          24,148      24,711      11,413       6,009
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)  %        0.95        0.95            0.95        0.95        0.95        0.95
 Gross expenses prior to expense
 reimbursement(4)                                %        1.06        1.09            1.13        1.20        1.22        1.72
 Net investment income after expense
 reimbursement(4)(5)                             %        2.23        2.62            3.08        4.55        5.65        4.75
 Portfolio turnover rate                         %         330         260             167         260         139          31

                                                                                      CLASS B
                                                      --------------------------------------------------------------------------
                                                                                                                      MARCH 1,
                                                      YEAR ENDED MARCH 31,    FIVE MONTHS    YEAR ENDED OCTOBER 31,  1999(6) TO
                                                      --------------------   ENDED MARCH 31, ----------------------  OCTOBER 31,
                                                        2004        2003       2002(1)(2)       2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       10.73       10.13           10.71        9.95        9.86       10.12
 Income (loss) from investment operations:
 Net investment income                           $        0.17        0.19            0.10        0.36        0.48        0.27*
 Net realized and unrealized gain (loss)
 on investments                                  $        0.05        0.69           (0.42)       0.77        0.08       (0.27)
 Total from investment operations                $        0.22        0.88           (0.32)       1.13        0.56        0.00
 Less distributions from:
 Net investment income                           $        0.18        0.21            0.12        0.37        0.47        0.26
 Net realized gain on investments                $        0.13        0.07            0.14          --          --          --
 Total distributions                             $        0.31        0.28            0.26        0.37        0.47        0.26
 Net asset value, end of period                  $       10.64       10.73           10.13       10.71        9.95        9.86
 TOTAL RETURN(3)                                 %        2.13        8.75           (2.99)      11.52        5.88        0.00
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $       2,831       4,952             486         512          68         152
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)  %        1.70        1.69            1.70        1.70        1.70        1.70
 Gross expenses prior to expense
 reimbursement(4)                                %        1.81        1.84            1.88        1.95        1.97        2.47
 Net investment income after expense
 reimbursement(4)(5)                             %        1.48        1.77            2.33        3.78        4.90        4.00
 Portfolio turnover rate                         %         330         260             167         260         139          31

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management, Inc., was appointed as Sub-Adviser.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.
(6)  Commencement of operations of class.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING GOVERNMENT FUND (CONTINUED)                            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                                      ------------------------------------------------------------------------
                                                      YEAR ENDED MARCH 31,    FIVE MONTHS          YEAR ENDED OCTOBER 31,
                                                      --------------------   ENDED MARCH 31,  --------------------------------
                                                        2004        2003       2002(1)(2)       2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       10.73       10.12           10.69        9.93        9.85       10.29
 Income (loss) from investment operations:
 Net investment income                           $        0.18        0.19            0.11        0.38        0.47        0.40*
 Net realized and unrealized gain (loss)
 on investments                                  $        0.03        0.70           (0.42)       0.74        0.09       (0.45)
 Total from investment operations                $        0.21        0.89           (0.31)       1.12        0.56       (0.05)
 Less distributions from:
 Net investment income                           $        0.18        0.21            0.12        0.36        0.48        0.39
 Net realized gain on investments                $        0.13        0.07            0.14          --          --          --
 Total distributions                             $        0.31        0.28            0.26        0.36        0.48        0.39
 Net asset value, end of period                  $       10.63       10.73           10.12       10.69        9.93        9.85
 TOTAL RETURN(3)                                 %        2.05        8.89           (2.95)      11.50        5.89       (0.46)
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $       1,131       2,330             511         705         129         124
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)  %        1.70        1.70            1.70        1.70        1.70        1.70
 Gross expenses prior to expense
 reimbursement(4)                                %        1.81        1.85            1.88        1.95        1.97        2.47
 Net investment income after expense
 reimbursement(4)(5)                             %        1.45        1.77            2.33        3.79        4.90        4.00
 Portfolio turnover rate                         %         330         260             167         260         139          31

                                                                                      CLASS I
                                                      ------------------------------------------------------------------------
                                                      YEAR ENDED MARCH 31,    FIVE MONTHS          YEAR ENDED OCTOBER 31,
                                                      --------------------   ENDED MARCH 31,  --------------------------------
                                                        2004        2003       2002(1)(2)       2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       10.74       10.14           10.71        9.94        9.86       10.29
 Income (loss) from investment operations:
 Net investment income                           $        0.27        0.31            0.14        0.49        0.57        0.51*
 Net realized and unrealized gain (loss)
 on investments                                  $        0.05        0.67           (0.41)       0.74        0.09       (0.45)
 Total from investment operations                $        0.32        0.98           (0.27)       1.23        0.66        0.06
 Less distributions from:
 Net investment income                           $        0.29        0.31            0.16        0.46        0.58        0.49
 Net realized gain on investments                $        0.13        0.07            0.14          --          --          --
 Total distributions                             $        0.42        0.38            0.30        0.46        0.58        0.49
 Net asset value, end of period                  $       10.64       10.74           10.14       10.71        9.94        9.86
 TOTAL RETURN(3)                                 %        3.09        9.76           (2.52)      12.67        6.92        0.58
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $      17,482      20,700          17,724      19,458      11,021       9,808
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)  %        0.70        0.70            0.70        0.70        0.70        0.70
 Gross expenses prior to expense
 reimbursement(4)                                %        0.81        0.84            0.88        0.95        0.97        1.47
 Net investment income after expense
 reimbursement(4)(5)                             %        2.47        2.97            3.33        4.80        5.90        5.00
 Portfolio turnover rate                         %         330         260             167         260         139          31

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management, Inc., was appointed as Sub-Adviser.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements.

ING AELTUS MONEY MARKET FUND                                FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS A
                                                      ------------------------------------------------------------------------
                                                                              FIVE MONTHS
                                                      YEAR ENDED MARCH 31,       ENDED             YEAR ENDED OCTOBER 31,
                                                      --------------------      MARCH 31,     --------------------------------
                                                        2004        2003       2002(1)(2)       2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        1.00        1.00            1.00        1.00        1.00        1.00
 Income from investment operations:
 Net investment income                           $        0.00**      0.01            0.01        0.05        0.06        0.05*
 Total from investment operations                $        0.00**      0.01            0.01        0.05        0.06        0.05
 Less distributions from:
 Net investment income                           $        0.00**      0.01            0.01        0.05        0.06        0.05
 Total distributions                             $        0.00**      0.01            0.01        0.05        0.06        0.05
 Net asset value, end of period                  $        1.00        1.00            1.00        1.00        1.00        1.00
 TOTAL RETURN(3)                                 %        0.47        1.08            0.70        4.58        5.97        4.88
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $     138,666     174,475         205,147     209,870     194,454     181,623
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)     %        0.73        0.69            0.70        0.64        0.59        0.50
 Gross expenses prior to expense
 reimbursement(4)                                %        0.73        0.69            0.70        0.64        0.65        0.64
 Net investment income after expense
 reimbursement(4)(5)                             %        0.47        1.11            1.67        4.51        5.80        4.79

                                                                                      CLASS B
                                                      --------------------------------------------------------------------------
                                                                              FIVE MONTHS                              MARCH 1,
                                                      YEAR ENDED MARCH 31,       ENDED       YEAR ENDED OCTOBER 31,  1999(6) TO
                                                      --------------------      MARCH 31,    ----------------------  OCTOBER 31,
                                                        2004        2003       2002(1)(2)       2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        1.00        1.00            1.00        1.00        1.00        1.00
 Income from investment operations:
 Net investment income                           $        0.00**      0.00**          0.00**      0.03        0.05        0.03*
 Total from investment operations                $        0.00**      0.00**          0.00**      0.03        0.05        0.03
 Less distributions from:
 Net investment income                           $        0.00**      0.00**          0.00**      0.03        0.05        0.03
 Total distributions                             $        0.00**      0.00**          0.00**      0.03        0.05        0.03
 Net asset value, end of period                  $        1.00        1.00            1.00        1.00        1.00        1.00
 TOTAL RETURN(3)                                 %        0.17        0.22            0.29        3.55        4.92        2.56
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $       4,007       6,063           1,880       1,199         159         148
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)  %        1.04        1.53            1.70        1.64        1.59        1.50
 Gross expenses prior to expense
 reimbursement(4)                                %        1.73        1.70            1.70        1.64        1.65        1.64
 Net investment income after expense
 reimbursement(4)(5)                             %        0.17        0.19            0.67        3.51        4.80        3.78

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management, Inc., was appointed as Sub-Adviser.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
(5) ING Funds Distributor, LLC, voluntarily waived 0.69% and 0.17% of distribution and services fees on Class B during the year ended March 31, 2004 and the year ended March 31, 2003, respectively.
(6)  Commencement of operations of class.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

ING AELTUS MONEY MARKET FUND (CONTINUED)                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                                      ------------------------------------------------------------------------
                                                                              FIVE MONTHS
                                                      YEAR ENDED MARCH 31,       ENDED             YEAR ENDED OCTOBER 31,
                                                      --------------------      MARCH 31,     --------------------------------
                                                        2004        2003       2002(1)(2)       2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        1.00        1.00            1.00        1.00        1.00        1.00
 Income from investment operations:
 Net investment income                           $        0.00**      0.01            0.01        0.05        0.06        0.05*
 Total from investment operations                $        0.00**      0.01            0.01        0.05        0.06        0.05
 Less distributions from:
 Net investment income                           $        0.00**      0.01            0.01        0.05        0.06        0.05
 Total distributions                             $        0.00**      0.01            0.01        0.05        0.06        0.05
 Net asset value, end of period                  $        1.00        1.00            1.00        1.00        1.00        1.00
 TOTAL RETURN(3)                                 %        0.47        1.08            0.70        4.58        5.97        4.88
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $       5,615       8,419          10,866      12,013       9,611       6,765
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)     %        0.73        0.69            0.70        0.64        0.59        0.50
 Gross expenses prior to expense
 reimbursement(4)                                %        0.73        0.69            0.70        0.64        0.65        0.64
 Net investment income after expense
 reimbursement(4)                                %        0.47        1.10            1.67        4.51        5.80        4.79

                                                                                      CLASS I
                                                      ------------------------------------------------------------------------
                                                                              FIVE MONTHS
                                                      YEAR ENDED MARCH 31,       ENDED             YEAR ENDED OCTOBER 31,
                                                      --------------------      MARCH 31,     --------------------------------
                                                        2004        2003       2002(1)(2)       2001        2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $        1.00        1.00            1.00        1.00        1.00        1.00
 Income from investment operations:
 Net investment income                           $        0.00**      0.01            0.01        0.05        0.06        0.05*
 Total from investment operations                $        0.00**      0.01            0.01        0.05        0.06        0.05
 Less distributions from:
 Net investment income                           $        0.00**      0.01            0.01        0.05        0.06        0.05
 Total distributions                             $        0.00**      0.01            0.01        0.05        0.06        0.05
 Net asset value, end of period                  $        1.00        1.00            1.00        1.00        1.00        1.00
 TOTAL RETURN(3)                                 %        0.47+       1.08            0.70        4.58        5.97        4.88
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $      90,938     145,142         208,063     239,531     245,774     284,594
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)     %        0.73        0.69            0.70        0.64        0.59        0.50
 Gross expenses prior to expense
 reimbursement(4)                                %        0.73        0.69            0.70        0.64        0.65        0.64
 Net investment income after expense
 reimbursement(4)                                %        0.47        1.12            1.67        4.51        5.80        4.79

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002, ING Investments, LLC, became the Investment Adviser of the Fund and Aeltus Investment Management, Inc., was appointed as Sub-Adviser.
(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4)  Annualized for periods less than one year.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.
+ Total return without the effect of affiliated payments would have been (0.53%) for Class I.

                 See Accompanying Notes to Financial Statements.

               NOTES TO FINANCIAL STATEMENTS as of March 31, 2004

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty-two separate funds, which comprise the ING Series Fund, Inc. The three funds (each a "Fund"; collectively the "Funds") that are in this report are: ING Bond Fund ("Bond"), ING Government Fund ("Government") and ING Aeltus Money Market Fund ("Money Market"). Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Bond Fund also offers Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC ("ING Investments"), serves as the investment adviser to the Funds. ING Investments has engaged Aeltus Investment Management, Inc. ("ING Aeltus"), to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC is the principal underwriter of the Funds. In June 2004, ING Aeltus will change its name to ING Investment Management Co. ING Funds Distributor, LLC, ING Investments and ING Aeltus are indirect wholly owned subsidiaries of ING Groep N.V. ("ING"). ING is a global financial institution active in the field of insurance, banking and asset management in more than 50 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities held by the Fund reported by NASDAQ will be valued at NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities. U.S. Government obligations are valued by using market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

   Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board of Directors ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

   The Money Market Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

         (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

         (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS. Certain funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Certain Funds may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on the ex-dividend date. Money Market Fund declares and becomes ex-dividend daily and pays dividends monthly. Bond and Government Funds declare and pay dividends monthly. Each Fund distributes capital gains, to the extent available, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F. FEDERAL INCOME TAXES. It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities.

J. ILLIQUID AND RESTRICTED SECURITIES. The Funds may invest up to 15% (10% for Money Market) of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Funds may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K. DELAYED DELIVERY TRANSACTIONS. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

L. MORTGAGE DOLLAR ROLL TRANSACTIONS. Bond Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Bond accounts for dollar roll transactions as purchases and sales.

M. OPTIONS CONTRACTS. Bond and Government Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N. SWAP CONTRACTS. Bond Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap. For each swap contract, a capital gain or loss is recognized on each contract's respective payment date.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended March 31, 2004, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were as follows:

                                                  PURCHASES           SALES
                                                  ---------           -----
Bond                                           $   185,954,142   $   148,731,976
Government                                          26,631,820        20,527,330

U.S. Government securities not included above were as follows:

                                                  PURCHASES          SALES
                                                  ---------          ------
Bond                                           $   528,965,706   $   549,979,387
Government                                         271,195,474       287,420,427

NOTE 4 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments (the "Investment Manager" or the "Adviser"). The investment management agreements compensate the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Bond and Government Funds -- 0.500% of the first $250 million, 0.475% of the next $250 million, 0.450% of the next $250 million, 0.425% of the next $1.25 billion and 0.400% in excess of $2 billion; for Money Market Fund -- 0.400% of the first $500 million, 0.350% of the next $500 million, 0.340% of the next $1 billion, 0.330% of the next $1 billion and 0.300% in excess of $3 billion.

Pursuant to an Administrative Services Agreement, ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

The Adviser has entered into a Service Agreement with ING Life Insurance and Annuity Company ("ILIAC"), under which ILIAC will provide various administrative and shareholder services to certain Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.25% of the average daily net assets associated with those shares.

NOTE 5 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor") is compensated by the Funds for expenses incurred in the distribution of each Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following rates:

                    CLASS A    CLASS B    CLASS C    CLASS I     CLASS O
                    -------    -------    -------    -------     -------
Bond                  0.25%      1.00%      1.00%       N/A        0.25%
Government            0.25%      1.00%      1.00%       N/A         N/A
Money Market           N/A       1.00%       N/A        N/A         N/A

The Funds' class specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and services fees in connection with Class B, Class C and Class O shares.

During the year ended March 31, 2004, the Distributor voluntarily waived 0.69% on Class B of the Money Market Fund.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, and Class C shares. For the year ended March 31, 2004, the Distributor retained the following amounts in sales charges:

                                                          CLASS A       CLASS C
                                                           SHARES        SHARES
                                                         ---------     ---------
Initial Sales Charges                                    $   4,707           N/A
Contingent Deferred Sales Charges                           22,902     $   1,415

NOTE 6 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2004 the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4, 5 and 7):

                ACCRUED                          ACCRUED
              INVESTMENT        ACCRUED       DISTRIBUTION
              MANAGEMENT    ADMINISTRATIVE     AND SERVICE
                 FEES            FEES             FEES         TOTAL
                 ----            ----             ----         -----
Bond           $  58,900       $   9,418       $  26,582    $  94,900
Government        32,504           5,201          14,926       52,631
Money
Market            81,795          16,359             864       99,018

At March 31, 2004, ILIAC, a wholly-owned indirect subsidiary of ING Groep N.V., owned 21.8%, 36.1% and 26.2% of the Bond Fund, Government Fund and Money Market Fund, respectively. Also at March 31, 2004, ING National Trust, a wholly-owned indirect subsidiary of ING Groep N.V., owned 46.4%, 52.6% and 15.6% of the Bond Fund, Government Fund and Money Market Fund, respectively. Investment activities of these shareholders could have a material impact on the Funds.

During the year ended March 31, 2004, ING Investments voluntarily reimbursed the Money Market Fund $469,704 for investment transaction losses which occurred in prior years.

The Funds have adopted a Deferred Compensation Plan (the "Plan") which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors fees payable. The deferred fees are invested in various funds advised by ING Investments, until distribution in accordance with the Plan.

NOTE 7 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has voluntarily agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

                         CLASS A    CLASS B   CLASS C    CLASS I    CLASS O
                         -------    -------   -------    -------    -------
Bond                      1.00%      1.75%      1.75%      0.75%      1.00%
Government                0.95%      1.70%      1.70%      0.70%       N/A

The Investment Manager will, at a later date, recoup from each Fund, expenses reimbursed by the Investment Manager during the previous 36 months, but only if, after such recoupment, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. As of March 31, 2004, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Manager are as follows:

                                             MARCH 31,
                                --------------------------------------
                                   2002         2003         2004
                                   ----         ----         ----
Bond Fund                       $   6,611    $   152,249   $   186,297
Government Fund                     6,631         98,052        89,184

NOTE 8 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $150,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended March 31, 2004, the Funds did not have any loans outstanding under the line of credit.

NOTE 9 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars were as follows:

                                                        CLASS A SHARES                 CLASS B SHARES
                                                ----------------------------    ----------------------------
                                                   YEAR            YEAR            YEAR            YEAR
                                                   ENDED           ENDED           ENDED           ENDED
                                                 MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                   2004            2003            2004            2003
                                                   ----            ----            ----            ----
BOND FUND (NUMBER OF SHARES)
Shares sold                                        3,851,823       9,395,727         246,520         303,957
Dividends reinvested                                 531,031         236,289          18,112           4,417
Shares redeemed                                   (4,893,269)     (6,781,112)       (250,343)        (91,276)
                                                ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (510,415)      2,850,904          14,289         217,098
                                                ============    ============    ============    ============
BOND FUND ($)
Shares sold                                     $ 42,224,164    $ 99,262,773    $  2,722,506    $  3,217,859
Dividends reinvested                               5,700,435       2,492,169         193,760          46,726
Shares redeemed                                  (53,347,534)    (71,621,410)     (2,717,702)       (965,903)
                                                ------------    ------------    ------------    ------------
Net increase (decrease)                         $ (5,422,935)   $ 30,133,532    $    198,564    $  2,298,682
                                                ============    ============    ============    ============

                                                       CLASS C SHARES
                                                ----------------------------
                                                   YEAR            YEAR
                                                   ENDED           ENDED
                                                 MARCH 31,       MARCH 31,
                                                   2004            2003
                                                   ----            ----
BOND FUND (NUMBER OF SHARES)
Shares sold                                          196,137         289,878
Dividends reinvested                                  10,342           3,852
Shares redeemed                                     (187,162)       (185,736)
                                                ------------    ------------
Net increase (decrease) in shares outstanding         19,317         107,994
                                                ============    ============
BOND FUND ($)
Shares sold                                     $  2,149,340    $  3,069,754
Dividends reinvested                                 111,440          40,611
Shares redeemed                                   (2,006,792)     (1,979,579)
                                                ------------    ------------
Net increase (decrease)                         $    252,988    $  1,130,786
                                                ============    ============

                                                       CLASS I SHARES               CLASS O SHARES
                                                ----------------------------    ----------------------------
                                                    YEAR            YEAR            YEAR            YEAR
                                                    ENDED           ENDED           ENDED           ENDED
                                                  MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                    2004            2003            2004            2003
                                                    ----            ----            ----            ----
BOND FUND (NUMBER OF SHARES)
Shares sold                                        1,006,204       3,140,882       2,006,962       1,335,041
Dividends reinvested                                 217,473         131,529          92,079          14,283
Shares redeemed                                   (1,951,917)     (3,191,923)       (971,191)       (480,817)
                                                ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (728,240)         80,488       1,127,850         868,507
                                                ============    ============    ============    ============
BOND FUND ($)
Shares sold                                     $ 10,984,597    $ 33,268,024    $ 21,734,082    $ 14,173,902
Dividends reinvested                               2,336,365       1,385,960         987,499         151,787
Shares redeemed                                  (21,105,728)    (33,814,141)    (10,456,599)     (5,108,678)
                                                ------------    ------------    ------------    ------------
Net increase (decrease)                         $ (7,784,766)   $    839,843    $ 12,264,982    $  9,217,011
                                                ============    ============    ============    ============

                                                       CLASS A SHARES               CLASS B SHARES
                                                ----------------------------    ----------------------------
                                                    YEAR            YEAR            YEAR            YEAR
                                                    ENDED           ENDED           ENDED           ENDED
                                                  MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                                    2004            2003            2004            2003
                                                    ----            ----            ----            ----
GOVERNMENT FUND (NUMBER OF SHARES)
Shares sold                                        2,579,321       5,817,981          77,477         650,036
Dividends reinvested                                 196,501         141,709           8,055           5,862
Shares redeemed                                   (3,182,255)     (2,694,190)       (280,724)       (242,436)
                                                ------------    ------------    ------------    ------------
Net increase (decrease) in shares outstanding       (406,433)      3,265,500        (195,192)        413,462
                                                ============    ============    ============    ============

GOVERNMENT FUND ($)
Shares sold                                     $ 27,550,193    $ 61,795,695    $    884,932    $  6,903,641
Dividends reinvested                               2,081,652       1,502,968          85,425          62,425
Shares redeemed                                  (33,937,130)    (28,610,516)     (3,044,580)     (2,577,290)
                                                ------------    ------------    ------------    ------------
Net increase (decrease)                         $ (4,305,285)   $ 34,688,147    $ (2,074,223)   $  4,388,776
                                                ============    ============    ============    ============

                                                          CLASS C SHARES                        CLASS I SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR              YEAR
                                                     ENDED              ENDED              ENDED             ENDED
                                                   MARCH 31,          MARCH 31,          MARCH 31,         MARCH 31,
                                                     2004               2003               2004              2003
                                                     ----               ----               ----              ----
GOVERNMENT FUND (NUMBER OF SHARES)
Shares sold                                              76,860            424,422            412,428            944,784
Dividends reinvested                                      2,734              3,089             69,536             61,605
Shares redeemed                                        (190,311)          (260,869)          (765,759)          (828,037)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding          (110,717)           166,642           (283,795)           178,352
                                                ===============    ===============    ===============    ===============

GOVERNMENT FUND ($)
Shares sold                                     $       820,334    $     4,518,524    $     4,401,953    $    10,051,506
Dividends reinvested                                     28,989             32,843            738,129            651,825
Shares redeemed                                      (2,027,830)        (2,775,034)        (8,197,969)        (8,743,000)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $    (1,178,507)   $     1,776,333    $    (3,057,887)   $     1,960,331
                                                ===============    ===============    ===============    ===============

                                                          CLASS A SHARES                        CLASS B SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR              YEAR
                                                     ENDED              ENDED              ENDED             ENDED
                                                   MARCH 31,          MARCH 31,          MARCH 31,         MARCH 31,
                                                     2004               2003               2004              2003
                                                     ----               ----               ----              ----
MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                         190,274,802        204,434,156          3,955,485         14,122,899
Dividends reinvested                                    720,419          2,012,916              7,391              8,184
Shares redeemed                                    (226,926,251)      (237,150,047)        (6,018,981)        (9,948,540)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares outstanding       (35,931,030)       (30,702,975)        (2,056,105)         4,182,543
                                                ===============    ===============    ===============    ===============

MONEY MARKET FUND ($)
Shares sold                                     $   190,278,218    $   204,434,156    $     3,955,485    $    14,122,899
Dividends reinvested                                    720,449          2,012,916              7,391              8,184
Shares redeemed                                    (226,928,760)      (237,150,047)        (6,018,981)        (9,948,540)
                                                ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                         $   (35,930,133)   $   (30,702,975)   $    (2,056,105)   $     4,182,543
                                                ===============    ===============    ===============    ===============

                                                          CLASS C SHARES                        CLASS I SHARES
                                                ----------------------------------    ----------------------------------
                                                     YEAR               YEAR               YEAR              YEAR
                                                     ENDED              ENDED              ENDED             ENDED
                                                   MARCH 31,          MARCH 31,          MARCH 31,         MARCH 31,
                                                     2004               2003               2004              2003
                                                     ----               ----               ----              ----
MONEY MARKET FUND (NUMBER OF SHARES)
Shares sold                                           3,647,571          9,250,545         22,305,691         80,731,941
Dividends reinvested                                     32,777             99,337            528,014          1,913,594
Shares redeemed                                      (6,495,621)       (11,798,143)       (77,375,071)      (145,597,223)
                                                ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding                   (2,815,273)        (2,448,261)       (54,541,366)       (62,951,688)
                                                ===============    ===============    ===============    ===============

MONEY MARKET FUND ($)
Shares sold                                     $     3,647,629    $     9,250,545    $    22,306,723    $    80,731,941
Dividends reinvested                                     32,777             99,337            528,012          1,913,594
Shares redeemed                                      (6,495,657)       (11,798,143)       (77,375,990)      (145,597,223)
                                                ---------------    ---------------    ---------------    ---------------
Net decrease                                    $    (2,815,251)   $    (2,448,261)   $   (54,541,255)   $   (62,951,688)
                                                ===============    ===============    ===============    ===============

NOTE 10 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% (10% for Money Market) of the Funds' net assets, at market value, at time of purchase.

                                                                  PRINCIPAL      INITIAL                                 PERCENT
                                                                   AMOUNT/     ACQUISITION                               OF NET
                                  SECURITY                         SHARES         DATE          COST          VALUE      ASSETS
                                  --------                         ------         ----          ----          -----      -------
Money Market  Goldman Sachs Group, Inc., 1.180%, due 07/12/04    $  2,000,000   01/13/04    $  2,000,000   $  2,000,000      0.8%
              Goldman Sachs Group, Inc., 1.280%, due 10/27/04       2,500,000   01/28/04       2,500,000      2,500,000      1.0%
              Money Market Trust LLY, 1.150%, due 12/03/04          3,600,000   12/03/03       3,600,000      3,600,000      1.5%
              Money Market Trust Series A, 1.110%, due 04/08/05     6,700,000   06/17/03       6,700,000      6,999,999      2.8%
              Newcastle CDO1 Ltd., 1.120%, due 09/24/38             3,000,000   10/23/03       3,000,000      3,000,000      1.3%
                                                                                            ------------   ------------  -------
                                                                                            $ 17,800,000   $ 17,799,999      7.4%
                                                                                            ============   ============  =======

NOTE 11 -- SECURITIES LENDING

Under an agreement with Bank of New York ("BNY"), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government Securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The cash collateral received is reflected on the Statement of Assets and Liabilities as Other Assets. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security, however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

At March 31, 2004, the Funds had securities on loan with the following market values:

                    VALUE OF SECURITIES            VALUE OF
FUND                       LOANED                 COLLATERAL
----                -------------------          -------------
Bond                  $  23,739,309              $  24,215,914
Government               19,041,473                 19,426,701

NOTE 12 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of March 31, 2004:

                                UNDISTRIBUTED      ACCUMULATED
                                NET INVESTMENT     NET REALIZED
                    PAID-IN       INCOME ON           GAINS/
                    CAPITAL      INVESTMENTS        (LOSSES)
                   ---------    --------------     ------------
Bond               $ 397,552    $      746,827     $ (1,144,379)
Government                --           117,645         (117,645)
Money Market          (3,419)            3,419               --

For tax purposes, the funds may designate as net investment income dividends or capital gain distributions the earnings and profits distributed to shareholders on the redemption of fund shares during the year.

Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

                                      YEAR ENDED                   YEAR ENDED
                                    MARCH 31, 2004               MARCH 31, 2003
                 ----------------------------------------------  ---------------
                                                 DIVIDENDS PAID
                    ORDINARY       LONG-TERM      DEDUCTION ON       ORDINARY
                     INCOME      CAPITAL GAINS     REDEMPTIONS         INCOME
                  ------------   -------------   -------------   ---------------
Bond              $  9,632,850   $      43,343   $       7,307   $     4,456,440
Government           2,390,359         585,305              --         2,367,624
Money Market         1,340,419              --              --         4,144,585

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2004 are as follows:

                                    UNDISTRIBUTED     UNREALIZED     POST-OCTOBER      CAPITAL
                   UNDISTRIBUTED      LONG-TERM      APPRECIATION/      LOSSES           LOSS         EXPIRATION
                  ORDINARY INCOME   CAPITAL GAINS   (DEPRECIATION)     DEFERRED     CARRYFORWARDS        DATES
                  ---------------   -------------   --------------   ------------   --------------   ------------
Bond              $     1,750,202   $          --   $    2,998,261   $    (52,381)  $           --             --
Government                309,020         317,148        1,223,678             --               --             --
Money Market              124,758              --               --             --         (645,221)          2009

NOTE 13 -- REORGANIZATION

On March 24, 2004, the Board approved a proposal to reorganize the Bond Fund into the ING Intermediate Bond Fund (the "Reorganization").

The proposed Reorganization is subject to approval by the shareholders of the Bond Fund. If shareholder approval is obtained, it is expected that the Reorganization would take place during the third calendar quarter of 2004.

NOTE 14 -- OTHER INFORMATION

As with many financial services companies, ING Investment and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds.

ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 15 -- SUBSEQUENT EVENTS

FUND REIMBURSEMENT. Subsequent to March 31, 2004 ING Investments voluntarily reimbursed Money Market $69,689 for investment transaction losses which occurred in prior years.

DIVIDENDS. Subsequent to March 31, 2004 the following Funds declared dividends from net investment income of:

                    PER SHARE
                     AMOUNT        PAYABLE DATE      RECORD DATE
                     ------        ------------      -----------
BOND
Class A            $    0.0350     April 30, 2004   April 29, 2004
Class B            $    0.0285     April 30, 2004   April 29, 2004
Class C            $    0.0276     April 30, 2004   April 29, 2004
Class I            $    0.0372     April 30, 2004   April 29, 2004
Class O            $    0.0351     April 30, 2004   April 29, 2004

GOVERNMENT
Class A            $    0.0250     April 30, 2004   April 29, 2004
Class B            $    0.0185     April 30, 2004   April 29, 2004
Class C            $    0.0173     April 30, 2004   April 29, 2004
Class I            $    0.0272     April 30, 2004   April 29, 2004

MONEY MARKET
Class A            $    0.0004     April 30, 2004   Daily
Class B            $    0.0002     April 30, 2004   Daily
Class C            $    0.0004     April 30, 2004   Daily
Class I            $    0.0004     April 30, 2004   Daily

                                                       PORTFOLIOS OF INVESTMENTS
ING BOND FUND                                               as of March 31, 2004

PRINCIPAL
AMOUNT                                                                                                       VALUE
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS/NOTES: 30.6%

                             AEROSPACE/DEFENSE: 0.6%
$     1,495,000       S      Raytheon Co.,
                               3.500%, due 05/15/06                                                   $            810,571
                                                                                                      --------------------
                                                                                                                   810,571
                                                                                                      --------------------

                             AIRLINES: 1.1%
        323,000       L      American Airlines, Inc.,
                               6.817%, due 05/23/11                                                                298,568
        272,000       #      American Airlines, Inc.,
                               7.250%, due 02/05/09                                                                267,920
        514,000              American Airlines, Inc.,
                               7.324%, due 10/15/09                                                                440,620
        202,606       L      Continental Airlines, Inc.,
                               6.545%, due 08/02/20                                                                199,697
         72,000      L,S     Delta Air Lines, Inc.,
                               7.779%, due 11/18/05                                                                 62,708
        349,441       S      United Airlines, Inc.,
                               7.186%, due 04/01/11                                                                318,657
                                                                                                      --------------------
                                                                                                                 1,588,170
                                                                                                      --------------------

                             AUTO MANUFACTURERS: 0.7%
        473,000              Ford Motor Co.,
                               6.375%, due 02/01/29                                                                422,372
        102,000              Ford Motor Co.,
                               6.625%, due 10/01/28                                                                 94,034
        424,000       L      General Motors Corp.,
                               8.375%, due 07/15/33                                                                482,391
                                                                                                      --------------------
                                                                                                                   998,797
                                                                                                      --------------------

                             BANKS: 6.2%
        194,000     #,@@     Banco Bradesco SA,
                               8.750%, due 10/24/13                                                                200,790
        558,000      @@      Banco Santander Chile SA,
                               7.375%, due 07/18/12                                                                654,684
        247,000              Bank of America Corp.,
                               6.375%, due 02/15/08                                                                277,585
        150,000      @@      Bank of Ireland,
                               1.360%, due 12/29/49                                                                124,049
         67,000       #      BankAmerica Institutional Capital B,
                               7.700%, due 12/31/26                                                                 76,062
         34,000              BankBoston Corp.,
                               1.720%, due 06/08/28                                                                 32,751
         33,000              Barnett Capital I,
                               8.060%, due 12/01/26                                                                 38,632
         81,000              Barnett Capital II,
                               7.950%, due 12/01/26                                                                 94,848
         85,000              BNY Capital I,
                               7.970%, due 12/31/26                                                                 98,079
        218,000      @@      Central Bank of Nigeria,
                               5.092%, due 01/05/10                                                                 85,434
        130,000              Chase Capital VI,
                               1.756%, due 08/01/28                                                                125,832
        852,000       #      Dresdner Funding Trust I,
                               8.151%, due 06/30/31                                                              1,009,986
         33,000              FBS Capital I,
                               8.090%, due 11/15/26                                                                 39,181
        178,000              First Union Institutional Capital II,
                               7.850%, due 01/01/27                                                                204,052
         90,000              Fleet Capital Trust II,
                               7.920%, due 12/11/26                                                                103,312
$       548,000     #,@@     HBOS PLC,
                               5.375%, due 11/29/49                                                   $            568,996
         85,000      @@      HSBC Bank PLC,
                               1.312%, due 07/29/49                                                                 70,806
        500,000      @@      HSBC Bank PLC,
                               1.350%, due 06/29/49                                                                401,762
        250,000      @@      HSBC Bank PLC,
                               1.500%, due 06/29/49                                                                211,772
        360,000      @@      Lloyds TSB Bank PLC,
                               1.270%, due 08/29/49                                                                301,641
        373,000              M&T Bank Corp.,
                               3.850%, due 04/01/13                                                                377,113
        540,000              Mellon Capital I,
                               7.720%, due 12/01/26                                                                624,792
        320,000     @@,C     National Westminster Bank PLC,
                               1.250%, due 11/29/49                                                                262,660
        260,000              NB Capital Trust IV,
                               8.250%, due 04/15/27                                                                307,056
        311,000      #,L     Rabobank Capital Funding II,
                               5.260%, due 12/29/49                                                                323,280
        100,000      @@      Societe Generale,
                               1.309%, due 11/29/49                                                                 80,969
        160,000     @@,C     Standard Chartered PLC,
                               1.187%, due 07/29/49                                                                122,746
        250,000     @@,C     Standard Chartered PLC,
                               1.315%, due 01/29/49                                                                190,994
        450,000     @@,C     Standard Chartered PLC,
                               1.400%, due 12/29/49                                                                344,250
        540,000     @@,C     Standard Chartered PLC,
                               1.500%, due 11/29/49                                                                399,713
        138,000              Suntrust Capital I,
                               1.790%, due 05/15/27                                                                135,675
         91,000       L      Wachovia Capital Trust II,
                               1.620%, due 01/15/27                                                                 86,456
        280,000              Wells Fargo & Co.,
                               3.120%, due 08/15/08                                                                280,108
         50,000       #      Wells Fargo Capital A,
                               7.730%, due 12/01/26                                                                 57,911
        180,000      @@      Westpac Banking Corp.,
                               1.338%, due 09/29/49                                                                147,441
        294,000       #      Westpac Capital Trust IV,
                               5.256%, due 12/29/49                                                                294,000
                                                                                                      --------------------
                                                                                                                 8,755,418
                                                                                                      --------------------

                             BEVERAGES: 0.4%
        102,000              Constellation Brands, Inc.,
                               8.000%, due 02/15/08                                                                115,515
        418,000       #      Miller Brewing Co.,
                               4.250%, due 08/15/08                                                                433,046
                                                                                                      --------------------
                                                                                                                   548,561
                                                                                                      --------------------

                             CHEMICALS: 0.2%
        100,000       L      Dow Chemical Co.,
                               5.750%, due 11/15/09                                                                109,652
         97,000    #,S,@@    Sociedad Quimica y Minera de Chile SA,
                               7.700%, due 09/15/06                                                                108,345
                                                                                                      --------------------
                                                                                                                   217,997
                                                                                                      --------------------

                             DIVERSIFIED FINANCIAL SERVICES: 3.0%
        352,000       L      Boeing Capital Corp.,
                               7.375%, due 09/27/10                                                                418,268

                 See Accompanying Notes to Financial Statements

                                                     PORTFOLIOS OF INVESTMENTS
ING BOND FUND                                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                                                       VALUE
--------------------------------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$       550,000     #,@@     Brazilian Merchant Voucher Receivables Ltd.,
                               5.911%, due 06/15/11                                                   $            547,250
        151,000              CitiCorp Capital I,
                               7.933%, due 02/15/27                                                                175,022
         56,000              Citigroup Capital II,
                               7.750%, due 12/01/36                                                                 64,773
         65,000       #      Corestates Capital Trust I,
                               8.000%, due 12/15/26                                                                 76,503
        277,000              Countrywide Home Loans, Inc.,
                               4.000%, due 03/22/11                                                                274,542
         10,000      @@      Eircom Funding,
                               8.250%, due 08/15/13                                                                 11,200
         85,000       #      Farmers Exchange Capital,
                               7.050%, due 07/15/28                                                                 86,437
        315,000       #      Farmers Exchange Capital,
                               7.200%, due 07/15/48                                                                313,519
        154,000              General Motors Acceptance Corp.,
                               8.000%, due 11/01/31                                                                170,958
          2,231       #      Hollinger Participation Trust,
                               12.125%, due 11/15/10                                                                 2,585
         62,000              JPM Capital Trust I,
                               7.540%, due 01/15/27                                                                 69,385
        601,000       #      Mangrove Bay Pass-Through Trust,
                               6.102%, due 07/15/33                                                                627,793
        305,000              Morgan Stanley,
                               4.750%, due 04/01/14                                                                300,588
        141,000              Nexstar Finance LLC/Nexstar Finance, Inc.,
                               12.000%, due 04/01/08                                                               159,330
        310,000     #,@@     PF Export Receivables Master Trust,
                               3.748%, due 06/01/13                                                                309,462
        393,469     #,@@     PF Export Receivables Master Trust,
                               6.436%, due 06/01/15                                                                405,074
          5,000              Universal City Development Partners,
                               11.750%, due 04/01/10                                                                 5,844
        150,000       #      Wachovia Capital Trust V,
                               7.965%, due 06/01/27                                                                179,221
                                                                                                      --------------------
                                                                                                                 4,197,754
                                                                                                      --------------------

                             ELECTRIC: 4.9%
        269,000    #,L,@@    AES Gener SA,
                               7.500%, due 03/25/14                                                                275,187
        737,418       #      Allegheny Energy Supply Statutory Trust 2001,
                               10.250%, due 11/15/07                                                               807,473
         77,830       #      Allegheny Energy Supply Statutory Trust 2001,
                               13.000%, due 11/15/07                                                                80,165
        180,000              Consumers Energy Co.,
                               4.250%, due 04/15/08                                                                185,568
        258,000              Consumers Energy Co.,
                               4.800%, due 02/17/09                                                                269,926
        216,000     L,@@     Empresa Nacional de Electricidad SA/Chile,
                               7.750%, due 07/15/08                                                                238,904
        859,000      @@      Empresa Nacional de Electricidad SA/Chile,
                               8.350%, due 08/01/13                                                                971,121
$       126,000              Enserch Capital I,
                               2.505%, due 07/01/28                                                   $            112,094
        384,000              Enterprise Capital Trust II,
                               2.330%, due 06/30/28                                                                354,891
        492,000              FirstEnergy Corp.,
                               7.375%, due 11/15/31                                                                550,488
        770,000       #      Indianapolis Power & Light,
                               6.600%, due 01/01/34                                                                821,109
        540,000              Ohio Power Co.,
                               6.375%, due 07/15/33                                                                568,642
        911,000       #      PG&E Corp.,
                               6.875%, due 07/15/08                                                                998,684
         75,956      #,S     Power Contract Financing LLC,
                               5.200%, due 02/01/06                                                                 77,598
        539,000       #      Power Contract Financing LLC,
                               6.256%, due 02/01/10                                                                575,427
         83,850              PPL Montana LLC,
                               8.903%, due 07/02/20                                                                 92,287
                                                                                                      --------------------
                                                                                                                 6,979,564
                                                                                                      --------------------

                             ENTERTAINMENT: 0.0%
         56,000       L      Cinemark USA, Inc.,
                               9.000%, due 02/01/13                                                                 61,180
                                                                                                      --------------------
                                                                                                                    61,180
                                                                                                      --------------------

                             ENVIRONMENTAL CONTROL: 0.2%
        314,000       S      Allied Waste North America,
                               7.625%, due 01/01/06                                                                335,980
                                                                                                      --------------------
                                                                                                                   335,980
                                                                                                      --------------------

                             FOOD: 1.2%
        191,000              Kroger Co.,
                               7.250%, due 06/01/09                                                                221,602
        338,000              Safeway, Inc.,
                               4.800%, due 07/16/07                                                                358,108
        233,000       L      Supervalu, Inc.,
                               7.875%, due 08/01/09                                                                277,078
        447,000       S      Tyson Foods, Inc.,
                               7.250%, due 10/01/06                                                                488,673
        329,000       S      Tyson Foods, Inc.,
                               8.250%, due 10/01/11                                                                392,796
                                                                                                      --------------------
                                                                                                                 1,738,257
                                                                                                      --------------------

                             FOREST PRODUCTS AND PAPER: 0.5%
        260,000     S,@@     Abitibi-Consolidated, Inc.,
                               6.950%, due 12/15/06                                                                271,794
        145,000      @@      Abitibi-Consolidated, Inc.,
                               6.950%, due 10/15/07                                                                149,640
        229,000              Georgia-Pacific Corp.,
                               8.875%, due 02/01/10                                                                268,502
                                                                                                      --------------------
                                                                                                                   689,936
                                                                                                      --------------------

                             HOME BUILDERS: 0.1%
         77,000              Technical Olympic USA, Inc.,
                               9.000%, due 07/01/10                                                                 84,123
         28,000              Technical Olympic USA, Inc.,
                               10.375%, due 07/01/12                                                                31,710
                                                                                                      --------------------
                                                                                                                   115,833
                                                                                                      --------------------

                             INSURANCE: 1.0%
        387,000       #      Farmers Insurance Exchange,
                               8.625%, due 05/01/24                                                                456,706

                 See Accompanying Notes to Financial Statements

                                                     PORTFOLIOS OF INVESTMENTS
ING BOND FUND                                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                                                       VALUE
--------------------------------------------------------------------------------------------------------------------------
                             INSURANCE (CONTINUED)
$       265,000       #      Monumental Global Funding II,
                               3.850%, due 03/03/08                                                   $            273,364
        638,000      #,L     Zurich Capital Trust I,
                               8.376%, due 06/01/37                                                                741,491
                                                                                                      --------------------
                                                                                                                 1,471,561
                                                                                                      --------------------

                             LEISURE TIME: 0.2%
        190,000     L,@@     Royal Caribbean Cruises Ltd.,
                               7.000%, due 10/15/07                                                                206,150
                                                                                                      --------------------
                                                                                                                   206,150
                                                                                                      --------------------

                             LODGING: 0.8%
        303,000       S      Caesars Entertainment, Inc.,
                               9.375%, due 02/15/07                                                                342,390
        157,000              Hilton Hotels Corp.,
                               7.625%, due 05/15/08                                                                177,017
        204,000              Mandalay Resort Group,
                               10.250%, due 08/01/07                                                               241,230
        121,000              MGM Mirage,
                               6.000%, due 10/01/09                                                                127,655
        173,000       #      Station Casinos, Inc.,
                               6.000%, due 04/01/12                                                                179,920
                                                                                                      --------------------
                                                                                                                 1,068,212
                                                                                                      --------------------

                             MEDIA: 0.8%
        118,000       L      CSC Holdings, Inc.,
                               7.875%, due 12/15/07                                                                127,440
        112,000              DirecTV Holdings LLC,
                               8.375%, due 03/15/13                                                                128,240
        122,000       #      Echostar DBS Corp.,
                               4.405%, due 10/01/08                                                                127,490
        111,000       #      Echostar DBS Corp.,
                               5.750%, due 10/01/08                                                                115,162
        197,000              Historic TW, Inc.,
                               6.950%, due 01/15/28                                                                214,266
        114,000              Spanish Broadcasting System,
                               9.625%, due 11/01/09                                                                121,268
        139,000       L      Time Warner, Inc.,
                               6.875%, due 05/01/12                                                                159,319
         95,000              Young Broadcasting, Inc.,
                               8.500%, due 12/15/08                                                                103,075
                                                                                                      --------------------
                                                                                                                 1,096,260
                                                                                                      --------------------

                             MINING: 0.8%
        150,000     #,@@     Corp Nacional del Cobre de Chile - CODELCO,
                               6.375%, due 11/30/12                                                                167,886
        482,000     L,@@     Vale Overseas Ltd.,
                               8.250%, due 01/17/34                                                                443,440
        418,000     S,@@     Vale Overseas Ltd.,
                               8.625%, due 03/08/07                                                                468,160
                                                                                                      --------------------
                                                                                                                 1,079,486
                                                                                                      --------------------

                             MISCELLANEOUS MANUFACTURING: 0.3%
        464,000              General Electric Co.,
                               5.000%, due 02/01/13                                                                486,711
                                                                                                      --------------------
                                                                                                                   486,711
                                                                                                      --------------------

                             MULTI-NATIONAL: 0.7%
        452,000      @@      Corp Andina de Fomento CAF,
                               5.200%, due 05/21/13                                                                464,000
$       403,000     S,@@     Corp Andina de Fomento CAF,
                               6.875%, due 03/15/12                                                   $            463,537
                                                                                                      --------------------
                                                                                                                   927,537
                                                                                                      --------------------
                             OIL AND GAS: 2.4%
        261,000              Amerada Hess Corp.,
                               6.650%, due 08/15/11                                                                288,812
        367,000              Amerada Hess Corp.,
                               7.875%, due 10/01/29                                                                416,654
        184,000              Chesapeake Energy Corp.,
                               9.000%, due 08/15/12                                                                213,670
        349,000     #,@@     Empresa Nacional de Petroleo ENAP,
                               4.875%, due 03/15/14                                                                345,442
          5,000              Energy Partners Ltd.,
                               8.750%, due 08/01/10                                                                  5,375
      1,059,000      @@      Husky Oil Co.,
                               8.900%, due 08/15/28                                                              1,253,046
        328,000              Pemex Project Funding Master Trust,
                               7.375%, due 12/15/14                                                                366,540
        224,000              Valero Energy Corp.,
                               6.875%, due 04/15/12                                                                258,246
        216,000              Valero Energy Corp.,
                               8.750%, due 06/15/30                                                                286,684
                                                                                                      --------------------
                                                                                                                 3,434,469
                                                                                                      --------------------

                             PACKAGING AND CONTAINERS: 0.8%
        143,000      @@      Crown European Holdings SA,
                               10.875%, due 03/01/13                                                               167,310
        345,000       L      Owens-Brockway,
                               8.875%, due 02/15/09                                                                374,325
        137,000       #      Sealed Air Corp.,
                               5.375%, due 04/15/08                                                                146,810
        435,000       #      Sealed Air Corp.,
                               6.950%, due 05/15/09                                                                501,675
                                                                                                      --------------------
                                                                                                                 1,190,120
                                                                                                      --------------------

                             PIPELINES: 0.3%
         25,000              Southern Natural Gas Co.,
                               7.350%, due 02/15/31                                                                 24,125
        409,000      #,S     Williams Gas Pipelines Central, Inc.,
                               7.375%, due 11/15/06                                                                452,456
                                                                                                      --------------------
                                                                                                                   476,581
                                                                                                      --------------------

                             REAL ESTATE: 1.2%
        361,000              EOP Operating LP,
                               7.750%, due 11/15/07                                                                420,703
         50,000              Liberty Property LP,
                               6.375%, due 08/15/12                                                                 55,828
        329,000              Liberty Property LP,
                               7.750%, due 04/15/09                                                                392,279
        258,000              Simon Property Group LP,
                               4.875%, due 03/18/10                                                                274,151
        499,000              Simon Property Group LP,
                               6.375%, due 11/15/07                                                                561,356
                                                                                                      --------------------
                                                                                                                 1,704,317
                                                                                                      --------------------

                             RETAIL: 0.0%
         14,000       L      Dollar General Corp.,
                               8.625%, due 06/15/10                                                                 16,660
                                                                                                      --------------------
                                                                                                                    16,660
                                                                                                      --------------------

                 See Accompanying Notes to Financial Statements

                                                     PORTFOLIOS OF INVESTMENTS
ING BOND FUND                                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                                                       VALUE
--------------------------------------------------------------------------------------------------------------------------
                             SAVINGS AND LOANS: 0.5%
$       165,000              Great Western Financial,
                               8.206%, due 02/01/27                                                   $            195,410
        420,000              Washington Mutual, Inc.,
                               4.375%, due 01/15/08                                                                439,439
                                                                                                      --------------------
                                                                                                                   634,849
                                                                                                      --------------------

                             TELECOMMUNICATIONS: 1.7%
         55,000       L      American Tower Corp.,
                               9.375%, due 02/01/09                                                                 58,300
         57,000      #,L     American Towers, Inc.,
                               7.250%, due 12/01/11                                                                 58,567
        460,000              AT&T Corp.,
                               8.050%, due 11/15/11                                                                538,693
        122,000       L      Nextel Communications, Inc.,
                               7.375%, due 08/01/15                                                                132,675
        109,000              Nextel Communications, Inc.,
                               9.375%, due 11/15/09                                                                119,083
         48,000     #,L,S    Qwest Corp.,
                               9.125%, due 03/15/12                                                                 54,720
        122,000      #,L     Qwest Services Corp.,
                               13.500%, due 12/15/10                                                               142,435
        373,000       S      Sprint Capital Corp.,
                               6.000%, due 01/15/07                                                                405,564
        301,000              Sprint Capital Corp.,
                               6.875%, due 11/15/28                                                                313,716
        303,000       L      Verizon Florida, Inc.,
                               6.125%, due 01/15/13                                                                331,026
        280,000              Verizon Virginia, Inc.,
                               4.625%, due 03/15/13                                                                278,292
                                                                                                      --------------------
                                                                                                                 2,433,071
                                                                                                      --------------------

                             Total Corporate Bonds/Notes
                               (Cost $41,732,444)                                                               43,264,002
                                                                                                      --------------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES: 28.8%

                             AUTOMOBILE: 1.0%
      1,000,000              Capital Auto Receivables Asset Trust,
                               2.750%, due 04/16/07                                                              1,017,636
        460,000              Nissan Auto Receivables Owner Trust,
                               2.610%, due 07/15/08                                                                466,178
                                                                                                      --------------------
                                                                                                                 1,483,814
                                                                                                      --------------------

                             COMMERCIAL: 6.4%
        780,000              Chase Manhattan Bank-First Union National Bank,
                               7.439%, due 08/15/31                                                                923,155
        460,000              CS First Boston Mortgage Securities Corp.,
                               3.382%, due 05/15/38                                                                453,188
        385,338              CS First Boston Mortgage Securities Corp.,
                               3.727%, due 03/15/35                                                                390,933
        500,000              First Union National Bank-Bank of America Commercial Mortgage Trust,
                               6.136%, due 03/15/33                                                                562,333
        700,000              GE Capital Commercial Mortgage Corp.,
                               6.531%, due 05/15/33                                                                806,423
$       310,000              JP Morgan Chase Commercial Mortgage Securities Corp.,
                               5.161%, due 10/12/37                                                   $            329,319
        650,000              JP Morgan Chase Commercial Mortgage Securities Corp.,
                               6.162%, due 05/12/34                                                                736,257
      1,180,000              JP Morgan Chase Commercial Mortgage Securities Corp.,
                               6.244%, due 04/15/35                                                              1,318,452
        890,000              LB-UBS Commercial Mortgage Trust,
                               4.659%, due 12/15/26                                                                930,935
        550,000              LB-UBS Commercial Mortgage Trust,
                               6.226%, due 03/15/26                                                                619,584
        400,000              LB-UBS Commercial Mortgage Trust,
                               7.370%, due 08/15/26                                                                476,883
      1,180,000              Mortgage Capital Funding, Inc.,
                               6.663%, due 03/18/30                                                              1,328,179
        229,901              Prudential Commercial Mortgage Trust,
                               3.669%, due 02/11/36                                                                232,744
                                                                                                      --------------------
                                                                                                                 9,108,385
                                                                                                      --------------------

                             CREDIT CARD: 1.0%
        950,000              Citibank Credit Card Issuance Trust,
                               5.650%, due 06/16/08                                                              1,025,040
        370,000       L      Fleet Credit Card Master Trust II,
                               2.400%, due 07/15/08                                                                374,385
                                                                                                      --------------------
                                                                                                                 1,399,425
                                                                                                      --------------------

                             HOME EQUITY: 4.6%
        275,000      XX      Asset Backed Funding Certificates,
                               1.380%, due 11/25/33                                                                275,000
        974,815      XX      Bayview Financial Acquisition Trust,
                               1.600%, due 12/28/34                                                                976,605
      1,094,390              Centex Home Equity,
                               1.370%, due 01/25/34                                                              1,096,568
         70,000              Equity One ABS, Inc.,
                               2.976%, due 09/25/33                                                                 70,931
        715,613              Merrill Lynch Mortgage Investors, Inc.,
                               1.450%, due 07/25/34                                                                718,342
      1,280,000              Residential Asset Securities Corp.,
                               1.370%, due 02/25/34                                                              1,280,799
        953,470              Residential Asset Securities Corp.,
                               1.400%, due 12/25/33                                                                956,644
        274,000              Residential Funding Mortgage Securities II,
                               3.450%, due 01/25/16                                                                279,948
        800,000              Saxon Asset Securities Trust,
                               3.960%, due 06/25/33                                                                814,112
                                                                                                      --------------------
                                                                                                                 6,468,949
                                                                                                      --------------------

                 See Accompanying Notes to Financial Statements

                                                     PORTFOLIOS OF INVESTMENTS
ING BOND FUND                                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                                                       VALUE
--------------------------------------------------------------------------------------------------------------------------
                             OTHER ASSET BACKED SECURITIES: 0.9%
$       346,103      XX      Amortizing Residential Collateral Trust,
                               1.340%, due 05/25/32                                                   $            345,887
        250,000              Chase Funding Mortgage Loan Asset-Backed Certificates,
                               1.390%, due 07/25/33                                                                250,995
         25,000              Chase Funding Mortgage Loan Asset-Backed Certificates,
                               2.734%, due 09/25/24                                                                 25,165
         15,000              Chase Funding Mortgage Loan Asset-Backed Certificates,
                               4.045%, due 05/25/33                                                                 15,291
        252,201              Residential Asset Mortgage Products, Inc.,
                               1.400%, due 06/25/33                                                                252,292
        355,000              Residential Asset Mortgage Products, Inc.,
                               2.140%, due 02/25/30                                                                346,792
                                                                                                      --------------------
                                                                                                                 1,236,422
                                                                                                      --------------------

                             WHOLE LOAN COLLATERALIZED MORTGAGE OBLIGATIONS: 12.4%
        913,070              Bank of America Alternative Loan Trust,
                               1.540%, due 12/25/33                                                                912,598
        690,725              Bank of America Alternative Loan Trust,
                               5.500%, due 02/25/33                                                                710,735
      1,060,438              Bank of America Mortgage Securities,
                               1.540%, due 12/25/33                                                              1,061,734
        396,772              Bank of America Mortgage Securities,
                               4.413%, due 03/25/33                                                                405,284
        373,041              Bank of America Mortgage Securities,
                               5.500%, due 11/25/33                                                                386,318
      1,261,745              Bear Stearns Asset Backed Securities, Inc.,
                               5.625%, due 11/25/32                                                              1,279,903
        623,869              CitiCorp Mortgage Securities, Inc.,
                               1.590%, due 10/25/33                                                                623,049
        388,213              Countrywide Alternative Loan Trust,
                               1.490%, due 07/25/18                                                                388,561
      1,540,000              CS First Boston Mortgage Securities Corp.,
                               4.187%, due 10/25/33                                                              1,576,844
        982,000              GMAC Mortgage Corp. Loan Trust,
                               5.500%, due 01/25/34                                                              1,029,955
        839,853              MASTR Alternative Loans Trust,
                               6.500%, due 05/25/33                                                                875,701
        514,312              MASTR Asset Securitization Trust,
                               1.540%, due 11/25/33                                                                512,647
        322,078              MASTR Asset Securitization Trust,
                               8.000%, due 06/25/33                                                                338,497
$     1,454,832              MLCC Mortgage Investors, Inc.,
                               1.410%, due 01/25/29                                                   $          1,456,784
        804,086              Residential Accredit Loans, Inc.,
                               1.540%, due 03/25/18                                                                802,675
      1,200,000              Structured Asset Securities Corp.,
                               6.000%, due 03/25/34                                                              1,255,281
      1,742,996      XX      Thornburg Mortgage Securities Trust,
                               1.440%, due 12/25/33                                                              1,742,996
      1,430,917              Washington Mutual,
                               5.000%, due 06/25/18                                                              1,486,594
        700,000              Wells Fargo Mortgage Backed Securities Trust,
                               4.500%, due 08/25/18                                                                682,725
                                                                                                      --------------------
                                                                                                                17,528,881
                                                                                                      --------------------

                             WHOLE LOAN COLLATERALIZED PLANNED AMORTIZATION CLASS: 2.5%
      1,108,287              GSR Mortgage Loan Trust,
                               1.490%, due 10/25/32                                                              1,107,356
        302,107              MASTR Alternative Loans Trust,
                               1.490%, due 11/25/33                                                                302,378
        880,033              MASTR Alternative Loans Trust,
                               8.500%, due 05/25/33                                                                909,171
        883,000              Residential Funding Securities Corp.,
                               4.750%, due 02/25/33                                                                900,805
        264,561              Residential Funding Securities Corp.,
                               8.500%, due 05/25/33                                                                300,991
                                                                                                      --------------------
                                                                                                                 3,520,701
                                                                                                      --------------------
                             Total Collateralized Mortgage Obligations and Asset-Backed Securities
                               (Cost $40,191,025)                                                               40,746,577
                                                                                                      --------------------

U.S. GOVERNMENT, AGENCY AND AGENCY BACKED OBLIGATIONS: 35.6%

                             FEDERAL HOME LOAN MORTGAGE CORPORATION: 9.1%
      2,404,995              1.740%, due 04/15/32                                                                2,419,810
      2,740,000              2.700%, due 03/16/07                                                                2,770,047
      1,350,000              2.750%, due 02/09/07                                                                1,356,742
        655,000              4.250%, due 06/15/05                                                                  678,339
        681,009              4.397%, due 11/01/33                                                                  707,994
        311,000              4.500%, due 04/01/14                                                                  315,375
        615,000       L      5.875%, due 03/21/11                                                                  686,263
        919,000              6.000%, due 01/15/28                                                                  963,002
        910,065              6.000%, due 01/15/29                                                                  960,938
        577,000              6.000%, due 01/15/29                                                                  613,102
        803,800              6.000%, due 01/15/29                                                                  846,154
        190,000       W      6.000%, due 05/01/33                                                                  197,184
        310,000       W      6.500%, due 05/15/34                                                                  325,500
         24,242              7.500%, due 11/01/28                                                                   26,135
                                                                                                      --------------------
                                                                                                                12,866,585
                                                                                                      --------------------

                             FEDERAL NATIONAL MORTGAGE ASSOCIATION: 24.3%
      1,415,000              2.375%, due 04/13/06                                                                1,415,416
         70,000              2.859%, due 12/26/29                                                                   70,880
      1,445,000       L      2.875%, due 05/19/08                                                                1,433,842
      2,059,000       L      3.250%, due 08/15/08                                                                2,092,265

                 See Accompanying Notes to Financial Statements

                                                     PORTFOLIOS OF INVESTMENTS
ING BOND FUND                                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                                                       VALUE
--------------------------------------------------------------------------------------------------------------------------
$       700,000       L      4.125%, due 04/15/14                                                     $            689,771
        678,000              4.750%, due 12/25/42                                                                  690,600
      3,555,000       W      5.000%, due 04/01/18                                                                3,654,984
      4,610,000       W      5.000%, due 04/01/33                                                                4,631,612
      1,902,000       L      5.250%, due 04/15/07                                                                2,067,923
        645,000              5.250%, due 08/01/12                                                                  685,998
         39,545              5.500%, due 02/01/17                                                                   41,245
      2,890,000       W      5.500%, due 04/01/33                                                                2,961,348
         48,974              6.000%, due 08/01/16                                                                   51,627
         12,737              6.000%, due 12/01/16                                                                   13,427
        449,158              6.000%, due 03/01/17                                                                  473,498
        748,796              6.000%, due 09/01/17                                                                  789,463
        269,900       W      6.000%, due 04/01/18                                                                  284,154
        918,216              6.000%, due 07/25/24                                                                  957,060
          5,801              6.000%, due 07/01/29                                                                    6,055
      1,000,600              6.000%, due 07/25/29                                                                1,054,429
        425,222              6.000%, due 07/25/29                                                                  448,097
        600,734              6.000%, due 04/25/31                                                                  631,039
      4,219,000       W      6.000%, due 05/01/33                                                                4,383,803
        475,443              6.500%, due 08/01/29                                                                  499,948
      1,191,306              6.500%, due 04/01/30                                                                1,252,707
        411,608              6.500%, due 12/01/33                                                                  432,577
         46,624              7.000%, due 01/01/30                                                                   49,523
        242,320              7.000%, due 01/01/30                                                                  257,238
        532,210              7.000%, due 06/01/31                                                                  565,582
          9,040              7.500%, due 09/01/30                                                                    9,693
         34,173              7.500%, due 10/01/30                                                                   36,641
         31,580              7.500%, due 10/01/30                                                                   33,860
          9,602              7.500%, due 11/01/30                                                                   10,296
         10,052              7.500%, due 05/01/31                                                                   10,775
        266,644              7.500%, due 02/01/32                                                                  285,995
        558,312              7.500%, due 06/25/32                                                                  614,667
        714,272              7.500%, due 01/25/48                                                                  783,324
                                                                                                      --------------------
                                                                                                                34,371,362
                                                                                                      --------------------

                             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 2.2%
         27,605              4.375%, due 04/20/28                                                                   28,139
        450,000       W      6.000%, due 04/15/34                                                                  469,969
          9,114              6.500%, due 03/15/31                                                                    9,627
         78,208              6.500%, due 08/15/31                                                                   82,607
        141,526              6.500%, due 10/15/31                                                                  149,487
         81,176              6.500%, due 11/15/31                                                                   85,742
         86,282              6.500%, due 07/15/32                                                                   91,128
        610,225              6.500%, due 09/15/32                                                                  644,502
        145,625              7.000%, due 04/15/26                                                                  155,706
        106,748              7.000%, due 05/15/32                                                                  113,727
        184,729              7.500%, due 12/15/22                                                                  200,074
       20490.53              7.500%, due 10/15/26                                                                   22,101
        100,591              7.500%, due 07/15/29                                                                  108,265
        1317.58              7.500%, due 11/15/30                                                                    1,417
       58347.88              7.500%, due 11/20/30                                                                   62,539
        106,457              7.500%, due 12/15/30                                                                  114,530
        135,900              7.500%, due 12/15/31                                                                  146,203
         85,693              7.500%, due 05/15/32                                                                   92,177
        165,143              7.500%, due 05/15/32                                                                  177,637
        262,824              8.000%, due 12/15/17                                                                  288,828
                                                                                                      --------------------
                                                                                                                 3,044,405
                                                                                                      --------------------
                             Total U.S. Government Agency Obligations
                               (Cost $49,953,679)                                                               50,282,352
                                                                                                      --------------------

U.S. TREASURY OBLIGATIONS: 10.1%

                             U.S. TREASURY BONDS: 3.4%
$     1,575,000      L,S     0.000%, due 05/15/16                                                     $            911,823
      2,303,000      L,S     5.375%, due 02/15/31                                                                2,510,991
      1,190,000       S      6.250%, due 08/15/23                                                                1,415,310
                                                                                                      --------------------
                                                                                                                 4,838,124
                                                                                                      --------------------

                             U.S. TREASURY NOTES: 6.7%
      1,519,000      L,S     1.625%, due 02/28/06                                                                1,521,850
      3,000,000      L,S     2.250%, due 07/31/04                                                                3,013,245
      1,504,000      L,S     2.250%, due 02/15/07                                                                1,517,279
      1,993,000      L,S     2.625%, due 03/15/09                                                                1,979,300
      1,354,000      L,S     4.000%, due 02/15/14                                                                1,372,195
                                                                                                      --------------------
                                                                                                                 9,403,869
                                                                                                      --------------------
                             Total U.S. Treasury Obligations
                               (Cost $14,118,399)                                                               14,241,993
                                                                                                      --------------------

OTHER BONDS: 4.2%

                             SOVEREIGN: 4.2%
        253,000     **,@@    Argentina Bonos,
                               1.234%, due 08/03/12                                                                170,927
        321,000      @@      Brazilian Government International Bond,
                               2.188%, due 04/15/12                                                                282,917
        223,000      @@      Brazilian Government International Bond,
                               10.000%, due 08/07/11                                                               237,718
        231,000      @@      Brazilian Government International Bond,
                               11.000%, due 08/17/40                                                               247,863
        125,000      @@      Bulgaria Government International Bond,
                               8.250%, due 01/15/15                                                                153,701
        320,000     S,@@     Colombia Government International Bond,
                               10.000%, due 01/23/12                                                               372,960
         98,000     L,@@     Colombia Government International Bond,
                               11.750%, due 02/25/20                                                               125,930
        259,000      @@      Dominican Republic International Bond,
                               9.040%, due 01/23/13                                                                188,483
        226,000      @@      Ecuador Government International Bond,
                               7.000%, due 08/15/30                                                                201,987
        125,000      @@      El Salvador Government International Bond,
                               7.750%, due 01/24/23                                                                140,912
        343,000     L,@@     Mexico Government International Bond,
                               1.840%, due 01/13/09                                                                346,773
        364,000      @@      Mexico Government International Bond,
                               6.625%, due 03/03/15                                                                397,306
        207,323      @@      Panama Government International Bond,
                               2.000%, due 07/17/16                                                                185,452
         30,000      @@      Panama Government International Bond,
                               9.375%, due 07/23/12                                                                 35,625
         81,000      @@      Panama Government International Bond,
                               9.375%, due 01/16/23                                                                 91,733

                 See Accompanying Notes to Financial Statements

                                                     PORTFOLIOS OF INVESTMENTS
ING BOND FUND                                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                                                       VALUE
--------------------------------------------------------------------------------------------------------------------------
                             SOVEREIGN (CONTINUED)
$       255,000      @@      Peru Government International Bond,
                               4.500%, due 03/07/17                                                   $            226,473
        318,000      @@      Philippine Government International Bond,
                               9.875%, due 01/15/19                                                                330,720
        575,000      @@      Russia Government International Bond,
                               5.000%, due 03/31/30                                                                577,300
        176,000      @@      Russia Government International Bond,
                               8.250%, due 03/31/10                                                                200,239
         59,000      @@      Turkey Government International Bond,
                               9.500%, due 01/15/14                                                                 69,915
        394,000      @@      Turkey Government International Bond,
                               12.375%, due 06/15/09                                                               508,999
        100,000     #,@@     Ukraine Government International Bond,
                               7.650%, due 06/11/13                                                                104,750
        143,000     L,@@     Uruguay Government International Bond,
                               7.500%, due 03/15/15                                                                124,053
        213,559    XX,S,@@   Uruguay Government International Bond,
                               10.500%, due 10/20/06                                                               232,920
         87,000      @@      Venezuela Government International Bond,
                               10.750%, due 09/19/13                                                                91,350
        319,000    #,L,@@    Venezuela Government International Bond,
                               10.750%, due 09/19/13                                                               334,950
                                                                                                      --------------------
                             Total Other Bonds
                               (Cost $5,412,031)                                                                 5,981,956
                                                                                                      --------------------

SHARES                                                                                                        VALUE
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK: 0.5%
                             BANKS: 0.5%
             71     #,XX     DG Funding Trust - 03/26/2004                                                         770,350
                                                                                                      --------------------
                             Total Preferred Stock
                               (Cost $772,055)                                                                     770,350
                                                                                                      --------------------
                             Total Long-Term Investments
                               (Cost $152,179,633)                                                             155,287,230
                                                                                                      --------------------

PRINCIPAL
AMOUNT                                                                                                       VALUE
--------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 1.1%

                             COMMERCIAL PAPER
$       700,000       S      Royal Bank of Scotland,
                               1.410%, due 10/21/04                                                   $            701,183
        300,000       S      Concord Minutmen Capital,
                               1.100%, due 04/06/05                                                                299,999
        500,000       S      Concord Minutmen Capital,
                               1.100%, due 04/12/05                                                                499,994
                                                                                                      --------------------
                             Total Short-Term Investments
                               (Cost $1,499,961)                                                                 1,501,176
                                                                                                      --------------------

REPURCHASE AGREEMENTS: 1.4%
$     1,918,000              State Street Repurchase Agreement dated 03/31/04,
                               1.060% due 04/01/03, $1,918,056 to be received upon repurchase
                               (Collateralized by $1,955,000 Federal Home Loan Mortgage
                               Corporation, 1.875%, Market Value $1,959,888 due 02/15/06)
                             Total Repurchase Agreements
                               (Cost $1,918,000)                                                      $          1,918,000
                                                                                                      --------------------
                             TOTAL INVESTMENTS IN SECURITIES
                               (COST $155,597,594)*                             112.3%                $        158,706,406
                             OTHER ASSETS AND LIABILITIES-NET                   (12.3)                         (17,358,221)
                                                                                -----                 --------------------
                             NET ASSETS                                         100.0%                $        141,348,185
                                                                                =====                 ====================

@@    Foreign issuer
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.
W     When-issued or delayed delivery security.
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Directors. At March 31, 2004, these securities totaled $14,077,823, or 10.0% of net assets.
**    Defaulted security
L     Loaned security, a portion or all of the security is on loan at March 31,
      2004.
S Segregated securities for futures, when-issued or delayed delivery securities held at March 31, 2004.
C     Bond may be called prior to maturity date.

Government National Mortgage Association ("GNMA") manages a program of mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency.

Federal Home Loan Mortgage Corporation ("FHLMC") purchases mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private corporation.

* Cost for federal income tax purposes $155,685,472. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation               $          3,328,279
               Gross Unrealized Depreciation                           (307,345)
                                                           --------------------
               Net Unrealized Appreciation                 $          3,020,934
                                                           ====================

Information concerning open futures contracts at March 31, 2004 is shown below:

                         NO. OF            NOTIONAL          EXPIRATION        UNREALIZED
LONG CONTRACTS          CONTRACTS        MARKET VALUE           DATE           GAIN/(LOSS)
---------------         ---------        ------------        ----------        -----------
U.S. 2 Year
 Treasury Note             30            $  6,455,156          Jun-04          $    22,031
U.S. 20 Year
 Treasury Bond             10               1,140,625          Jun-04               21,797
                                         ------------                          -----------
                                         $  7,595,781                          $    43,828
                                         ============                          ===========

SHORT CONTRACT
U.S. 10 Year
 Treasury Bond             71            $ (8,193,844)         Jun-04          $  (118,703)
                                         ============                          ===========

                 See Accompanying Notes to Financial Statements

                                                       PORTFOLIO OF INVESTMENTS
ING GOVERNMENT FUND                                        as of March 31, 2004

PRINCIPAL
AMOUNT                                                                                                       VALUE
--------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: 3.2%

                             BANKS: 0.2%
$       190,000      @@      HSBC Bank PLC,
                               1.35%, due 06/29/49                                                    $            152,670
                                                                                                      --------------------
                                                                                                                   152,670
                                                                                                      --------------------

                             DIVERSIFIED FINANCIAL SERVICES: 0.9%
        300,000       #      Svensk Exportkredit AB,
                               6.38%, due 12/27/49                                                                 312,170
        375,000              Toyota Motor Credit Corp.,
                               2.75%, due 08/06/09                                                                 377,181
                                                                                                      --------------------
                                                                                                                   689,351
                                                                                                      --------------------

                             MULTI-NATIONAL: 2.1%
      1,500,000              International Finance Corp.,
                               5.25%, due 05/02/06                                                               1,601,300
                                                                                                      --------------------
                                                                                                                 1,601,300
                                                                                                      --------------------
                             Total Corporate Bonds
                               (Cost $2,329,574)                                                                 2,443,321
                                                                                                      --------------------

U.S. GOVERNMENT, AGENCY AND AGENCY BACKED OBLIGATIONS: 53.3%

                             FEDERAL HOME LOAN BANK: 2.0%
      1,500,000                2.500%, due 12/15/05                                                              1,523,432
                                                                                                      --------------------
                                                                                                                 1,523,432
                                                                                                      --------------------

                             FEDERAL HOME LOAN MORTGAGE CORPORATION: 33.4%
      1,375,000              2.700%, due 03/16/07                                                                1,390,078
      1,525,000              2.750%, due 02/09/07                                                                1,532,616
      5,000,000       L      3.500%, due 09/15/07                                                                5,172,089
      1,500,000              3.850%, due 02/25/09                                                                1,515,359
      5,000,000              4.375%, due 02/04/10                                                                5,077,099
      1,000,000              5.125%, due 10/15/08                                                                1,094,174
      2,000,000              5.500%, due 07/15/06                                                                2,160,288
      5,022,917              5.500%, due 03/15/34                                                                3,957,577
      3,400,000              5.875%, due 03/21/11                                                                3,793,972
         46,932              9.500%, due 07/01/20                                                                   52,500
                                                                                                      --------------------
                                                                                                                25,745,752
                                                                                                      --------------------

                             FEDERAL NATIONAL MORTGAGE ASSOCIATION: 17.2%
        900,000              2.375%, due 04/13/06                                                                  900,265
      1,000,000              2.750%, due 08/11/06                                                                1,004,871
        385,000       L      4.125%, due 04/15/14                                                                  379,374
      2,670,000              4.375%, due 10/15/06                                                                2,823,789
      1,660,000              5.250%, due 04/15/07                                                                1,804,812
      2,935,000              5.250%, due 08/01/12                                                                3,121,557
      3,000,000              6.00%, due 12/15/05                                                                 3,225,309
                                                                                                      --------------------
                                                                                                                13,259,977
                                                                                                      --------------------

                             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION: 0.5%
         66,214              7.000%, due 12/15/23                                                                   71,072
         72,128              7.000%, due 04/15/26                                                                   77,121
         97,790              9.000%, due 05/15/16                                                                  109,559
        111,314              9.000%, due 07/15/16                                                                  124,711
         27,773              9.500%, due 11/15/21                                                                   31,209
                                                                                                      --------------------
                                                                                                                   413,672
                                                                                                      --------------------

                             SMALL BUSINESS ADMINISTRATION: 0.2%
$       141,069              Small Business Administration Participation Certificates,
                               8.250%, due 11/01/11                                                   $            152,539
                                                                                                      --------------------
                                                                                                                   152,539
                                                                                                      --------------------
                             Total U.S. Government Agency Obligations
                               (Cost $40,372,625)                                                               41,095,372
                                                                                                      --------------------

U.S. TREASURY OBLIGATIONS: 38.0%

                             U.S. TREASURY BONDS: 10.9%
        930,000       L      0.000%, due 08/15/05                                                                  913,859
      5,000,000              13.250%, due 05/15/14                                                               7,469,340
                                                                                                      --------------------
                                                                                                                 8,383,199
                                                                                                      --------------------

                             U.S. TREASURY NOTES: 27.1%
      8,698,000       L      1.88%, due 01/31/06                                                                 8,758,486
         25,000       L      2.625%, due 11/15/06                                                                   25,500
      1,561,000       L      3.000%, due 02/15/09                                                                1,578,439
        800,000       L      3.250%, due 01/15/09                                                                  818,532
      1,482,000       L      3.500%, due 11/15/06                                                                1,545,160
        467,000       L      4.000%, due 02/15/14                                                                  473,276
      1,000,000       L      4.625%, due 05/15/06                                                                1,062,774
        700,000       L      5.000%, due 02/15/11                                                                  772,953
      5,000,000       L      5.750%, due 11/15/05                                                                5,349,805
        500,000       L      6.625%, due 05/15/07                                                                  569,083
                                                                                                      --------------------
                                                                                                                20,954,008
                                                                                                      --------------------
                             Total U.S. Treasury Obligations
                               (Cost $28,944,732)                                                               29,337,207
                                                                                                      --------------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES: 1.7%

                             COMMERCIAL MORTGAGE BACKED SECURITIES: 0.3%
        186,426              CS First Boston Mortgage Securities Corp.,
                               5.900%, due 12/16/35                                                                200,817
                                                                                                      --------------------
                                                                                                                   200,817
                                                                                                      --------------------

                             WHOLE LOAN COLLATERALLIZED MORTGAGE: 1.4%
      1,086,038              Bank of America Mortgage Securities,
                               5.500%, due 12/25/33                                                              1,117,906
                                                                                                      --------------------
                                                                                                                 1,117,906
                                                                                                      --------------------
                             Total Collateralized Mortgage Obligations and Asset-Backed Securities
                               (Cost $1,277,762)                                                                 1,318,723
                                                                                                      --------------------

SHARES                                                                                                        VALUE
--------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCK: 0.5%

                             BANKS: 0.5%
             35     #,XX     DG Funding Trust                                                                      379,750
                                                                                                      --------------------
                               Total Preferred Stock
                               (Cost $380,176)                                                                     379,750
                                                                                                      --------------------
                             Total Long-Term Investments
                               (Cost $73,304,869)                                                               74,574,373
                                                                                                      --------------------

                 See Accompanying Notes to Financial Statements

                                                       PORTFOLIO OF INVESTMENTS
ING GOVERNMENT FUND                            as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                                                       VALUE
--------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 6.2%
$     4,813,000              Morgan Stanley Repurchase Agreement dated 03/31/04,
                               1.060%, due 04/01/04 $4,813,142 to be received upon repurchase
                               (Collateralized by Federal National Mortgage Association,
                               3.500% - 5.250%, Market Value $4,913,963, due 04/15/07 - 01/28/08)     $          4,813,000
                                                                                                      --------------------
                             Total Repurchase Agreement
                               (Cost $4,813,000)                                                                 4,813,000
                                                                                                      --------------------
                             TOTAL INVESTMENTS IN SECURITIES
                               (COST $78,117,869)*                              102.9%                $         79,387,373
                             OTHER ASSETS AND LIABILITIES-NET                    (2.9)                          (2,235,272)
                                                                                -----                 --------------------
                             NET ASSETS                                         100.0%                $         77,152,101
                                                                                =====                 ====================

@@    Foreign issuer
# Securities with purchases pursuant to Rule 144A, under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Portfolio's Board of Directors. At March 31, 2004 these securities totaled $379,750 or 0.5% of net assets.
L Loaned security, a portion or all of the security is on loan at March 31, 2004.
XX Value of securities obtained from one or more dealers making markets in the securities which have been adjusted based on the Fund's valuation procedures.

Government National Mortgage Association ("GNMA") manages a program of mortgage-backed securities in order to attract funds for secondary mortgages and provide liquidity for existing mortgage securities. GNMA is a quasi-government agency.

Federal Home Loan Mortgage Corporation ("FHLMC") purchases mortgages from a mortgage originator and holds them as investments in its portfolio, or securitizes them. FHLMC is a private corporation.

* Cost for federal income tax purposes is $78,155,520. Net unrealized appreciation consists of:

               Gross Unrealized Appreciation                $          1,246,646
               Gross Unrealized Depreciation                             (14,793)
                                                            --------------------
               Net Unrealized Appreciation                  $          1,231,853
                                                            ====================

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING AELTUS MONEY MARKET FUND(1)                             as of March 31, 2004

PRINCIPAL
AMOUNT                                                                                                       VALUE
--------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES: 46.9%
$     2,600,000       #      American Honda Finance,
                               1.060%, due 09/16/04                                                   $          2,600,150
      3,900,000              Associates Corp. of North America,
                               5.800%, due 04/20/04                                                              3,909,408
      2,000,000       #      Bank of New York Co., Inc.,
                               1.080%, due 04/28/05                                                              2,000,000
      4,000,000              Bank One Delaware NA,
                               1.350%, due 08/06/04                                                              4,003,802
      2,000,000              Bear Stearns Cos., Inc.,
                               1.720%, due 05/24/04                                                              2,001,835
      3,500,000       #      BellSouth Corp,
                               4.160%, due 04/26/04                                                              3,506,464
      4,500,000              Concord Minutemen Cap,
                               1.100%, due 04/13/05                                                              4,500,000
      2,000,000              Concord Minutemen Cap,
                               1.100%, due 04/13/05                                                              2,000,000
      1,800,000              Concord Minutemen Cap,
                               1.100%, due 04/06/05                                                              1,800,000
      2,600,000              Concord Minutemen Cap,
                               1.100%, due 04/12/05                                                              2,600,000
      2,500,000              Chase Manhattan Bank USA,
                               1.050%, due 06/30/04                                                              2,500,000
      1,600,000              Federal Home Loan Bank,
                               1.350%, due 04/29/05                                                              1,600,000
      2,300,000              Federal National Mortgage Association,
                               1.350%, due 04/28/05                                                              2,300,000
      2,000,000              First Union,
                               1.460%, due 03/31/05                                                              2,008,058
        750,000              Fleet National Bank,
                               1.220%, due 11/22/04                                                                750,638
      2,400,000              Fleet National Bank,
                               1.360%, due 09/21/04                                                              2,403,430
      5,000,000              General Electric Capital Corp.,
                               1.180%, due 04/08/05                                                              5,000,000
      3,100,000              General Electric Capital Corp.,
                               1.235%, due 03/15/05                                                              3,105,538
      2,000,000       I      Goldman Sachs Group,
                               1.180%, due 07/12/04                                                              2,000,000
      2,500,000       I      Goldman Sachs Group,
                               1.280%, due 10/27/04                                                              2,500,000
      1,400,000       #      HBOS Treasury Services,
                               1.086%, due 04/29/05                                                              1,400,000
      4,100,000       #      HBOS Treasury Services PLC,
                               1.110%, due 04/22/05                                                              4,100,000
      3,000,000       #      HBOS Treasury Services PLC,
                               1.120%, due 08/23/04                                                              3,000,955
      5,100,000              KeyBank National Association,
                               1.150%, due 08/03/04                                                              5,100,853
      2,900,000              Lehman Brothers Holdings, Inc.,
                               1.393%, due 06/10/04                                                              2,901,849
      8,200,000       #      SBC Communications, Inc.,
                               4.180%, due 06/05/04                                                              8,243,186
      2,100,000              Toyota Motor Credit Corp.,
                               1.120%, due 02/07/05                                                              2,100,805
      2,100,000              Toyota Motor Credit Corp.,
                               4.100%, due 09/08/04                                                              2,126,742
      3,000,000              US Bank National Association,
                               1.290%, due 04/13/04                                                              3,000,188
      5,400,000              Verizon Global Funding,
                               1.220%, due 04/12/05                                                              5,400,000
$     1,600,000              Wachovia Bank NA/Charlotte,
                               1.290%, due 06/08/04                                                   $          1,600,795
      2,100,000              Wachovia Bank NA/Charlotte,
                               1.420%, due 07/30/04                                                              2,102,430
      7,200,000              Wal-Mart Stores,
                               1.078%, due 02/22/05                                                              7,201,417
      3,100,000              Washington Mutual Bank,
                               1.110%, due 07/29/04                                                              3,100,000
      2,800,000              Washington Mutual Bank,
                               1.420%, due 05/17/04                                                              2,801,091
        800,000              Wells Fargo Bank,
                               5.450%, due 05/03/04                                                                803,054
      2,500,000              Wells Fargo
                               1.118%, due 05/02/05                                                              2,500,000
      1,600,000              Westpac Bank,
                               1.100%, due 03/11/05                                                              1,600,000
                                                                                                      --------------------
                             Total Corporate Notes
                               (Cost $112,172,688)                                                             112,172,688
                                                                                                      --------------------

COMMERCIAL PAPER: 23.9%
      2,500,000              Blue Ridge Asset Funding,
                               0.970%, due 04/19/04                                                              2,498,725
      2,700,000              Cargill Global Funding,
                               1.020%, due 05/05/04                                                              2,697,323
      2,400,000              Credit Suisse First Boston Corp.,
                               1.000%, due 04/29/04                                                              2,398,059
      2,700,000              Credit Suisse First Boston Corp.,
                               1.040%, due 04/12/04                                                              2,699,142
      2,500,000              Crown Point Cap Co.,
                               1.120%, due 08/04/04                                                              2,490,278
      2,500,000              Crown Point Cap Co.,
                               1.170%, due 05/14/04                                                              2,496,506
      2,500,000              Delaware Funding Corp.,
                               0.960%, due 04/14/04                                                              2,499,070
      2,400,000              Galaxy Funding,
                               1.040%, due 05/06/04                                                              2,397,573
      2,500,000              Greenwich Capital Holdings,
                               0.840%, due 04/05/04                                                              2,499,708
      2,400,000              HSBC USA, Inc.,
                               1.070%, due 08/10/04                                                              2,390,655
      2,400,000              Jupiter Securities,
                               0.990%, due 04/27/04                                                              2,398,215
      2,400,000              Lasalle Bank Note,
                               1.210%, due 11/05/04                                                              2,400,000
      3,600,000     I,##     Money Market Trust LLY,
                               1.150%, due 12/03/04                                                              3,600,000
      6,700,000     I,##     Money Market Trust Series A,
                               1.110%, due 04/08/05                                                              6,699,999
      2,500,000              Old Line Funding Corp.,
                               0.880%, due 04/07/04                                                              2,499,571
      2,400,000              Park Avenue Receivables Corp.,
                               0.860%, due 04/06/04                                                              2,399,657
      2,900,000      @@      Royal Bank of Scotland,
                               1.410%, due 10/21/04                                                              2,899,839
      2,400,000              Thunder Bay Funding, Inc.,
                               1.020%, due 04/01/04                                                              2,400,000
      2,000,000              Variable Funding Capital,
                               0.960%, due 04/16/04                                                              1,999,150
      2,400,000              Von Karman Funding,
                               0.930%, due 04/08/04                                                              2,399,505
      2,400,000              Yorktown Capital,
                               0.990%, due 04/28/04                                                              2,398,146
                                                                                                      --------------------
                             Total Commercial Paper
                               (Cost $57,161,121)                                                               57,161,121
                                                                                                      --------------------

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
ING AELTUS MONEY MARKET FUND(1)                 as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                                                       VALUE
--------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT, AGENCY AND AGENCY BACKED OBLIGATIONS: 14.7%
                             FEDERAL HOME LOAN BANK: 5.1%
$     2,300,000              1.400%, due 02/25/05                                                     $          2,300,000
      2,400,000              1.425%, due 04/04/05                                                                2,400,000
      1,500,000              1.470%, due 02/28/05                                                                1,500,000
      2,800,000              1.500%, due 12/07/04                                                                2,800,000
      1,500,000              1.500%, due 03/01/05                                                                1,500,000
      1,700,000              1.510%, due 12/08/04                                                                1,700,000
                                                                                                      --------------------
                                                                                                                12,200,000
                                                                                                      --------------------

                             FEDERAL HOME LOAN MORTGAGE CORPORATION: 1.0%
      2,500,000              1.190%, due 02/14/05                                                                2,500,000
                                                                                                      --------------------
                                                                                                                 2,500,000
                                                                                                      --------------------
                             FEDERAL NATIONAL MORTGAGE ASSOCIATION: 8.6%

      4,950,000              1.190%, due 02/14/05                                                                4,950,000
      3,000,000              1.250%, due 08/27/04                                                                3,000,000
      2,900,000              1.350%, due 11/02/04                                                                2,900,000
      2,700,000              1.400%, due 02/25/05                                                                2,700,000
      2,900,000              1.430%, due 11/15/04                                                                2,900,000
      2,500,000              1.560%, due 02/04/05                                                                2,500,000
      1,700,000              1.630%, due 01/03/05                                                                1,700,000
                                                                                                      --------------------
                                                                                                                20,650,000
                                                                                                      --------------------
                             Total U.S. Government Agency Obligations
                               (Cost $35,350,000)                                                               35,350,000
                                                                                                      --------------------

CERTIFICATES OF DEPOSIT: 5.8%
      2,600,000              Dexia Bank,
                               1.508%, due 12/07/04                                                              2,600,133
      3,800,000      @@      Svenska Handelsbanken,
                               1.400%, due 02/28/05                                                              3,800,001
      2,400,000              UBS AG Stanford,
                               1.195%, due 12/06/04                                                              2,400,082
      2,600,000              Washington Mutual Bank,
                               1.080%, due 07/13/04                                                              2,600,000
      2,500,000              Washington Mutual Bank,
                               1.090%, due 06/22/04                                                              2,500,000
                                                                                                      --------------------
                             Total Certificates Of Deposit
                               (Cost $13,900,216)                                                               13,900,216
                                                                                                      --------------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES: 4.6%
      2,400,000       #      Blue Ridge Asset Funding,
                               1.120%, due 02/23/05                                                              2,400,000
      2,400,000       #      Blue Ridge Asset Funding,
                               1.121%, due 03/18/05                                                              2,400,000
         91,485              Chase Manhattan Auto Owner Trust,
                               1.060%, due 08/16/04                                                                 91,485
        147,926              John Deere Owner Trust,
                               1.081%, due 08/13/04                                                                147,926
      3,000,000     I,##     Newcastle CDO I LTD,
                               1.120%, due 09/24/38                                                              3,000,000
      2,900,000       #      Putnam Structured Product CDO,
                               1.110%, due 10/15/38                                                              2,900,000
                                                                                                      --------------------
                             Total Collateralized Mortgage Obligations and Asset-Backed Securities
                               (Cost $10,939,411)                                                               10,939,411
                                                                                                      --------------------
                             Total Short-Term Investments
                               (Cost $229,523,436)                                                             229,523,436
                                                                                                      --------------------
REPURCHASE AGREEMENT: 6.6%
$    15,691,000              Goldman Sachs Repurchase Agreement dated 3/31/04, 1.070% due
                               4/1/04, $15,691,466 to be received upon repurchase (Collateralized by $15,719,000 Federal Home Loan Mortgage Corporation, 3.750%,
                               Market Value $16,005,584 due 4/15/04)                                  $         15,691,000
                                                                                                      --------------------
                             Total Repurchase Agreement
                               (Cost $15,691,000)                                                               15,691,000
                                                                                                      --------------------
                             TOTAL INVESTMENTS IN SECURITIES
                               (COST $245,214,436)*                             102.5%                $        245,214,436

                             OTHER ASSETS AND LIABILITIES-NET                    (2.5)                          (5,988,502)
                                                                                -----                 --------------------
                             NET ASSETS                                         100.0%                $        239,225,934
                                                                                =====                 ====================

(1) All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
@@    Foreign Issuer
I     Illiquid security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Directors. At March 31, 2004, these securities totaled $32,550,755, or 13.6% of net assets.
##    Illiquid and restricted securities
*     Also represents cost for income tax purposes.

                                                                   PERCENTAGE OF
INDUSTRY                                                             NET ASSETS
--------------------------------------------------------------------------------
Commercial Banks -- Central U.S.                                        2.3%
Commercial Banks -- Eastern U.S.                                        5.7
Commercial Banks -- Non U.S.                                            6.4
Commercial Services                                                     2.2
Diversified Financial Services                                          7.5
Federal and Federally Sponsored Credit Agencies                        16.3
Finance -- Investment Banker/Broker                                     5.0
Finance -- Other Services                                               1.0
Finance -- Auto Loans                                                   2.9
Insurance                                                               1.0
Money Center Banks                                                      3.6
Other Asset Backed Securities                                           1.3
Retail                                                                  3.0
S&L/Thrifts -- Western U.S.                                             4.6
Special Purpose Acquisition                                             1.0
Special Purpose Banks                                                   1.1
Special Purpose Entity                                                 20.0
Super-Regional Banks-- U.S.                                             3.8
Telecommunication Services                                              2.3
Telephone -- Integrated                                                 4.9
Repurchase Agreement                                                    6.6
Other Assets and Liabilities, Net                                      (2.5)
                                                                      -----
NET ASSETS                                                            100.0%
                                                                      =====

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended March 31, 2004 were as follows:

FUND NAME                                         TYPE            PER SHARE AMOUNT
---------                                         ----            ----------------
ING Bond Fund
    Class A                                        NII               $  0.4650
    Class B                                        NII               $  0.3848
    Class C                                        NII               $  0.3810
    Class I                                        NII               $  0.4922
    Class O                                        NII               $  0.4660
    All Classes                                   STCG               $  0.2707
    All Classes                                   LTCG               $  0.0034

ING Government Fund
    Class A                                        NII               $  0.2650
    Class B                                        NII               $  0.1826
    Class C                                        NII               $  0.1832
    Class I                                        NII               $  0.2919
    All Classes                                   STCG               $  0.0514
    All Classes                                   LTCG               $  0.0799

ING Aeltus Money Market Fund
    Class A                                        NII               $  0.0047
    Class B                                        NII               $  0.0017
    Class C                                        NII               $  0.0047
    Class I                                        NII               $  0.0047

----------
NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal year ended March 31, 2004, 0.14% qualifies for the dividends received deduction available to corporate shareholders for the ING Bond Fund.

For the fiscal year ended March 31, 2004, 0.14% of ordinary dividends paid by the ING Bond Fund is designated as qualifying dividend income subject to reduced income tax rates for individuals.

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America for investment companies
(book) and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2004, shareholders, excluding corporate shareholders, received an IRS Form 1099-DIV regarding the federal tax status of the dividends and distributions they received in calendar year 2003.

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Funds are managed under the direction of the Fund's Board of Directors. A director who is not an interested person of the Funds, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                             TERM OF                                      NUMBER OF
                                            OFFICE AND             PRINCIPAL            PORTFOLIOS IN          OTHER
                             POSITION(S)    LENGTH OF            OCCUPATION(S)          FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS          HELD WITH       TIME                DURING THE              OVERSEEN             HELD BY
          AND AGE            THE COMPANY    SERVED(1)           PAST FIVE YEARS          BY DIRECTOR           DIRECTOR
          -------            -----------    ----------          ---------------         -------------       -------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince, Jr.        Director     June        Director, Business and                53       None
7337 E. Doubletree Ranch Rd.                1998 -      Economic Research Center
Scottsdale, Arizona 85258                   present     (August 1999 - present) and
Born: 1941                                              Professor of Economics and
                                                        Finance, Middle Tennessee
                                                        State University (1991 to
                                                        present).

Maria T. Fighetti              Director     April       Retired. Formerly, Attorney,          53       None
7337 E. Doubletree Ranch Rd.                1994 -      New York City Department of
Scottsdale, Arizona 85258                   present     Mental Health (June 1973 -
Born: 1943                                              October 2002) and Associate
                                                        Commissioner (1995 - 2002).

Sidney Koch                    Director     April       Financial Adviser, Self-              53       Director, Northwest
7337 E. Doubletree Ranch Rd.                1994 -      Employed (January 1993 -                       Center for the Arts,
Scottsdale, Arizona 85258                   present     present).                                      Torrington, CT.
Born: 1935

Corine T. Norgaard             Director     June        Dean, Barney School of                53       Director/Trustee, Mass
7337 E. Doubletree Ranch Rd.                1991 -      Business, University of                        Mutual Corporate and
Scottsdale, Arizona 85258                   present     Hartford (August 1996 -                        Participation Investors
Born: 1937                                              present).                                      (April 1997 - Present)
                                                                                                       Director, Advest Trust
                                                                                                       Company (1998 - Present);
                                                                                                       Director, Connecticut
                                                                                                       Health Foundation (2002 -
                                                                                                       Present).

Edward T. O'Dell               Director     June        Retired. Formerly,                    53       None
7337 E. Doubletree Ranch Rd.                2002 -      Partner/Chairman of Financial
Scottsdale, Arizona 85258                   present     Service Group, Goodwin Procter
Born: 1935                                              LLP (June 1966 - September
                                                        2000);

Joseph E. Obermeyer(2)         Director     January     President, Obermeyer &                53       None
7337 E. Doubletree Ranch Rd.                2003 -      Associates, Inc. (Consulting
Scottsdale, Arizona 85258                   present     firm) (Novemeber 1999 -
Born: 1957                                              present) and Senior Manager,
                                                        Arthur Anderson LLP (1995 -
                                                        October 1999).

                                             TERM OF                                      NUMBER OF
                                            OFFICE AND             PRINCIPAL            PORTFOLIOS IN             OTHER
                             POSITION(S)    LENGTH OF            OCCUPATION(S)          FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS          HELD WITH       TIME                DURING THE              OVERSEEN               HELD BY
          AND AGE            THE COMPANY    SERVED(1)           PAST FIVE YEARS          BY DIRECTOR             DIRECTOR
          -------            -----------    ----------          ---------------         -------------         -------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                Director     December    Vice Chairman and Chief               53       Director of IPC Financial
Aeltus Investment                           1997 -      Operating Officer, ING                         Network, Inc.
Management, Inc.                            present     Investment Management                          (January 2001 - present);
10 State House Square                                   (September 2002 - present);                    Director, Metro Hartford
Hartford, Connecticut                                   President and Chief Executive                  Chamber of Commmerce
Born: 1955                                              Officer (April 2001 -                          and The Greater
                                                        present), Managing Director                    Hartford Arts Council.
                                                        and Chief Operating Officer
                                                        (April 1994 - April 2001),
                                                        Aeltus Investment Management,
                                                        Inc.

Thomas J. McInerney(4)         Director     March       Chief Executive Officer, ING          175      Director, Equitable Life
7337 E. Doubletree Ranch Rd.                2002 -      U.S. Financial Services                        Insurance Co., Golden
Scottsdale, Arizona 85258                   present     (September 2001 - present);                    American Life Insurance
Born: 1956                                              Member, ING Americas Executive                 Co., Life Insurance
                                                        Committee (2001 - present);                    Company of Georgia,
                                                        President, Chief Executive                     Midwestern United Life
                                                        Officer and Director of                        Insurance Co., ReliaStar
                                                        Northern Life Insurance                        Life Insurance Co.,
                                                        Company (2001 - present), ING                  Security Life of Denver,
                                                        Aeltus Holding Company, Inc.                   Security Connecticut Life
                                                        (2000 - present), ING Retail                   Insurance Co., Southland
                                                        Holding Company (1998 -                        Life Insurance Co., USG
                                                        present). Formerly, General                    Annuity and Life Company,
                                                        Manager and Chief Executive                    and United Life and
                                                        Officer, ING Worksite Division                 Annuity Insurance Co.,
                                                        (December 2000 - October                       Inc. (March 2001 -
                                                        2001), President, ING-SCI,                     Present); Member of the
                                                        Inc. (August 1997 - December                   Board, National Commission
                                                        2000); President, Aetna                        on Retirement Policy,
                                                        Financial Services (August                     Competitiveness and
                                                        1997 - December 2000).                         Technology of Connecticut,
                                                                                                       Connecticut Business and
                                                                                                       Industry Association,
                                                                                                       Bushnell; Connecticut
                                                                                                       Forum; Metro Hartford
                                                                                                       Chamber of Commerce; and
                                                                                                       is Chairman, Concerned
                                                                                                       Citizens for Effective
                                                                                                       Government.

----------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2)  Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person," as defined under the 1940 Act, because of his relationship with ING Aeltus, an affiliate of ING Investments.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

                                                                                                    PRINCIPAL
                                                                TERM OF OFFICE                    OCCUPATION(S)
        NAME, ADDRESS                 POSITION(S)               AND LENGTH OF                      DURING THE
           AND AGE               HELD WITH THE COMPANY          TIME SERVED(1)                   PAST FIVE YEARS
           -------               ---------------------          --------------                   ---------------
James M. Hennessy                President, Chief             February 2002 -     President and Chief Executive Officer, ING
7337 E. Doubletree Ranch Rd.     Executive Officer and        present             Investments, LLC(2) (December 2001 - Present).
Scottsdale, Arizona 85258        Chief Operating                                  Formerly, Senior Executive Vice President and
Born: 1949                       Officer                                          Chief Operating Officer, ING Investments,
                                                                                  LLC(2) (April 1995 - December 2000); and
                                                                                  Executive Vice President, ING Investments,
                                                                                  LLC(2) (May 1998 - June 2000).

Stanley D. Vyner                 Executive Vice               February 2002 -     Executive Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.     President                    present             LLC(2) and certain of its affiliates (July
Scottsdale, Arizona 85258                                                         2000 - Present) and Chief Investment Risk
Born: 1950                                                                        Officer (June 2003 - Present); Formerly, Chief
                                                                                  Investment Officer the International
                                                                                  Portfolios, ING Investments, LLC(2) (July 1996
                                                                                  - June 2003); and President and Chief
                                                                                  Executive Officer, ING Investments, LLC(2)
                                                                                  (August 1996 - August 2000).

Michael J. Roland                Executive Vice               April 2002 -        Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.     President and                present             Officer and Treasurer, ING Investments, LLC(2)
Scottsdale, Arizona 85258        Assistant Secretary                              (December 2001 - Present). Formerly, Senior
Born: 1958                                                                        Vice President, ING Investments, LLC(2) (June
                                 Principal Financial          February 2002 -     1998 - December 2001).
                                 Officer                      present

Robert S. Naka                   Senior Vice President        February 2002 -     Senior Vice President and Assistant Secretary,
7337 E. Doubletree Ranch Rd.     and Assistant                present             ING Investments, LLC(2) (October 2001 -
Scottsdale, Arizona 85258        Secretary                                        Present). Formerly, Senior Vice President and
Born: 1963                                                                        Assistant Secretary, ING Funds Services,
                                                                                  LLC(3) (February 1997 - August 1999).

Kimberly A. Anderson             Senior Vice President        December 2003 -     Senior Vice President, ING Investments, LLC(2)
7337 E. Doubletree Ranch Rd.                                  present             (October 2003 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                         President, ING Investments, LLC(2) (October
Born: 1964                                                                        2001 - October 2003); Secretary, ING
                                                                                  Investments, LLC(2) (October 2001 - August
                                                                                  2003); Assistant Vice President, ING Funds
                                                                                  Services, LLC(3) (November 1999 - January
                                                                                  2001); and has held various other positions
                                                                                  with ING Funds Services, LLC(3) for more than
                                                                                  the last five years.

Robyn L. Ichilov                 Vice President and           February 2002 -     Vice President, ING Funds Services, LLC(3)
7337 E. Doubletree Ranch Rd.     Treasurer                    present             (October 2001 - Present) and ING Investments,
Scottsdale, Arizona 85258                                                         LLC(2) (August 1997 - Present).
Born: 1967

J. David Greenwald               Vice President               September 2003 -    Vice President of Mutual Fund Compliance, ING
7337 E. Doubletree Ranch Rd.                                  present             Funds Services, LLC(3) (May 2003 - Present).
Scottsdale, Arizona 85258                                                         Formerly, Assistant Treasurer and Director of
Born: 1957                                                                        Mutual Fund Compliance and Operations,
                                                                                  American Skandia, a Prudential Financial
                                                                                  Company (October 1996 - May 2003).

                                                                                                    PRINCIPAL
                                                                TERM OF OFFICE                    OCCUPATION(S)
        NAME, ADDRESS                 POSITION(S)               AND LENGTH OF                      DURING THE
           AND AGE               HELD WITH THE COMPANY          TIME SERVED(1)                   PAST FIVE YEARS
           -------               ---------------------          --------------                   ---------------
Lauren D. Bensinger              Vice President               March 2003 -        Vice President and Chief Compliance Officer,
7337 E. Doubletree Ranch Rd.                                  present             ING Funds Distributor, LLC(4) (July 1995 -
Scottsdale, Arizona 85258                                                         Present); Vice President (February 1996 -
Born: 1957                                                                        Present) and Chief Compliance Officer (October
                                                                                  2001 - Present), ING Investments, LLC(2).

Theresa Kelety                   Secretary                    September 2003 -    Counsel, ING U.S. Financial Services (April
7337 E. Doubletree Ranch Rd.                                  present             2003 - Present). Formerly, Senior Associate
Scottsdale, Arizona 85258                                                         with Shearman & Sterling (February 2000 -
Born: 1963                                                                        April 2003); and Associate with Sutherland
                                                                                  Asbill & Brennan (1996 - February 2000).

Todd Modic                       Vice President               September 2003 -    Vice President of Financial Reporting - Fund
7337 E. Doubletree Ranch Rd.                                  present             Accounting of ING Fund Services, LLC(3)
Scottsdale, Arizona 85258                                                         (September 2002 - Present). Formerly, Director
Born: 1967                                                                        of Financial Reporting, ING Investments,
                                                                                  LLC(2) (March 2001 - September 2002); Director
                                                                                  of Financial Reporting, Axient Communications,
                                                                                  Inc. (May 2000 - January 2001); and Director
                                                                                  of Finance, Rural/Metro Corporation (March
                                                                                  1995 - May 2000).

Susan P. Kinens                  Assistant Vice               March 2003 -        Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.     President and                present             Secretary, ING Funds Services, LLC (December
Scottsdale, Arizona 85258        Assistant Secretary                              2002 - Present); and has held various other
Born: 1976                                                                        positions with ING Funds Services, LLC for
                                                                                  more than the last five years.

Maria M. Anderson                Assistant Vice               April 2002 -        Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.     President                    present             Services, LLC (since October 2001). Formerly,
Scottsdale, Arizona 85258                                                         Manager of Fund Accounting and Fund
Born: 1958                                                                        Compliance, ING Investments, LLC (September
                                                                                  1999 - November 2001); and Section Manager of
                                                                                  Fund Accounting, Stein Roe Mutual Funds (July
                                                                                  1998 - August 1999).

Huey P. Falgout, Jr.             Assistant Secretary          September 2003 -    Chief Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                  present             (September 2003 - Present). Formerly, Counsel,
Scottsdale, Arizona 85258                                                         ING U.S. Financial Services (November 2002 -
Born: 1963                                                                        September 2003); and Associate General Counsel
                                                                                  of AIG American General (January 1999 -
                                                                                  November 2002).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
   ING Growth Fund
   ING LargeCap Growth Fund
   ING MidCap Opportunities Fund
   ING SmallCap Opportunities Fund
   ING Small Company Fund
   ING Disciplined LargeCap Fund

DOMESTIC EQUITY INDEX FUNDS
   ING Index Plus LargeCap Fund
   ING Index Plus MidCap Fund
   ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
   ING Financial Services Fund
   ING MagnaCap Fund
   ING Tax Efficient Equity Fund
   ING Value Opportunity Fund
   ING SmallCap Value Fund
   ING MidCap Value Fund
   ING LargeCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
   ING Equity and Bond Fund
   ING Convertible Fund
   ING Real Estate Fund
   ING Balanced Fund
   ING Equity Income Fund

FIXED INCOME FUNDS
   ING Bond Fund
   ING Classic Money Market Fund
   ING Government Fund
   ING GNMA Income Fund
   ING High Yield Opportunity Fund
   ING High Yield Bond Fund
   ING Intermediate Bond Fund
   ING National Tax Exempt Bond Fund
   ING Money Market Fund
   ING Aeltus Money Market Fund

INTERNATIONAL EQUITY FUND
   ING International Growth Fund

ING INTERNATIONAL GLOBAL EQUITY FUND
   ING Global Science and Technology Fund

LOAN PARTICIPATION FUND
   ING Senior Income Fund

STRATEGIC ALLOCATION FUNDS
   ING Strategic Allocation Growth Fund
   ING Strategic Allocation Balanced Fund
   ING Strategic Allocation Income Fund


* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including investment objectives, risks, charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully and consider the investment objectives, risks, charges and expenses of the fund before you invest or send money. The Funds' proxy voting record will be available without charge on or about August 31, 2004 on the Fund's website at www.ingfunds.com and on the SEC's website www.sec.gov.


[ING FUNDS LOGO]                             PRAR-FIABCIO     (0304-052804)

ANNUAL REPORT

MARCH 31, 2004


BROKERAGE
CASH
RESERVES

                                TABLE OF CONTENTS

President's Letter                                                             1

Market Perspective                                                             2

Portfolio Managers' Report                                                     4

Report of Independent Registered Public Accounting Firm                        5

Statement of Assets and Liabilities                                            6

Statement of Operations                                                        7

Statements of Changes in Net Assets                                            8

Financial Highlights                                                           9

Notes to Financial Statements                                                 10

Portfolio of Investments                                                      14

Tax Information                                                               16

Director and Officer Information                                              17

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

The past six months have been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption on goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reversed the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Service at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy


James M. Hennessy
President
ING Funds
May 7, 2004

MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2004

OVERVIEW

In our semi-annual report we discussed strong markets in risky asset classes as investors grew increasingly confident of an economic recovery. Thus among U.S. FIXED INCOME classes, high yield bonds provided double digit returns over the six months ended September 30, 2003, while on average, U.S. Treasuries had not even covered their coupons, in very volatile conditions. The last six months started like the first but in the end, the period proved to be much more subdued. The last calendar quarter of 2003 saw stock prices soar, and the surprise was that bond prices did not suffer that badly. Most commentators attributed this to the apparent absence of inflationary pressures and the belief that until they appear, the Federal Reserve Board ("Fed") will not raise interest rates.

FIXED INCOME MARKET

For the quarter ended December 31, 2003, the Lehman Brothers Aggregate Bond Index(1) returned 0.32%, less than the average coupon. Within this the Lehman Brothers Corporate Index(2) ("Corporate Index") component returned 0.58% for the quarter and the Lehman Brothers Treasury Bond Index(3) ("Treasury Index") component lost 0.53%. There was a steepening of the yield curve as the ten-year Treasury Bill yields rose from 3.94% to 4.26% while the 90-day Treasury Bill yield fell two basis points to 91 basis points at the quarter end. High yield bonds, on the other hand, continued to surge: the Lehman Brothers U.S. Corporate High Yield Bond Index(4) rose 5.91% for the quarter ended December 31, 2003. U.S. fixed income classes started 2004 as they had ended 2003, with risk takers in terms of credit quality and duration being rewarded the most. But the trend changed course in early February as disappointing employment reports continued to show weak job creation, together with stubbornly high new unemployment claims, made even modest Treasury yields look more attractive, especially at the longer end.

Buoyant foreign central bank purchases of U.S. Treasury and Agency bonds continued into 2004. The Fed reported that the value of its holdings of those securities for central banks increased to a record every week in 2004, ending the calendar quarter at $1.18 trillion. We believe demand was supporting investment grade bond prices more than strong economic data was undermining them. The change in the complexion of the bond market was most evident in high yield bonds, which are less sensitive to the interest rate environment than investment grade bonds and, therefore, would not be in such demand from central banks. There was also the growing feeling that some of the asset classes which had performed so strongly in 2003, including high yield bonds, had come very far, very fast. For the quarter ended March 31, 2004, the Lehman Brothers Aggregate Bond Index returned 2.66%. The Corporate Index component returned 3.27% and the Treasury Index component returned 3.06%. High yield bonds took an unfamiliar position below those two fixed income categories with a 2.34% return. The steepening of the yield curve that had taken place in the previous quarter was more than reversed as expectations for interest rate increases subsided. The ten-year Treasury yields fell by 42 basis points to 3.84% by the quarter end, while the 90-day Treasury Bill yields, which never spent a day above 1% in the entire six-month period, rose by a single basis point to 0.92%.

For the six months ended March 31, 2004, the Lehman Brothers Aggregate Bond Index returned 2.98%, with the Corporate Index component returning 3.88% and the Treasury Index component returning 2.51%. Despite the late lapse, high yield bonds were the best performers returning 8.39%.

For the year ended March 31, 2004, high yield bonds far exceeded other categories, providing a total return of 22.66%. The Lehman Brothers Aggregate Bond Index returned 5.41%, within which the Corporate Index returned 9.03% and the Treasury Index, 4.34%.

INTERNATIONAL EQUITY MARKET

In 2003, global equities secured the first positive return in three years with a very strong fourth quarter and advanced over all in the first quarter of 2004, though just one week before the quarter ended investors were in deficit year to date. For the six months ended March 31, 2004, global stocks returned 17.48% based on the Morgan Stanley Capital International (MSCI) World Index(5). Among currencies, the dollar occupied the financial spotlight for much of the period. Increasingly impressive economic reports from the U.S. could not banish fears about the trade and budget deficits. The currency was also kept under pressure by continued political instability in the Middle East and the lurking terrorist threat. The euro appreciated 8.3% against the dollar in the last calendar quarter of 2003 before giving back 2.6% as a sagging Euroland recovery raised the likelihood that the European Central Bank would finally lower interest rates. The Japanese yen appreciated in an orderly fashion during the last quarter of 2003, from about Y111 against the dollar to Y107.3, but became more volatile in the new year, rising to Y112.1 in early March on rumors that the Bank of Japan would aggressively spend billions not

                                  MARKET PERSPECTIVE: YEAR ENDED MARCH 31, 2004

just to arrest the yen's ascent, but to drive it lower. These rumors were not only quickly discounted, but officials let it be known that the Bank of Japan would soon stop supporting the dollar. The yen soared to a four-year high of less than Y104 by month end, but not before the Bank had bought around $144 billion during the quarter, not far short of the $180 billion total for all of 2003.

DOMESTIC EQUITY MARKET

The U.S. equities market returned 12.18% in the fourth quarter of 2003 and 1.69% in the first quarter of 2004, based on the Standard & Poor's 500 Index(6) including dividends. This implies a price to earnings level of just under eighteen times 2004 earnings. Many are worried about valuations after the tremendous twelve month rally. Much of the acceleration in gross domestic product ("GDP") and strength in consumer demand has come from the effect of large tax cuts, the mortgage refinancing boom and a decline in interest rates. Accommodative monetary policy by the Fed has kept real short-term interest rates negative, even with a very tame inflation. Corporate profits have improved and balance sheets have been repaired, without question, but this in large measure has been based on cost cutting and a lack of hiring. Only in the last weeks of 2003 did the level of new unemployment claims break convincingly below the 400,000 level. This has restrained employment costs both because the number of employees has been kept down and because their wage bargaining power has accordingly remained low. Many commentators argue that these bullish forces are unsustainable. The bulls counter that this is just the "wall of worry" that markets tend to climb, that employment growth will ultimately reinvigorate demand and that major indices are still well off their all time highs. Recent economic and business news has been generally bright, but clouded by continuing worries over jobs. Manufacturing and service industry activity, as well as factory orders, rose to multi-year high levels in February and held on to most of the gains in March. Fourth quarter GDP growth was finalized at a strong 4.1%. Within this figure corporate earnings from current production were 29% above the corresponding earnings in 2002 and 7.2% above the third quarter. The equipment and software component of GDP growth was a healthy 14.9%. Productivity for all of 2003 was robust at 4.4%. And therein lies the lingering concern: the recovery still has a distinctly jobless look about it. In all, only 134,000 new jobs have been reported so far in 2004, less than the monthly amount needed to cover the natural increase in the workforce alone.

March ended with consumer confidence slipping and all eyes on the next employment report.

----------
(1) The LEHMAN BROTHERS AGGREGATE BOND INDEX is an unmanaged index composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization.

(2) The LEHMAN BROTHERS CORPORATE INDEX is an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(3) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is an unmanaged index composed of all treasury bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation or depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

(4) The LEHMAN BROTHERS U.S. CORPORATE HIGH-YIELD BOND INDEX is an unmanaged index generally representative of corporate bonds rated below investment-grade.

(5) The MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX is an unmanaged index that reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

(6) The STANDARD & POOR'S (S&P) 500 INDEX IS AN UNMANAGED
CAPITALIZATION-WEIGHTED INDEX of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER OF ING FUNDS, STAN VYNER, ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

BROKERAGE CASH RESERVES                               Portfolio Managers' Report

PORTFOLIO MANAGEMENT: A team of the Sub-Adviser's money market investment specialists led by Jennifer J. Thompson, CFA, Aeltus Investment Management, Inc. -- the Sub-Adviser.

GOAL: The Brokerage Cash Reserves Fund (the "Fund") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.

PORTFOLIO SPECIFICS: Looking back, the year ended March 31, 2004 was a very volatile and eventful year on a number of different fronts. We began the period with the economy and financial markets virtually paralyzed by the uncertainty associated with the impending War in Iraq. During the second quarter of 2003, the markets' focus shifted from geopolitical risks to the economy and the specter of deflation or a "substantial fall in inflation." In June, the Federal Reserve Board's Federal Open Market Committee (the "FOMC") responded to an economy that was failing to exhibit sustainable growth by lowering its Fed Funds target rate for the 13th time in this cycle from 1.25% to 1.0%.

The resulting highly accommodative monetary stance and fiscal stimulus provided by tax cuts finally began to work its way through the economy in the second half of 2003. The labor market began to show improvement and third quarter gross domestic product was reported to be an astounding 8.2%. Further improvement and strength was seen among consumers and began to filter through to the business sector by the end of 2003. The first quarter of 2004 validated earlier assessments that economic growth was well underway and likely to continue for the rest of the year. Despite the acceleration in economic activity, the lack of new hiring raised concerns about the sustainability of the recovery. Increased efficiencies and underutilized resources continued to spark discussion of a "resources gap" and served to keep a lid on inflationary expectations and a resulting increase in interest rates.

In the short-end of the market (securities maturing in 13 months or less), the London Inter-Bank Offered Rate ("LIBOR") yield curve, represented by the spread between one-month LIBOR and 12-month LIBOR, began the period inverted by 2 basis points and ended the year relatively flat at 26 basis points. However, much volatility was experienced throughout the year as the LIBOR yield curve varied between a low of -17 basis points in June, 2003 and a high of 63 basis points in December, 2003. For most of the year, the Fund utilized a barbell strategy purchasing long paper when 12-month rates were high or to hedge against the June Fed ease, and combining it with short-term commercial paper or floating rate notes. The Fund's weighted average maturity remained consistently longer than competitors using such strategy.

MARKET OUTLOOK: We believe the Fed will wait for repeated and strong signs of improvement in the labor markets, as well as the economy, before removing its highly accommodative monetary stance. Nevertheless, the markets will price in an increase in rates well before the Fed is inclined to move, particularly if labor markets improve dramatically or inflation increases significantly. As a result, the Fund will continue to utilize the barbell strategy as long as rates make sense given reasonable Fed Funds rate increase expectations.

PRINCIPAL RISK FACTOR(S): An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
ING Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Brokerage Cash Reserves, a series of ING Series Fund, Inc., including the portfolio of investments, as of March 31, 2004, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended and the financial highlights for all years or periods ending prior to April 1, 2002. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets and financial highlights for the year ended March 31, 2003 were audited by other independent auditors whose report thereon dated May 23, 2003 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights which were audited by us and referred to above, present fairly, in all material respects, the financial position of Brokerage Cash Reserves as of March 31, 2004, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

Boston, Massachusetts
May 21, 2004

            STATEMENT OF ASSETS AND LIABILITIES as of March 31, 2004

ASSETS:
Short-term investments at amortized cost                                                              $ 288,257,735
Repurchase agreement                                                                                     29,026,000
Cash                                                                                                            926
Interest receivable                                                                                       1,035,260
Prepaid expenses                                                                                             12,264
Reimbursement due from manager                                                                               22,674
                                                                                                      -------------
   Total assets                                                                                         318,354,859
                                                                                                      -------------
LIABILITIES:
Payable for investment securities purchased                                                               8,104,430
Payable to affiliates                                                                                       245,384
Payable for director fees                                                                                     6,524
Other accrued expenses and liabilities                                                                      134,418
                                                                                                      -------------
   Total liabilities                                                                                      8,490,756
                                                                                                      -------------
NET ASSETS (EQUIVALENT TO $1.00 PER SHARE ON 310,460,657 SHARES OUTSTANDING)                          $ 309,864,103
                                                                                                      =============
NET ASSETS WERE COMPRISED OF:
Paid-in capital--shares of beneficial interest at $.001 par value (1 billion shares authorized)       $ 310,459,524
Undistributed net investment income                                                                          51,363
Accumulated net realized loss on investments                                                               (646,784)
                                                                                                      -------------
NET ASSETS                                                                                            $ 309,864,103
                                                                                                      =============

                 See Accompanying Notes to Financial Statements

            STATEMENT OF OPERATIONS for the year ended March 31, 2004

INVESTMENT INCOME:
Interest                                                                                              $   4,054,892
                                                                                                      -------------
   Total investment income                                                                                4,054,892
                                                                                                      -------------
EXPENSES:
Investment management fees                                                                                  672,339
Distribution and service fees                                                                             2,185,597
Administrative service fees                                                                                 268,997
Transfer agent fees                                                                                         176,019
Shareholder reporting expense                                                                                94,772
Registration fees                                                                                            17,919
Professional fees                                                                                            54,135
Custody and accounting expense                                                                               59,396
Director fees                                                                                                19,086
Miscellaneous expense                                                                                        15,858
                                                                                                      -------------
   Total expenses                                                                                         3,564,118
                                                                                                      -------------
Less:
   Net waived and reimbursed fees                                                                           364,879
                                                                                                      -------------
   Net expenses                                                                                           3,199,239
                                                                                                      -------------
Net investment income                                                                                       855,653
                                                                                                      -------------
REALIZED GAIN (LOSS) ON INVESTMENTS
Reimbursement by affiliate for investment transaction losses                                                483,664
Net realized loss on investments                                                                                (45)
                                                                                                      -------------
   Net realized gain (loss) on investments                                                                  483,619
                                                                                                      -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $   1,339,272
                                                                                                      =============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                               YEAR                YEAR
                                                                               ENDED               ENDED
                                                                             MARCH 31,           MARCH 31,
                                                                               2004                2003
                                                                               ----                ----
FROM OPERATIONS:
Net investment income                                                     $      855,653      $    3,145,445
Net realized gain on investments                                                 483,619               8,375
                                                                          --------------      --------------
Net increase in net assets resulting from operations                           1,339,272           3,153,820
                                                                          --------------      --------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                           (855,653)         (3,115,296)
                                                                          --------------      --------------
Total distributions                                                             (855,653)         (3,115,296)
                                                                          --------------      --------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                             247,911,247         204,125,182
Dividends reinvested                                                             855,653           3,115,296
                                                                          --------------      --------------
                                                                             248,766,900         207,240,478
Cost of shares redeemed                                                     (313,737,943)       (217,347,548)
                                                                          --------------      --------------
Net decrease in net assets resulting from capital share transactions         (64,971,043)        (10,107,070)
                                                                          --------------      --------------
Net decrease in net assets                                                   (64,487,424)        (10,068,546)
                                                                          --------------      --------------
NET ASSETS:
Beginning of year                                                            374,351,527         384,420,073
                                                                          --------------      --------------
End of year                                                               $  309,864,103      $  374,351,527
                                                                          ==============      ==============
Undistributed net investment income at end of year                        $       51,363      $       50,230
                                                                          ==============      ==============

                 See Accompanying Notes to Financial Statements

BROKERAGE CASH RESERVES                                     FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              FIVE MONTHS                          SEPTEMBER 7,
                                                     YEAR ENDED MARCH 31,        ENDED     YEAR ENDED OCTOBER 31,   1999(3) TO
                                                   ------------------------    MARCH 31,   ----------------------   OCTOBER 31,
                                                       2004            2003    2002(1)(2)    2001          2000        1999
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $       1.00        1.00          1.00      1.00          1.00          1.00
 Income from investment operations:
 Net investment income                             $       0.00**      0.01          0.01      0.04          0.05          0.01*
 Total from investment operations                  $       0.00**      0.01          0.01      0.04          0.05          0.01
 Less distributions from:
 Net investment income                             $       0.00**      0.01          0.01      0.04          0.05          0.01
 Total distributions                               $       0.00**      0.01          0.01      0.04          0.05          0.01
 Net asset value, end of period                    $       1.00        1.00          1.00      1.00          1.00          1.00
 TOTAL RETURN(4)                                   %       0.25        0.82          0.59      4.24          5.56          0.70

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $    309,864     374,352       384,420   399,875       314,936       277,611
 Ratios to average net assets:
 Net expenses after expense reimbursement(5)(6)    %       0.95        0.95          0.95      0.94          0.95          0.95
 Gross expenses prior to expense reimbursement(5)  %       1.06        1.06          1.04      1.04          1.03          1.22
 Net investment income after expense
 reimbursement(5)(6)                               %       0.25        0.82          1.40      4.14          5.45          4.62

(1)  The Fund changed its fiscal year-end from October 31 to March 31.
(2) Effective March 1, 2002 ING Investments, LLC became the Investment Adviser of the Fund and Aeltus Investment Management, Inc. was appointed as Sub-Adviser.
(3)  Commencement of operations.
(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(5)  Annualized for periods less than one year.
(6) The Investment Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses). Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments, LLC within three years.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
**   Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements.

               NOTES TO FINANCIAL STATEMENTS as of March 31, 2004

NOTE 1 -- ORGANIZATION

ORGANIZATION. ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are twenty-two separate funds which comprise ING Series Fund, Inc. The one that is in this report is the Brokerage Cash Reserves Fund ("Fund").

ING Investments, LLC ("ING Investments") serves as the investment adviser to the Fund. ING Investments has engaged Aeltus Investment Management, Inc. ("ING Aeltus") to serve as the Sub-Adviser to the Fund. In June 2004, ING Aeltus will change its name to ING Investment Management Co. ING Funds Distributor is the principal underwriter of the Fund. ING Funds Distributor, LLC, ING Investments and ING Aeltus are indirect wholly owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution active in the field of insurance, banking and asset management in more that 50 countries.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. The Fund uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Premium amortization and discount accretion are determined by the effective yield method. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS TO SHAREHOLDERS. The Fund records distributions to its shareholders on the ex-dividend date. Dividends are declared daily from net investment income and paid monthly, generally on the last business day of each month. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characters of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principals generally accepted in the United States of America for investment companies.

D. FEDERAL INCOME TAXES. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

E. USE OF ESTIMATES. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from these estimates.

F. REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will always receive, as collateral, securities acceptable to it whose market value is equal to at least 100% of the amount being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, the Fund might incur a loss or delay in the realization of proceeds if the value of the collateral securing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

G. SECURITIES LENDING. The Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at March 31, 2004.

H. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be deemed to be illiquid because they may not be readily marketable or may be considered liquid pursuant to procedures adopted by the Board. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund has entered into an Investment Management Agreement with ING Investments (the "Investment Manager" or the "Adviser"). The investment management agreement compensates the Adviser with a fee based on the Fund's average daily net assets at the following rates: 0.20% for the first $1 billion, 0.19% of the next $2 billion and 0.18% in excess of $3 billion. The Adviser entered into a subadvisory agreement with ING Aeltus. ING Aeltus manages the Fund's assets in accordance with the Fund's investment objectives, policies, and limitations, subject to oversight by the Adviser.

Pursuant to an Administrative Services Agreement, ING Funds Services, LLC ("IFS") acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 4 -- DISTRIBUTION AND SERVICE FEES

The Fund has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"), whereby ING Funds Distributor, LLC (the "Distributor") is reimbursed or compensated (depending on the class of shares) by the Fund for expenses incurred in the distribution of the Fund's shares ("Distribution Fees"). Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of the Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, the Fund pays the Distributor a combined Distribution and Service Fee of 0.65% of the average daily net assets of the Fund.

NOTE 5 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At March 31, 2004 the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 3, 4 and 6):

                                  ACCRUED
                                SHAREHOLDER
  ACCRUED         ACCRUED       SERVICES AND
MANAGEMENT    ADMINISTRATIVE    DISTRIBUTION
   FEES            FEES             FEES           TOTAL
   ----            ----             ----           -----
 $ 52,771        $ 21,108         $ 171,505      $ 245,384

During the year ended March 31, 2004, ING Investments voluntarily reimbursed the Fund $483,664 for investment transaction losses which occurred in prior years.

The Fund has adopted a Deferred Compensation Plan (the "Plan"), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors' fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 6 -- EXPENSE LIMITATIONS

The Investment Manager is contractually obligated through March 31, 2005 to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to 0.95% of the Fund's average daily net assets. The Fund will at a later date reimburse the Investment Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Actual expense ratios are included in the Financial Highlights. As of March 31, 2004, the amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager are as follows:

                          MARCH 31,
---------------------------------------------------------------
  2002                      2003                        2004
  ----                      ----                        ----
$ 29,597                 $ 407,856                    $ 364,879

NOTE 7 -- LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement ") with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $150,000,000. The proceeds may be used only to:
(1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. The Fund will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the year ended March 31, 2004, the Fund did not have any loans outstanding under the line of credit.

NOTE 8 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                            YEAR ENDED        YEAR ENDED
                          MARCH 31, 2004    MARCH 31, 2003
                          --------------    --------------
BROKERAGE CASH RESERVES
 (NUMBER OF SHARES)
Shares sold                  247,911,247       204,125,182
Dividends reinvested             855,653         3,115,296
Shares redeemed             (313,737,943)     (217,347,548)
                          --------------    --------------
Net decrease in shares
 outstanding                 (64,971,043)      (10,107,070)
                          ==============    ==============
BROKERAGE CASH
 RESERVES ($)
Shares sold               $  247,911,247    $  204,125,182
Dividends reinvested             855,653         3,115,296
Shares redeemed             (313,737,943)     (217,347,548)
                          --------------    --------------
Net decrease              $  (64,971,043)   $  (10,107,070)
                          ==============    ==============

NOTE 9 -- FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of March 31, 2004:

                      UNDISTRIBUTED            ACCUMULATED
                     NET INVESTMENT           NET REALIZED
PAID-IN                INCOME ON                 GAINS/
CAPITAL                INVESTMENTS              (LOSSES)
-------                -----------              --------
$ (1,133)               $ 1,133                  $ --

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

              YEAR ENDED          YEAR ENDED
            MARCH 31, 2004      MARCH 31, 2003
            ---------------     ---------------
            ORDINARY INCOME     ORDINARY INCOME
            ---------------     ---------------
              $ 855,653           $ 3,115,296

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of March 31, 2004 are as follows:

                                        CAPITAL
             UNDISTRIBUTED               LOSS               EXPIRATION
            ORDINARY INCOME          CARRYFORWARDS            DATES
            ---------------          -------------            -----
               $ 51,363               $ (646,784)              2009

NOTE 10 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Fund's Board, the following securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 10% of the Fund's net assets, at market value, at time of purchase.

                                                                        INITIAL                                          PERCENT
                                                     PRINCIPAL       ACQUISITION                                          OF NET
SECURITY                                              AMOUNT             DATE           COST              VALUE           ASSETS
--------                                              ------             ----           ----              -----           ------
Goldman Sachs Group, 1.180%, due 07/12/04          $  3,500,000        01/13/04     $  3,500,000      $   3,500,000        1.1%
Goldman Sachs Group, 1.280%, due 10/27/04             4,000,000        01/28/04        4,000,000          4,000,000        1.3%
Money Market Trust LLY, 1.150%, due 12/03/04          2,900,000        12/03/03        2,900,000          2,900,000        0.9%
Money Market Trust Series A, 1.110%, due 04/08/05     7,400,000        02/19/03        7,400,000          7,400,000        2.5%
Newcastle CDO I Ltd., 1.120%, due 09/24/38            3,200,000        10/23/03        3,200,000          3,200,000        1.0%
                                                                                    ------------      -------------        ---
                                                                                    $ 21,000,000      $  21,000,000        6.8%
                                                                                    ============      =============        ===

NOTE 11 -- OTHER INFORMATION

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. In addition to responding to regulatory requests, ING management initiated an internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review has been to identify whether there have been any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. Additionally, ING reviewed its controls and procedures in a continuing effort to deter improper frequent trading in ING products. ING's internal reviews related to mutual fund trading are continuing.

The internal review has identified several arrangements allowing third parties to engage in frequent trading of mutual funds within our variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing.

In addition, the review has identified five arrangements that allowed frequent trading in certain ING Funds. ING entities did not receive special benefits in return for any of these arrangements, which have all been terminated. The internal review also identified two investment professionals who engaged in improper frequent trading in ING Funds.

ING will reimburse any ING Fund or its shareholders affected by inappropriate trading for any improper profits that accrued to any person who engaged in improper frequent trading for which ING is responsible.

NOTE 12 -- SUBSEQUENT EVENT

FUND REIMBURSEMENT. Subsequent to March 31, 2004, ING Investments voluntarily reimbursed the Fund $43,421 for investment transaction losses which occurred in prior years.

DIVIDENDS. Subsequent to March 31, 2004 the Fund declared dividends from net investment income of:

            PER SHARE AMOUNT             PAYABLE DATE             RECORD DATE
            ----------------             ------------             -----------
                $ 0.0002                April 30, 2004               Daily

                                                        PORTFOLIO OF INVESTMENTS
BROKERAGE CASH RESERVES(1)                                  as of March 31, 2004

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
CORPORATE NOTES: 45.2%
$ 3,300,000     #    American Honda Finance,
                       1.060%, due 09/16/04                        $   3,300,190
  4,875,000          Associates Corp. of
                       North America, 5.800%,
                       due 04/20/04                                    4,886,764
  2,000,000     #    Bank of New York Co., Inc.,
                       1.080%, due 04/28/05                            2,000,000
  4,500,000          Bank One Delaware NA,
                       1.350%, due 08/06/04                            4,504,277
  2,200,000          Bear Stearns Cos., Inc.,
                       1.720%, due 05/24/04                            2,202,018
  4,000,000     #    BellSouth Corp, 4.160%,
                       due 04/26/04                                    4,007,387
  2,700,000          Chase Manhattan Bank USA,
                       1.050%, due 06/30/04                            2,700,000
  3,000,000          Concord Minutemen Cap,
                       1.100%, due 04/13/05                            3,000,000
  3,000,000          Concord Minutemen Cap,
                       1.100%, due 04/13/05                            3,000,000
  4,700,000          Concord Minutemen Cap,
                       1.100%, due 04/06/05                            4,699,999
  3,100,000          Concord Minutemen Cap,
                       1.100%, due 04/12/05                            3,100,000
  2,000,000          Federal Home Loan Bank,
                       1.350%, due 04/29/05                            2,000,000
  3,000,000          Federal National
                       Mortgage Association,
                       1.350%, due 04/28/05                            3,000,000
  2,700,000          First Union, 1.460%,
                       due 03/31/05                                    2,710,878
  1,000,000          Fleet National Bank, 1.220%,
                       due 11/22/04                                    1,000,850
  3,100,000          Fleet National Bank, 1.360%,
                       due 09/21/04                                    3,104,430
  5,000,000          General Electric Capital Corp.,
                       1.180%, due 04/08/05                            5,000,000
  4,400,000          General Electric Capital Corp.,
                       1.235%, due 03/15/05                            4,407,850
  3,500,000     I    Goldman Sachs Group, 1.180%,
                       due 07/12/04                                    3,500,000
  4,000,000     I    Goldman Sachs Group, 1.280%,
                       due 10/27/04                                    4,000,000
  2,900,000     #    HBOS Treasury Services,
                       1.086%, due 04/29/05                            2,900,000
  4,800,000     #    HBOS Treasury Services PLC,
                       1.110%, due 04/22/05                            4,800,000
  3,300,000     #    HBOS Treasury Services PLC,
                       1.120%, due 08/23/04                            3,301,050
  5,800,000          KeyBank National Association,
                       1.150%, due 08/03/04                            5,800,969
  3,300,000          Lehman Brothers Holdings, Inc.,
                       1.393%, due 06/10/04                            3,302,104
  9,800,000     #    SBC Communications, Inc.,
                       4.180%, due 06/05/04                            9,851,669
  2,700,000          Toyota Motor Credit Corp.,
                       1.120%, due 02/07/05                            2,701,035
  2,600,000          Toyota Motor Credit Corp.,
                       4.100%, due 09/08/04                            2,633,107
  3,400,000          US Bank National Association,
                       1.290%, due 04/13/04                            3,400,213
  6,200,000          Verizon Global Funding,
                       1.220%, due 04/12/05                            6,200,000
$ 2,000,000          Wachovia Bank NA/Charlotte,
                       1.290%, due 06/08/04                        $   2,000,993
  2,400,000          Wachovia Bank NA/Charlotte,
                       1.420%, due 07/30/04                            2,402,778
  8,000,000          Wal-Mart Stores, 1.078%,
                       due 02/22/05                                    8,001,597
  3,500,000          Wal-Mart Stores, 6.550%,
                       due 08/10/04                                    3,566,803
  3,600,000          Washington Mutual Bank,
                       1.110%, due 07/29/04                            3,600,000
  3,500,000          Washington Mutual Bank,
                       1.420%, due 05/17/04                            3,501,364
  1,100,000          Wells Fargo Bank, 5.450%,
                       due 05/03/04                                    1,104,199
  2,750,000          Wells Fargo/Old, 1.118%,
                       due 05/02/05                                    2,750,161
  2,100,000          Westpac Bank, 1.100%,
                       due 03/11/05                                    2,100,000
                                                                   -------------
                     Total Corporate Notes
                       (Cost $140,042,685)                           140,042,685
                                                                   -------------

COMMERCIAL PAPER: 23.7%
  3,200,000          Blue Ridge Asset Funding,
                       0.970%, due 04/19/04                            3,198,368
  3,400,000          Cargill Global Funding,
                       1.020%, due 05/05/04                            3,396,628
  3,100,000          Credit Suisse First Boston Corp.,
                       1.000%, due 04/29/04                            3,097,492
  3,300,000          Credit Suisse First Boston Corp.,
                       1.040%, due 04/12/04                            3,298,951
  3,300,000          Crown Point Cap Co., 1.050%,
                       due 04/07/04                                    3,299,423
  3,300,000          Crown Point Cap Co., 1.050%,
                       due 04/08/04                                    3,299,326
  3,200,000          Crown Point Cap Co., 1.120%,
                       due 08/04/04                                    3,187,556
  3,100,000          Crown Point Cap Co., 1.170%,
                       due 05/14/04                                    3,095,668
  3,500,000          Delaware Funding Corp.,
                       0.960%, due 04/14/04                            3,498,698
  3,100,000          Galaxy Funding, 1.040%,
                       due 05/06/04                                    3,096,866
  3,200,000          Greenwich Capital Holdings,
                       0.840%, due 04/05/04                            3,199,627
  3,000,000          HSBC USA, Inc., 1.070%, due
                       08/10/04                                        2,988,318
  3,100,000          Lasalle Bank Note, 1.210%,
                       due 11/05/04                                    3,100,000
  2,900,000   I,##   Money Market Trust LLY,
                       1.150%, due 12/03/04                            2,900,000
  7,400,000   I,##   Money Market Trust Series A,
                       1.110%, due 04/08/05                            7,400,000
  3,300,000          Old Line Funding Corp.,
                       0.880%, due 04/07/04                            3,299,434
  3,000,000          Park Avenue Receivables Corp.,
                       0.860%, due 04/06/04                            2,999,571
  3,200,000          Park Avenue Receivables Corp.,
                       1.020%, due 04/21/04                            3,198,187
  3,200,000    @@    Royal Bank of Scotland,
                       1.410%, due 10/21/04                            3,199,822
  3,200,000          St. Germain Holdings, 1.040%,
                       due 04/22/04                                    3,198,059
  3,100,000          Thunder Bay Funding, Inc.,
                       1.020%, due 04/15/04                            3,098,770

                 See Accompanying Notes to Financial Statements

                                                        PORTFOLIO OF INVESTMENTS
BROKERAGE CASH RESERVES(1)                      as of March 31, 2004 (Continued)

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
                     COMMERCIAL PAPER (CONTINUED)
$ 2,400,000          Variable Funding Capital,
                       0.960%, due 04/16/04                        $   2,398,980
                                                                   -------------
                     Total Commercial Paper
                       (Cost $73,449,744)                             73,449,744
                                                                   -------------

U.S. GOVERNMENT AGENCY OBLIGATIONS: 14.1%

                     FEDERAL HOME LOAN BANK: 5.1%
  3,100,000          1.400%, due 02/25/05                              3,100,000
  3,100,000          1.425%, due 04/04/05                              3,100,000
  2,300,000          1.470%, due 02/28/05                              2,300,000
  3,100,000          1.500%, due 12/07/04                              3,100,000
  2,300,000          1.500%, due 03/01/05                              2,300,000
  2,000,000          1.510%, due 12/08/04                              2,000,000
                                                                   -------------
                                                                      15,900,000
                                                                   -------------

                     FEDERAL HOME LOAN MORTGAGE
                       CORPORATION: 1.0%
  3,200,000          1.190%, due 02/14/05                              3,200,000
                                                                   -------------
                                                                       3,200,000
                                                                   -------------

                     FEDERAL NATIONAL MORTGAGE
                       ASSOCIATION: 8.0%
  6,300,000          1.190%, due 02/14/05                              6,300,000
  3,400,000          1.250%, due 08/27/04                              3,400,000
  3,300,000          1.350%, due 11/02/04                              3,300,000
  3,500,000          1.400%, due 02/25/05                              3,500,000
  3,200,000          1.430%, due 11/15/04                              3,200,000
  3,100,000          1.560%, due 02/04/05                              3,100,000
  2,000,000          1.630%, due 01/03/05                              2,000,000
                                                                   -------------
                                                                      24,800,000
                                                                   -------------

                     Total U.S. Government
                       Agency Obligations
                       (Cost $43,900,000)                             43,900,000
                                                                   -------------

CERTIFICATES OF DEPOSIT: 5.8%
  2,800,000          Dexia Bank, 1.508%,
                       due 12/07/04                                    2,800,143
  5,500,000    @@    Svenska Handelsbanken,
                       1.400%, due 02/28/05                            5,500,001
  3,100,000          UBS AG Stanford, 1.195%,
                       due 12/06/04                                    3,100,106
  3,300,000          Washington Mutual Bank,
                       1.080%, due 07/13/04                            3,300,000
  3,200,000          Washington Mutual Bank,
                       1.090%, due 06/22/04                            3,200,000
                                                                   -------------
                     Total Certificates Of Deposit
                       (Cost $17,900,250)                             17,900,250
                                                                   -------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND
  ASSET-BACKED SECURITIES: 4.2%
  3,100,000     #    Blue Ridge Asset Funding,
                       1.120%, due 02/23/05                            3,100,000
  3,100,000     #    Blue Ridge Asset Funding,
                       1.121%, due 03/18/05                            3,100,000
    103,683          Chase Manhattan Auto
                       Owner Trust, 1.060%,
                       due 08/16/04                                      103,683
    161,374          John Deere Owner Trust,
                       1.081%, due 08/13/04                              161,374
  3,200,000   I,##   Newcastle CDO I LTD, 1.120%,
                       due 09/24/38                                    3,200,000
$ 3,300,000     #    Putnam Structured
                       Product CDO,
                       1.110%, due 10/15/38                        $   3,299,999
                                                                   -------------
                     Total Collateralized
                       Mortgage Obligations and
                       Asset-Backed Securities
                       (Cost $12,965,056)                             12,965,056
                                                                   -------------
                     Total Short-Term Investments
                       (Cost $288,257,735)                           288,257,735
                                                                   -------------

REPURCHASE AGREEMENT: 9.4%
 29,026,000   Goldman Sachs Repurchase
                Agreement dated 3/31/04,
                1.070%, Due 4/1/04,
                $29,026,863 to be received
                upon repurchase
                (Collateralized by various
                U.S. Government
                Agency Obligations,
                0.000%-1.950%,
                Market Value $29,607,104, Due
                2/8/05-4/28/05)                                       29,026,000
                                                                   -------------
              Total Repurchase Agreement
                (Cost $29,026,000)                                    29,026,000
                                                                   -------------
              TOTAL INVESTMENTS IN
                SECURITIES (COST
                $317,283,735)*                            102.4%   $ 317,283,735
              OTHER ASSETS AND
                LIABILITIES--NET                           (2.4)      (7,419,632)
                                                          -----    -------------
              NET ASSETS                                  100.0%   $ 309,864,103
                                                          =====    =============

(1) All securities with a maturity date greater than 13 months have either a variable rate, demand feature, prerefunded, optional or mandatory put resulting in an effective maturity of one year or less. Rate shown reflects current rate.
@@   Foreign Issuer
I    Illiquid security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Fund's Board of Directors. At March 31, 2004 these securities totaled $39,660,295, or 12.8% of net assets.
##   Illiquid and restricted securities
*    Also represents cost for income tax purposes.

                                                      PERCENTAGE OF
INDUSTRY                                               NET ASSETS
-------------------------------------------------------------------
Commercial Banks-Central U.S.                              2.1%
Commercial Banks-Eastern U.S.                              5.6
Commercial Banks-Non U.S.                                  6.1
Commercial Services                                        2.0
Diversified Financial Services                             6.7
Federal and Federally Sponsored Credit Agencies           14.1
Finance-Investment Banker/Broker                           5.1
Finance-Auto Loans                                         2.8
Money Center Banks                                         5.3
Other Asset Backed Securities                              2.2
Retail                                                     3.7
S&L/Thrifts-Western U.S.                                   4.4
Special Purpose Acquisition                                1.1
Special Purpose Banks                                      0.9
Special Purpose Entity                                    20.9
Super-Regional Banks-U.S.                                  3.5
Telecommunication Services                                 2.0
Telephone-Integrated                                       4.5
Repurchase Agreement                                       9.4
Other Assets and Liabilities, Net                         (2.4)
                                                         -----
NET ASSETS                                               100.0%
                                                         =====

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended March 31, 2004 were as follows:

FUND NAME                            TYPE            PER SHARE AMOUNT
---------                            ----            ----------------
Brokerage Cash Reserves               NII                $ 0.0025

----------
NII -- Net investment income

The above figure may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America for investment companies
(book) and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Fund. In January 2004, shareholders, excluding corporate shareholders, received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by them in calendar year 2003.

                  DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. A director who is not an interested person of the Fund, as defined in the 1940 Act, is an independent director ("Non-Interested Director"). The Directors of the Fund are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                   TERM OF                                  NUMBER OF
                                                 OFFICE AND           PRINCIPAL           PORTFOLIOS IN            OTHER
                                  POSITION(S)     LENGTH OF         OCCUPATION(S)          FUND COMPLEX        DIRECTORSHIPS
        NAME, ADDRESS              HELD WITH        TIME              DURING THE             OVERSEEN             HELD BY
           AND AGE                THE COMPANY     SERVED(1)        PAST FIVE YEARS         BY DIRECTOR            DIRECTOR
        -------------             -----------    ----------        ---------------        -------------        -------------
NON-INTERESTED DIRECTORS:

Albert E. DePrince, Jr.             Director     June          Director, Business and          53        None
7337 E. Doubletree Ranch Rd.                     1998 -        Economic Research
Scottsdale, Arizona 85258                        present       Center (August 1999 to
Born: 1941                                                     present) and Professor
                                                               of Economics and
                                                               Finance, Middle
                                                               Tennessee State
                                                               University (1991 to
                                                               present).

Maria T. Fighetti                   Director     April         Retired. Formerly,              53        None
7337 E. Doubletree Ranch Rd.                     1994 -        Attorney, New York City
Scottsdale, Arizona 85258                        present       Department of Mental
Born: 1943                                                     Health (June 1973 -
                                                               October 2002) and
                                                               Associate Commissioner
                                                               (1995 - 2002).

Sidney Koch                         Director     April         Financial Adviser, Self-        53        Director, Northwest
7337 E. Doubletree Ranch Rd.                     1994 -        Employed (January 1993 -                  Center for the Arts,
Scottsdale, Arizona 85258                        present       present).                                 Torrington, CT.
Born: 1935

Corine T. Norgaard                  Director     June          Dean, Barney School of          53        Director/Trustee, Mass
7337 E. Doubletree Ranch Rd.                     1991 -        Business, University of                   Mutual Corporate and
Scottsdale, Arizona 85258                        present       Hartford (August 1996 -                   Participation Investors
Born: 1937                                                     present).                                 (April 1997 - Present)
                                                                                                         Director, Advest Trust
                                                                                                         Company (1998 - Present);
                                                                                                         Director, Connecticut
                                                                                                         Health Foundation
                                                                                                         (2002 - Present).

Edward T. O'Dell                    Director     June          Retired. Formerly,              53        None
7337 E. Doubletree Ranch Rd.                     2002 -        Partner/Chairman of
Scottsdale, Arizona 85258                        present       Financial Service Group,
Born: 1935                                                     Goodwin Procter LLP
                                                               (June 1966 - September
                                                               2000)

Joseph E. Obermeyer(2)              Director     January       President, Obermeyer &          53        None
7337 E. Doubletree Ranch Rd.                     2003 -        Associates, Inc.
Scottsdale, Arizona 85258                        present       (Consulting firm)
Born: 1957                                                     (Novemeber 1999 -
                                                               present) and Senior
                                                               Manager, Arthur Anderson
                                                               LLP (1995 - October
                                                               1999).

                                                   TERM OF                                  NUMBER OF
                                                 OFFICE AND           PRINCIPAL           PORTFOLIOS IN            OTHER
                                  POSITION(S)     LENGTH OF         OCCUPATION(S)          FUND COMPLEX        DIRECTORSHIPS
        NAME, ADDRESS              HELD WITH        TIME              DURING THE             OVERSEEN             HELD BY
           AND AGE                THE COMPANY     SERVED(1)        PAST FIVE YEARS         BY DIRECTOR            DIRECTOR
        -------------             -----------    ----------        ---------------        -------------        -------------
DIRECTORS WHO ARE "INTERESTED PERSONS"

J. Scott Fox(3)                     Director     December      Vice Chairman and Chief         53        Director of IPC Financial
Aeltus Investment                                1997 -        Operating Officer, ING                    Network, Inc.
Management, Inc.                                 present       Investment Management                     (January 2001 to
10 State House Square                                          (September 2002 -                         present); Director, Metro
Hartford, Connecticut                                          present); President and                   Hartford Chamber of
Born: 1955                                                     Chief Executive Officer                   Commmerce and The
                                                               (April 2001 - present),                   Greater Hartford Arts
                                                               Managing Director and                     Council.
                                                               Chief Operating Officer
                                                               (April 1994 - April
                                                               2001), Aeltus Investment
                                                               Management, Inc.

Thomas J. McInerney(4)              Director     March         Chief Executive Officer,        175       Director, Equitable Life
7337 E. Doubletree Ranch Rd.                     2002 -        ING U.S. Financial                        Insurance Co., Golden
Scottsdale, Arizona 85258                        present       Services (September                       American Life Insurance
Born: 1956                                                     2001 - present); Member,                  Co., Life Insurance
                                                               ING Americas Executive                    Company of Georgia,
                                                               Committee (2001 -                         Midwestern United Life
                                                               present); President,                      Insurance Co., ReliaStar
                                                               Chief Executive Officer                   Life Insurance Co.,
                                                               and Director of Northern                  Security Life of Denver,
                                                               Life Insurance Company                    Security Connecticut Life
                                                               (2001 - present), ING                     Insurance Co., Southland
                                                               Aeltus Holding Company,                   Life Insurance Co., USG
                                                               Inc. (2000 - present),                    Annuity and Life Company,
                                                               ING Retail Holding                        and United Life and
                                                               Company (1998 - present).                 Annuity Insurance Co.,
                                                               Formerly, General                         Inc. (March 2001 -
                                                               Manager and Chief                         Present); Member of the
                                                               Executive Officer, ING                    Board, National
                                                               Worksite Division                         Commission on Retirement
                                                               (December 2000 -                          Policy, Competitiveness
                                                               October 2001), President,                 and Technology of
                                                               ING-SCI, Inc. (August                     Connecticut, Connecticut
                                                               1997 - December 2000);                    Business and Industry
                                                               President, Aetna                          Association, Bushnell;
                                                               Financial Services                        Connecticut Forum;
                                                               (August 1997 - December                   Metro Hartford Chamber
                                                               2000).                                    of Commerce; and is
                                                                                                         Chairman, Concerned
                                                                                                         Citizens for Effective
                                                                                                         Government.

----------
(1) Directors serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Mr. Obermeyer was elected to the Board on January 1, 2003.
(3) Mr. Fox is an "interested person," as defined under the 1940 Act, because of his relationship with ING Aeltus, an affiliate of ING Investments.
(4) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

                                                                                                   PRINCIPAL
                                                             TERM OF OFFICE                      OCCUPATION(S)
        NAME, ADDRESS                POSITION(S)             AND LENGTH OF                        DURING THE
           AND AGE              HELD WITH THE COMPANY        TIME SERVED(1)                     PAST FIVE YEARS
        -------------           ---------------------        --------------                     ---------------
James M. Hennessy              President, Chief           February 2002 -      President and Chief Executive Officer, ING
7337 E. Doubletree Ranch Rd.   Executive Officer and      present              Investments, LLC(2) (December 2001 - Present).
Scottsdale, Arizona 85258      Chief Operating                                 Formerly, Senior Executive Vice President and
Born: 1949                     Officer                                         Chief Operating Officer, ING Investments, LLC(2)
                                                                               (April 1995 - December 2000); and Executive Vice
                                                                               President, ING Investments, LLC(2) (May 1998 -
                                                                               June 2000).

Stanley D. Vyner               Executive Vice             February 2002 -      Executive Vice President, ING Investments,
7337 E. Doubletree Ranch Rd.   President                  present              LLC(2) and certain of its affiliates (July 2000
Scottsdale, Arizona 85258                                                      - Present); and Chief Investment Risk Officer
Born: 1950                                                                     (June 2003 - Present); Formerly, Chief
                                                                               Investment Officer the International Portfolios,
                                                                               ING Investments, LLC(2) (July 1996 - June 2003);
                                                                               and President and Chief Executive Officer, ING
                                                                               Investments, LLC(2) (August 1996 - August 2000).

Michael J. Roland              Executive Vice             April 2002 -         Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.   President and              present              Officer and Treasurer, ING Investments, LLC(2)
Scottsdale, Arizona 85258      Assistant Secretary                             (December 2001 - Present). Formerly, Senior Vice
Born: 1958                                                                     President, ING Investments, LLC(2) (June 1998 -
                               Principal Financial        February 2002 -      December 2001).
                               Officer                    present

Robert S. Naka                 Senior Vice President      February 2002 -      Senior Vice President and Assistant Secretary,
7337 E. Doubletree Ranch Rd.   and Assistant              present              ING Investments, LLC(2) (October 2001 -
Scottsdale, Arizona 85258      Secretary                                       Present). Formerly, Senior Vice President and
Born: 1963                                                                     Assistant Secretary, ING Funds Services, LLC(3)
                                                                               (February 1997 - August 1999).

Kimberly A. Anderson           Senior Vice President      December 2003 -      Senior Vice President, ING Investments, LLC(2)
7337 E. Doubletree Ranch Rd.                              present              (October 2003 - Present). Formerly, Vice
Scottsdale, Arizona 85258                                                      President, ING Investments, LLC(2) (October 2001
Born: 1964                                                                     - October 2003); Secretary, ING Investments,
                                                                               LLC(2) (October 2001 - August 2003); Assistant
                                                                               Vice President, ING Funds Services, LLC(3)
                                                                               (November 1999 - January 2001); and has held
                                                                               various other positions with ING Funds Services,
                                                                               LLC(3) for more than the last five years.

Robyn L. Ichilov               Vice President and         February 2002 -      Vice President, ING Funds Services, LLC(3)
7337 E. Doubletree Ranch Rd.   Treasurer                  present              (October 2001 - Present) and ING Investments,
Scottsdale, Arizona 85258                                                      LLC(2) (August 1997 - Present).
Born: 1967

J. David Greenwald             Vice President             September 2003 -     Vice President of Mutual Fund Compliance, ING
7337 E. Doubletree Ranch Rd.                              present              Funds Services, LLC(3) (May 2003 - Present).
Scottsdale, Arizona 85258                                                      Formerly, Assistant Treasurer and Director of
Born: 1957                                                                     Mutual Fund Compliance and Operations, American
                                                                               Skandia, a Prudential Financial Company (October
                                                                               1996 - May 2003).

                                                                                                   PRINCIPAL
                                                             TERM OF OFFICE                      OCCUPATION(S)
        NAME, ADDRESS                POSITION(S)             AND LENGTH OF                        DURING THE
           AND AGE              HELD WITH THE COMPANY        TIME SERVED(1)                     PAST FIVE YEARS
        -------------           ---------------------        --------------                     ---------------
Lauren D. Bensinger            Vice President             March 2003 -         Vice President and Chief Compliance Officer, ING
7337 E. Doubletree Ranch Rd.                              present              Funds Distributor, LLC(4) (July 1995 - Present);
Scottsdale, Arizona 85258                                                      Vice President (February 1996 - Present) and
Born: 1957                                                                     Chief Compliance Officer (October 2001 -
                                                                               Present), ING Investments, LLC(2).

Theresa Kelety                 Secretary                  September 2003 -     Counsel, ING U.S. Financial Services (April 2003
7337 E. Doubletree Ranch Rd.                              present              - Present). Formerly, Senior Associate with
Scottsdale, Arizona 85258                                                      Shearman & Sterling (February 2000 - April
Born: 1963                                                                     2003); and Associate with Sutherland Asbill &
                                                                               Brennan (1996 - February 2000).

Todd Modic                     Vice President             September 2003 -     Vice President of Financial Reporting - Fund
7337 E. Doubletree Ranch Rd.                              present              Accounting of ING Fund Services, LLC(3)
Scottsdale, Arizona 85258                                                      (September 2002 - Present). Formerly, Director
Born: 1967                                                                     of Financial Reporting, ING Investments, LLC(2)
                                                                               (March 2001 - September 2002); Director of
                                                                               Financial Reporting, Axient Communications, Inc.
                                                                               (May 2000 - January 2001); and Director of
                                                                               Finance, Rural/Metro Corporation (March 1995 -
                                                                               May 2000).

Susan P. Kinens                Assistant Vice             March 2003 -         Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.   President and              present              Secretary, ING Funds Services, LLC (December
Scottsdale, Arizona 85258      Assistant Secretary                             2002 - Present); and has held various other
Born: 1976                                                                     positions with ING Funds Services, LLC for more
                                                                               than the last five years.

Maria M. Anderson              Assistant Vice             April 2002 -         Assistant Vice President of ING Funds Services,
7337 E. Doubletree Ranch Rd.   President                  present              LLC (since October 2001). Formerly, Manager of
Scottsdale, Arizona 85258                                                      Fund Accounting and Fund Compliance, ING
Born: 1958                                                                     Investments, LLC (September 1999 to November
                                                                               2001); and Section Manager of Fund Accounting,
                                                                               Stein Roe Mutual Funds (July 1998 - August
                                                                               1999).

Huey P. Falgout, Jr.           Assistant Secretary        September 2003 -     Chief Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                              present              (September 2003 - Present). Formerly, Counsel,
Scottsdale, Arizona 85258                                                      ING U.S. Financial Services (November 2002 -
Born: 1963                                                                     September 2003); and Associate General Counsel
                                                                               of AIG American General (January 1999 - November
                                                                               2002).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.
(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.
(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.
(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

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

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

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-992-0180

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Fund, including investment objectives, risks, charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully and consider the investment objectives, risks, charges and expenses of the Fund before you invest or send money. The Fund's proxy voting record will be available without charge on or about August 31, 2004; and on the Fund's website at www.ingfunds.com; and on the SEC's website www.sec.gov.


                                              PRAR-BCR       (0304-052804)

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Norgaard and Mr. Obermeyer are both "independent" for purposes of Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP ("KPMG"), the principal accountant for the audit of the registrant's annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $38,500 for year ended March 31, 2004 and $65,648 for year ended
     March 31, 2003.

(b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

     None

(c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $10,540 in the year ended March 31, 2004 and $12,000 in the year ended March 31, 2003. Such services included review of excise distribution calculations (if applicable), preparation of the Funds' federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

     None

(e) (1)  AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

                       MODEL AUDIT AND NON-AUDIT SERVICES
                               PRE-APPROVAL POLICY

                                  JUNE 25, 2003

I.    STATEMENT OF PRINCIPLES


Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of Directors or Trustees (the "Committee") of the ING Funds (each a "Fund," collectively, the "Funds") set out under Paragraph I on EXHIBIT A to this Audit and Non-Audit Services Pre-Approval Policy ("Policy") is responsible for the oversight of the work of the Funds' independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors' independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission ("SEC") rules promulgated in accordance with the Act, the Funds' may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services ("general pre-approval") or it may pre-approve specific services ("specific pre-approval"). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds' independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee's specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC's rules on auditor independence and that such services are compatible with maintaining the auditors' independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors' familiarity with the Funds' business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds' ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee's general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee's duty to pre-approve services performed by the Funds' independent auditors.

II. AUDIT SERVICES


The annual audit services engagement terms and fees are subject to the Committee's specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds' annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds' financial statements (E.G., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds' financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors' independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services;" assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV. TAX SERVICES


The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors' independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds' independent auditors that do not, in the Committee's view, impair auditor independence and that are consistent with the SEC's rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V. OTHER SERVICES


The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC's prohibited non-audit services is attached to this Policy as Appendix E. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC's prohibitions.

VI. PRE-APPROVAL OF FEE LEVELS AND BUDGETED AMOUNTS


The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee's specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund's audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. PROCEDURES


Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on annual basis, receive from the independent auditors a list of services provided by the auditors during the prior 12-month period.

VIII. DELEGATION

The Committee may delegate pre-approval authority to one or more of the Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX. ADDITIONAL REQUIREMENTS


The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors' independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                    THE FUND(S)         FEE RANGE
----------------------------------------------------------------------------------------------------
Statutory audits or financial audits (including tax services           /X/           As presented to
associated with audit services)                                                           Audit
                                                                                        Committee

Services associated with SEC registration statements, periodic         /X/           Not to exceed
reports and other documents filed with the SEC or other                                $8,500 per
documents issued in connection with securities offerings                                  filing
(E.G., consents), and assistance in responding to SEC comment letters.

Consultations by Fund management with respect to accounting or         /X/           Not to exceed
disclosure treatment of transactions or events and/or the                            $8,000 during
actual or potential effect of final or proposed rules,                                  the Pre-
standards or interpretations by the SEC, Financial Accounting                           Approval
Standards Board, or other regulatory or standard setting                                 Period
bodies.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                        THE
                                                       FUND(S)    FUND AFFILIATES    FEE RANGE
---------------------------------------------------------------------------------------------------
Services related to Fund mergers                        /X/            /X/          Not to exceed
                                                                                     $10,000 per
                                                                                       merger

Consultations by Fund management with respect           /X/                         Not to exceed
to accounting or disclosure treatment of                                              $5,000 per
transactions or events and/or the actual or                                           occurrence
potential effect of final or proposed rules,                                          during the
standards or interpretations by the SEC,                                             Pre-Approval
Financial Accounting Standards Board, or                                               Period
other regulatory or standard setting bodies.
[NOTE: Under SEC rules some consultations may
be "audit" services and others may be
"audit-related" services.]

Review of the Funds' semi-annual financial              /X/                         Not to exceed
statements                                                                           $5,000 for
                                                                                     each set of
                                                                                      financial
                                                                                     statements

Reports to regulatory or government agencies            /X/                         Up to $5,000
related to the annual engagement                                                        per
                                                                                     occurrence
                                                                                     during the
                                                                                    Pre-Approval
                                                                                       Period

Regulatory compliance assistance                        /X/            /X/          Not to exceed
                                                                                      $5,000 per
                                                                                       quarter

Training courses                                                       /X/          Not to exceed
                                                                                      $2,000 per
                                                                                       course

SAS 70 Internal Control Review for Investment                          /X/          Not to exceed
Advisers/Affiliated Sub-Advisers                                                      $150,000
                                                                                     during the
                                                                                    Pre-Approval
                                                                                       Period

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                                        FUND
                                                      THE FUND(S)    AFFILIATES    FEE RANGE
-----------------------------------------------------------------------------------------------
Preparation of federal and state income tax             /X/                       Not to exceed
returns and federal excise tax returns for the                                      $6,000 per
Funds including assistance and review with excise                                 Fund during
tax distributions.                                                                  the Pre-
                                                                                    Approval
                                                                                     Period

Review of IRC Sections 851(b) and 817(h)                /X/                         $750 per
diversification testing on a real-time basis                                      retail Fund
                                                                                   and $1,000
                                                                                  per insurance
                                                                                  dedicated
                                                                                  Fund during
                                                                                    the Pre-
                                                                                    Approval
                                                                                     Period

Review of year-end reporting for 1099's                 /X/                       Not to exceed
                                                                                  $800 per Fund
                                                                                   during the
                                                                                  Pre-Approval
                                                                                     Period

Tax assistance and advice regarding statutory,          /X/            /X/        Not to exceed
regulatory or administrative developments                                           $5,000 for
                                                                                  the Funds or
                                                                                     for the
                                                                                      Funds'
                                                                                   investment
                                                                                     adviser
                                                                                    during the
                                                                                   Pre-Approval
                                                                                     Period

INTERNATIONAL TAX SERVICES (E.G., TAIWAN AND            /X/                       Not to exceed
INDIA)                                                                             $5,000 per
                                                                                   Fund during
                                                                                   the Pre-
                                                                                     Approval
                                                                                     Period

Tax training courses                                                   /X/        Not to exceed
                                                                                   $2,000 per
                                                                                  course during
                                                                                   the Pre-
                                                                                    Approval
                                                                                     Period

Loan Staff Services                                     /X/            /X/        Not to exceed
                                                                                     $15,000
                                                                                   during the
                                                                                   Pre-Approval
                                                                                      Period

                                                                        FUND
                                                      THE FUND(S)    AFFILIATES    FEE RANGE
-----------------------------------------------------------------------------------------------
Tax services associated with Fund mergers               /X/                       Not to exceed
                                                                                    $8,000 per
                                                                                  merger during
                                                                                     the Pre-
                                                                                     Approval
                                                                                     Period

TAX SERVICES RELATED TO CLOs AND CBOs                                  /X/        Not to exceed
                                                                                   $15,000 per
                                                                                     quarter

Appendix D
Pre-Approved Other Services for the Pre-Approval Period June 1, 2003 through May 31, 2004

Service

                                                      THE FUND(S)      FUND AFFILIATES     FEE RANGE
--------------------------------------------------------------------------------------------------------
Agreed-upon procedures for Class B share                                    /X/          Not to exceed
12b-1 programs                                                                           $25,000 during
                                                                                            the Pre-
                                                                                            Approval
                                                                                             Period

AIMR assistance, and/or verification of                                     /X/          Not to exceed
composites                                                                               $25,000 during
                                                                                            the Pre-
                                                                                            Approval
                                                                                             Period

Appendix E

Prohibited Non-Audit Services
Dated:    200X

     - Bookkeeping or other services related to the accounting records or financial statements of the Funds

     -  Financial information systems design and implementation

     - Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

     -  Actuarial services

     -  Internal audit outsourcing services

     -  Management functions

     -  Human resources

     -  Broker-dealer, investment adviser, or investment banking services

     -  Legal services

     -  Expert services unrelated to the audit

     - Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

(e) (2) PERCENTAGE OF SERVICES REFERRED TO IN 4(b) - (4)(d) THAT WERE APPROVED BY THE AUDIT COMMITTEE

        100% of the services were approved by the audit committee.

(f) PERCENTAGE OF HOURS EXPENDED ATTRIBUTABLE TO WORK PERFORMED BY OTHER THAN FULL TIME EMPLOYEES OF KPMG IF GREATER THAN 50%.

        Not applicable.

(g) NON-AUDIT FEES: The non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $501,653 for year ended March 31, 2004 and $363,808 for fiscal year ended March 31, 2003.

(h) PRINCIPAL ACCOUNTANTS INDEPENDENCE: The Registrant's Audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board during the period covered by the N-CSR filing. The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board. The Committee currently consists of all Independent Trustees of the Board (6 individuals).
Currently, there is no written charter for the Nominating Committee and neither the Committee nor the Board has adopted a formal policy regarding the consideration of nominees recommended by shareholders. It is anticipated that these matters will be considered by the Committee and the Board during the upcoming year and that a formal charter containing policies with respect to the consideration of nominees recommended by shareholders will be approved by the Board.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

   (3)  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING SERIES FUND, INC.

By   /s/ James M. Hennessy
  ----------------------------------------
     James M. Hennessy
     President and Chief Executive Officer

Date: June 9, 2004
      ------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ James M. Hennessy
  ----------------------------------------
     James M. Hennessy
     President and Chief Executive Officer

Date: June 9, 2004
      ------------


By   /s/ Michael J. Roland
  ----------------------------------------
     Michael J. Roland
     Executive Vice President and Chief Financial Officer


Date: June 9, 2004
      ------------